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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cigna Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Cigna Corporation
900 Cottage Grove Road
Bloomfield, Connecticut 06002

March 15, 2013

Dear Shareholder:

We hope you will join Cigna Corporation's Board of Directors, senior leadership and other members of the Cigna team at our 2013 Annual Meeting of Shareholders on April 24, 2013. The attached Notice of Annual Meeting of Shareholders and proxy statement contain information about the business to be conducted at the Annual Meeting.

We're pleased with our strong performance in 2012. This marks our third consecutive year of the effective execution of our Go Deep, Go Global, Go Individual strategy, which is continuing to provide differentiated value for our customers and strong returns for our shareholders. For 2012, our results exceeded our growth and earnings expectations, driven primarily by the strength of our Global Health Care business. The focus on our global customers and disciplined management of our businesses continues to drive positive results and positions Cigna well for attractive performance in 2013 and beyond.

We are proud of the efforts of our more than 35,000 employees around the world who worked hard to deliver these outstanding results throughout 2012. In order to attract, retain, and appropriately incent our people, we have focused on creating a pay and incentive framework that is appropriately aligned to our performance and our company values. This proxy statement sets forth the tenets of our pay-for-performance philosophy and provides specific information on the compensation for our named executive officers.

This year's proxy statement includes many enhancements in how we explain and present information about our Board of Directors, strong corporate governance practices and executive compensation decisions that reflect our pay-for-performance philosophy. These changes reflect our ongoing commitment to simplify and improve our description of matters relating to the Annual Meeting and were also brought about, in part, as a result of our ongoing discussions with our shareholders. Cigna values the feedback and input it receives from its shareholders and makes an effort throughout the year to engage in constructive dialogue.

Your vote is very important to us and Cigna. We encourage you to sign and return your proxy card or vote by telephone or over the Internet before the Annual Meeting. Instructions on how to vote can be found on pages 5 through 7 of the proxy statement.

At the Annual Meeting, we look forward to the opportunity to reflect on 2012 and look ahead to our future. Thank you for being a shareholder and for your continued support of Cigna.

Sincerely,

/s/ David M. Cordani

David M. Cordani
President and Chief Executive Officer

/s/ Isaiah Harris, Jr.

Isaiah Harris, Jr.
Chairman of the Board

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Cigna Corporation

900 Cottage Grove Road
Bloomfield, Connecticut 06002

Notice of 2013
Annual Meeting of
Shareholders

Time and Date:	10:00 a.m. on Wednesday, April 24, 2013.
Place:	Windsor Marriott Hotel, Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095.
Items of Business:

•

Election of the four director nominees named in the proxy statement for terms expiring in April 2016.

•

Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2013.

•

Advisory approval of Cigna's executive compensation.

•

Approval of an amendment to the Cigna Long-Term Incentive Plan.

•

Consideration of a shareholder proposal on lobbying disclosure.

•

Consideration of any other business properly brought before the meeting.

Record Date:	Monday, February 25, 2013. Only Cigna shareholders of record at the close of business on that date may vote at the meeting.
Proxy Voting:	Your vote is very important, regardless of the number of shares you own. We urge you to vote by telephone, by using the Internet, or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail.

March 15, 2013

By order of the Board of Directors,

/s/ Danthu Thi Phan

Danthu Thi Phan
Corporate Secretary

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2013 PROXY STATEMENT

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PROXY SUMMARY

Business Performance

Cigna's mission is to improve the health, well-being and sense of security of the over 75 million people we serve around the world. This mission and focus on delivering value to our customers is at the center of what we do every day. 2012 marked the third consecutive year of successfully executing our Go Deep, Go Global, Go Individual strategy. Cigna continued to execute this strategy in 2012 by following these core tenets:

•

Ensuring focus on the individual by leveraging deep customer insights and analytics.

•

Emphasizing value-based solutions tailored to each of our clients and individual customers.

•

Enhancing collaboration with providers to offer affordable access to high-quality care.

Our strategy creates value for our customers and, in turn, our shareholders and is reflected in our strong results for 2012. Business highlights for 2012 included:

•

Revenues increased 33% over 2011 to $29.1 billion.

•

Adjusted income from operations was $1.73 billion, compared with $1.36 billion in 2011. Adjusted income from operations per share increased 21%, from $4.96 per share in 2011 to $5.99 per share in 2012.

•

Shareholders' net income was $1.62 billion, or $5.61 per share, compared with $1.26 billion, or $4.59 per share in 2011.

•

Our global medical customer base grew by 1.4 million, for a total of over 14 million customers worldwide.

•

Cigna strengthened its market position through strategic transactions completed in 2012, most notably our acquisition in January 2012 of HealthSpring, Inc., a leading provider of medical benefits to seniors. The HealthSpring acquisition enhances our ability to serve individuals across their life stages, deepens our existing customer relationships, and facilitates a broader deployment of Cigna's range of health and wellness capabilities and product offerings.

Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure, which is shareholders' income from continuing operations, see page 35 of our Annual Report on Form 10-K for 2012.

Corporate Governance

At Cigna, our Board of Directors places great value on strong governance controls, and regularly evaluates and implements emerging best practices. The table below lists many of our governance practices.

Board and Other Governance Information	For 2012

Size of Board	11
Number of Independent Directors	10
Diverse Board (as to Composition, Skills and Experience)	Yes
Independent Chairman of the Board	Yes
Board Meetings Held	9
Annual Board and Committee Self-Evaluations Conducted	Yes
Stock Ownership Guidelines for Directors and Executives	Yes
Majority Voting for Election of Directors	Yes
Limited Supermajority Voting Provisions	Yes
Voting Results for 2012 Advisory Approval of Executive Compensation	98% in favor
Annual Advisory Approval of Executive Compensation	Yes
No Tax Gross-Up on Change of Control	Yes
Double-Trigger Vesting of Equity on Change of Control	Yes
Annual Equity Grant to Non-Employee Directors	Yes
Annual Report related to Corporate Political Expenditures	Yes

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PROXY SUMMARY

Executive Compensation

Cigna's executive compensation program design is based on the philosophy that executive pay should be strongly aligned with Company strategy, results and individual performance. Our future success is based on the decisions our executive officers make every day in support of Cigna's mission to improve the health, well-being and sense of security of the customers we serve.

Key objectives of our pay-for-performance philosophy include:

•

Aligning Interests of Executives and Shareholders — Executives are compensated for achieving annual financial goals through annual incentives and creating long-term value for Cigna shareholders through long-term incentives. Stock options vest in three equal annual installments on the first, second and third anniversaries of the date of grant. Strategic performance shares are not fully vested until the end of three-year performance periods, and the payout is based on the achievement of goals for total shareholder return relative to Cigna's peer group, revenue and adjusted income from operations during this three-year period.

•

Rigorous Market Analysis — The People Resources Committee regularly reviews market compensation data to align target total direct compensation to the 50th percentile of the primary peer group, with superior pay awarded for superior performance or below market pay for below market performance.

•

Greater Emphasis on Performance-Based Compensation and Long-Term Incentives — As illustrated in the charts below, performance-based compensation represents approximately 91% of the CEO's target total direct compensation, including 76% in long-term incentives and 15% in annual incentives. On average, performance-based compensation represents 78% of target total direct compensation for the other named executive officers, including an average of 58% in long-term incentives and 20% in annual incentives.

CEO Target Pay Mix	Other NEO Average Target Pay Mix

Compensation for the named executive officers for 2012 reflected these objectives. The People Resources Committee's determinations for 2012 reflect Cigna's strong financial performance and results in 2012 that exceeded expectations, as well as significant individual performance contributions from each of the named executive officers.

Voting Matters and Board Recommendations

Proposal	Board's Vote Recommendation

1. Election of Directors	FOR each Director Nominee
2. Ratification of Appointment of Independent Auditor	FOR
3. Advisory Approval of Cigna's Executive Compensation	FOR
4. Approval of an Amendment to the Cigna Long-Term Incentive Plan	FOR
5. Consideration of a Shareholder Proposal on Lobbying Disclosure	AGAINST

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PROXY SUMMARY

Board of Directors Nominees

Name	Age	Director Since	Occupation	Independent	Committee Memberships/Roles

David M. Cordani	47	2009	President and CEO of Cigna.	No	—
Isaiah Harris, Jr.	60	2005	Former President and CEO of AT&T Advertising & Publishing — East and President, BellSouth Enterprises, Inc.	Yes	Chairman of the Board
Jane E. Henney, M.D.	65	2004	Former Professor of Medicine at the University of Cincinnati College of Medicine, Senior Vice President and Provost, Health Affairs at the University of Cincinnati Academic Health Center and Commissioner of Food and Drugs at the U.S. Food and Drug Administration.	Yes	Corporate Governance (Chair) People Resources
Donna F. Zarcone	55	2005	President and CEO of The Economic Club of Chicago. Former President and CEO of D.F. Zarcone & Associates LLC and President and COO of Harley-Davidson Financial Services, Inc.	Yes	Audit (Chair) Finance

For more complete information, please review the rest of the proxy statement. Detailed information about our business strategy and financial performance can be found in our 2012 Annual Report on Form 10-K.

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2013 ANNUAL MEETING INFORMATION

Questions and Answers about the Annual Meeting

Why did I receive proxy materials?

Proxy materials include the notice of annual meeting of shareholders, the proxy statement, a proxy card and Cigna's annual report on Form 10-K for the year ended December 31, 2012. You received in the mail a notice of the Internet availability of proxy materials or a printed copy of the proxy materials because you owned shares of Cigna common stock on Monday, February 25, 2013, the record date, and that entitles you to vote at the Annual Meeting.

Cigna's 2013 Annual Meeting of Shareholders is scheduled for Wednesday, April 24, 2013 at 10:00 a.m. to be held at Windsor Marriott Hotel, Ballroom 4, 28 Day Hill Road, Windsor, Connecticut 06095. The Cigna Board of Directors is soliciting your proxy to vote at the Annual Meeting or at any later meeting if the scheduled Annual Meeting is adjourned or postponed for any reason.

The proxy statement describes the matters on which Cigna would like you to vote, provides information on those matters, and provides information about Cigna that we must disclose under Securities and Exchange Commission (SEC) regulations when we solicit your proxy. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting in person. The written document by which you authorize proxies to vote on your behalf is also referred to as a proxy card.

What will I be voting on?

•

Election of the four director nominees named in this proxy statement for terms expiring in April 2016 (see page 9).

•

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013 (see page 26).

•

Advisory approval of a resolution on executive compensation (see page 65).

•

Approval of an amendment to the Cigna Long-Term Incentive Plan (see page 67).

•

Consideration of a shareholder proposal on lobbying disclosure (see page 75).

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will come before the shareholders during the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted in accordance with our governance documents. Cigna's 2012 proxy statement described the requirements for properly submitting proposals and nominations from the floor at this year's Annual Meeting. The proxies will have discretionary authority, to the extent permitted by law, on how to vote on other matters that may come before the Annual Meeting as those persons deem advisable.

How many votes can be cast by all shareholders?

Each share of Cigna common stock is entitled to one vote on each of the four directors to be elected and one vote on each of the other matters that is properly presented at the Annual Meeting. We had 286,061,499 shares of common stock outstanding and entitled to vote on Monday, February 25, 2013.

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2013 ANNUAL MEETING INFORMATION

How many votes must be present to hold the Annual Meeting?

At least two-fifths of the issued and outstanding shares entitled to vote, or 114,424,600 shares, present in person or by proxy, are needed for a quorum to hold the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the meeting.

How many votes are needed to approve each proposal and what are the effects of abstentions or broker non-votes on the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions, uninstructed shares held by brokers (which result in broker non-votes when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals) and signed but unmarked proxy cards.

Proposal Number	Item	Vote Required for Approval of Each Item	Abstentions*	Uninstructed Shares/ Effect of Broker Non-votes*	Signed but Unmarked Proxy Cards

1	Election of Directors	Majority of votes cast	No effect	Not voted/ No effect	Voted "for"
2	Ratification of Appointment of Independent Auditor	Majority of shares present and entitled to vote	Counted as "against"	Discretionary vote by broker	Voted "for"
3	Advisory Approval of Cigna's Executive Compensation	Majority of shares present and entitled to vote	Counted as "against"	Not voted/ No effect	Voted "for"
4	Approval of an Amendment to the Cigna Long-Term Incentive Plan	Majority of votes cast**	No effect	Not voted/ No effect	Voted "for"
5	Consideration of a Shareholder Proposal on Lobbying Disclosure	Majority of shares present and entitled to vote	Counted as "against"	Not voted/ No effect	Voted "against"

*

Abstentions and broker non-votes are included in determining whether a quorum is present.

**

Under New York Stock Exchange rules, the affirmative vote of the majority of votes cast is required to approve this proposal, provided that the total votes cast on the proposal represents at least a majority of the shares entitled to vote on this item.

How do I vote if I own shares as a record holder?

If your name is registered on Cigna's shareholder records as the owner of shares, you are the "record holder." If you hold shares as a record holder, there are four ways that you can vote your shares, described below.

•

Over the Internet. Vote at www.envisionreports.com/ci. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on Tuesday, April 23, 2013. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

•

By telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time, on Tuesday, April 23, 2013. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

By mail. If you received a proxy card, mark your voting instructions on the proxy card, and sign and date it. Then, return the proxy card in the postage-paid envelope provided. If you received only a notice and not a paper proxy card, the notice includes instructions on how to request and return a paper proxy card for those who would like to vote by mail. For your mailed proxy card to be counted, we must receive it before the polls close at the Annual Meeting.

•

In person. Attend the Annual Meeting, or send a personal representative with an appropriate proxy, in order to vote.

Please note that you cannot vote using the notice of Internet availability of proxy materials. The notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the notice and returning it.

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2013 ANNUAL MEETING INFORMATION

How do I vote if my Cigna shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held "in street name"), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the election of directors and the other important matters being voted on at the Annual Meeting, we encourage you to provide instructions on how to vote your shares.

If you hold shares in street name and want to vote in person at the Annual Meeting, you will need to ask your bank, broker or custodian to provide you with a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting in order to vote. Please note that if you request a legal proxy from your bank, broker or custodian, any previously executed proxy will be revoked and your vote will not be counted unless you vote in person at the Annual Meeting or appoint another legal proxy to vote on your behalf.

How do I vote if my Cigna shares are held by Computershare Shareowner Services in an employee stock account?

Employee stock accounts maintained by Computershare Shareowner Services hold restricted stock that has not yet vested, formerly restricted stock that has vested, and shares acquired through an option exercise. If you have these kinds of shares, you are the record holder and you should follow the rules above for voting shares held as a record holder.

Can I vote if I have money in the Cigna Stock Fund of the Cigna 401(k) Plan or Cigna Health Management 401(k) Plan?

Yes, but you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern time on Thursday, April 18, 2013. You may vote over the Internet, by telephone, or by mail (as described above), but you may not vote in person at the Annual Meeting. If you have money invested in the Cigna Stock Fund of the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan, the plan trustees have the legal authority to vote those shares. Under the plans, however, you have pass-through voting rights based on your interest in the Cigna Stock Fund. You may exercise these voting rights by submitting a proxy that reflects your voting instructions. Your voting instructions will be kept confidential under the terms of the plans. If you do not give voting instructions (or they are received after 11:59 p.m. Eastern time on Thursday, April 18, 2013), the trustees will vote your interest in the Cigna Stock Fund of the Cigna 401(k) Plan or the Cigna Health Management 401(k) Plan as instructed by Cigna's Retirement Plan Committee.

Can I change my vote?

Yes. If you are a record holder, you may:

•

Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern time on Tuesday, April 23, 2013;

•

Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before the polls close at the Annual Meeting;

•

Write to the Corporate Secretary at the address listed on page 78. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before the Annual Meeting begins; or

•

Attend the Annual Meeting and vote in person (or send a personal representative with a valid proxy).

If you hold your shares in street name, you may:

•

Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

•

Contact your bank, broker or other custodian of your shares to request a legal proxy in order to vote your shares in person at the Annual Meeting.

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2013 ANNUAL MEETING INFORMATION

Is my vote confidential?

Yes. All votes are confidential. Your voting records will not be disclosed to us, except as required by law or in contested Board elections.

Who will count the votes?

Computershare Shareowner Services has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding and the voting power of each share, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of any proxies and ballots, and will count all votes and ballots.

Why did I receive a notice of the Internet availability of proxy materials without a printed copy of the proxy statement or annual report?

Cigna has elected to take advantage of the SEC's rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders' receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting because we will print and mail fewer full sets of materials. On March 15, 2013, we mailed to our shareholders a notice containing instructions on how to access Cigna's proxy materials online. If you received a notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one.

To receive paper copies of the proxy materials, you may contact Cigna Shareholder Services at the address listed on page 79.

Are the proxy materials, including the 2012 annual report, available online?

Yes. You can view these documents on the Internet by accessing our website at www.cigna.com/aboutus/investor-relations.

What do I need to bring to attend the Annual Meeting?

You need to bring an admission card showing that you owned Cigna's common stock on the record date, February 25, 2013, in order to gain admission to the Annual Meeting. You must also bring a valid photo ID to be admitted to the Annual Meeting.

If you are a shareholder of record, your admission card is:

•

the notice you received in the mail stating that the proxy materials are available online; or

•

if you received paper copies of the proxy materials, the proxy card included with those materials.

If you own shares in street name, your admission card is:

•

your most recent brokerage statement showing your ownership of Cigna shares; or

•

a letter from your bank, broker or other custodian verifying your ownership of Cigna shares.

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

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2013 ANNUAL MEETING INFORMATION

Who pays for the proxy solicitation and how will Cigna solicit votes?

Cigna pays the cost of preparing the Company's proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Georgeson, Inc. (Georgeson) to assist in soliciting proxies. Cigna will pay Georgeson a fee of approximately $15,000 and reimburse Georgeson for its reasonable out-of-pocket expenses associated with this work.

How do I find out the Annual Meeting voting results?

The voting results of the Annual Meeting will be published no later than four business days after the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.cigna.com/aboutus/sec-filings.

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ITEM 1. ELECTION OF DIRECTORS

Cigna's Board of Directors currently consists of 11 members divided among three classes, each with a three-year term. Effective December 6, 2012, the Board, upon the recommendation of the Corporate Governance Committee, approved an amendment to Cigna's By-Laws that provides for the phased elimination of the classified board structure. Under the By-Laws amendment, directors whose terms expire in 2016 will stand for election for one-year terms beginning at the 2016 annual meeting of shareholders. Directors who have been elected to three-year terms before the 2016 annual meeting will complete those terms.

At the Annual Meeting, four directors are seeking election for terms expiring in 2016. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board can either reduce its size or designate another nominee. If the Board designates a nominee, your proxy will be voted for the substitute nominee.

At the recommendation of its Corporate Governance Committee, the Board is nominating for re-election:

•

David M. Cordani

•

Isaiah Harris, Jr.

•

Jane E. Henney, M.D.

•

Donna F. Zarcone

Below are brief biographies for each of the four director nominees and for each of the directors continuing in office. Following each director's biography is a description of the director's qualifications, skills and experience that, in addition to the criteria and characteristics described on page 14 under Director Nomination Criteria, are important in light of Cigna's business and strategy. The Company believes that having a Board with both breadth and depth of experience allows Cigna's directors to most capably, efficiently and productively oversee and guide the Company's business and strategy.

The Board of Directors' Nominees for Terms to Expire in April 2016

David M. Cordani (47)
 Mr. Cordani has been a Director of Cigna since 2009.

Mr. Cordani has served as Cigna's Chief Executive Officer since December 2009 and as President since June 2008. He served as Chief Operating Officer from June 2008 until December 2009; President, Cigna HealthCare from 2005 until 2008; and Senior Vice President, Customer Segments & Marketing, Cigna HealthCare from 2004 until 2005. He has been employed by Cigna since 1991. His current term as a Director of Cigna began in 2010 and expires in 2013.

As the only member of the Company's senior management who serves on the Board of Directors, Mr. Cordani provides significant global health services industry experience and unique expertise on the Company's products and services delivered across multiple lines of business, developed through his 20-year tenure with the Company. The Board of Directors also benefits from Mr. Cordani's executive leadership and management experience, gained through holding various positions of increasing responsibility at Cigna, particularly his leadership roles within Cigna's Health Care business segment and his roles as Chief Executive Officer, President and Chief Operating Officer, which encompass broad responsibility for Cigna's global business and corporate functions.

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ELECTION OF DIRECTORS

Isaiah Harris, Jr. (60)
 Mr. Harris has been a Director of Cigna since 2005.

Mr. Harris has served as Chairman of the Board since December 2009 and served as Vice-Chairman of the Board from July 2009 through December 2009. Mr. Harris served as President and Chief Executive Officer of AT&T

Advertising & Publishing — East (formerly BellSouth Advertising & Publishing Group, a communications services company) from 2005 until his retirement in 2007; and as President, BellSouth Enterprises, Inc. from 2004 until 2005. Mr. Harris has served as an Independent Trustee of Wells Fargo Advantage Funds since 2008 and served as a Director of Deluxe Corporation from 2004 until 2011. Mr. Harris was recognized by the Outstanding Directors Exchange as a 2010 Outstanding Director. His current term as a Director of Cigna began in 2010 and expires in 2013.

Mr. Harris' extensive business experience includes 19 years of corporate finance and operational experience in multi-national organizations, preceded by 13 years as a certified public accountant with KPMG LLP. In his executive business leadership roles he managed large organizations, developed and executed business strategies and led transformational change initiatives in both domestic and international operations. Mr. Harris also brings to Cigna leadership experience from his role as Chief Executive Officer of a significant division of a large, public company. He has also served on several corporate boards and previously chaired audit, corporate governance and compensation committees.

Jane E. Henney, M.D. (65)
 Dr. Henney has been a Director of Cigna since 2004.

Dr. Henney served as a Professor of Medicine at the University of Cincinnati College of Medicine (an educational institution) from 2008 until 2012. She served as Senior Vice President and Provost, Health Affairs at the University of

Cincinnati Academic Health Center from 2003 until 2008. From 1998 to 2001, Dr. Henney served as Commissioner of Food and Drugs at the U.S. Food and Drug Administration. Dr. Henney has been a Director of AmerisourceBergen Corporation since 2002 and Cubist Pharmaceuticals, Inc. since March 2012. She also served as a Director of AstraZeneca PLC from 2001 until 2011. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" and "Class of 2012" member. Dr. Henney is also an NACD Board Leadership Fellow. Her current term as a Director of Cigna began in 2010 and expires in 2013.

Dr. Henney's clinical and health policy expertise, particularly her experience as the Senior Vice President and Provost at a major medical center and as Commissioner of Food and Drugs at the U.S. Food and Drug Administration, provides significant industry-specific perspective to the Board. She also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

Donna F. Zarcone (55)
 Ms. Zarcone has been a Director of Cigna since 2005.

Ms. Zarcone has been the President and Chief Executive Officer of The Economic Club of Chicago (a civic and business leadership organization) since February 2012. She served as Interim President of The Economic Club of

Chicago from October 2011 until February 2012 and as President and Chief Executive Officer of D. F. Zarcone & Associates LLC (a strategic advisory firm) from 2007 until February 2012. Ms. Zarcone served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc. (a provider of wholesale and retail financing, insurance and credit card programs), a wholly-owned subsidiary of Harley-Davidson, Inc., from 1998 until 2006. She has been a Director of CDW LLC since 2011. She also served as a Director of The Jones Group, Inc. from 2007 to 2012 and Chairman of the Board of Eaglemark Savings Bank from 2002 to 2006. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2012" member. Her current term as a Director of Cigna began in 2010 and expires in 2013.

Ms. Zarcone has extensive experience in the areas of finance and risk management that she brings to her role on the Cigna Board, having served as an executive at Harley-Davidson Financial Services and as the Chairman of the Board of Eaglemark Savings Bank, an FDIC-regulated entity. She is a certified public accountant and has leadership experience in the information technology industry. Ms. Zarcone also brings to Cigna her deep understanding of the function and role of the Board of Directors, developed through board experience, particularly in the financial services industry.

The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed above.

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ELECTION OF DIRECTORS

Directors Who Will Continue in Office

Eric J. Foss (54)
 Mr. Foss has been a Director of Cigna since 2011.

Mr. Foss has been President, Chief Executive Officer and a Director of ARAMARK Corporation (a provider of food services, facilities management and uniform and career apparel) since May 2012. He served as Chief Executive Officer of Pepsi Beverages Company (beverage manufacturer, seller and distributor) from 2010 until December 2011. He served as Chairman and Chief Executive Officer of The Pepsi Bottling Group from 2008 until 2010; President and Chief Executive Officer from 2006 until 2007; and Chief Operating Officer from 2005 until 2006. Mr. Foss has served on the Board of UDR, Inc. since 2003. His term as a Director of Cigna began in 2011 and expires in 2014.

As the current CEO of ARAMARK Corporation, and having held roles of increasing responsibility over his 30-year career at Pepsi Beverages Company, Mr. Foss brings significant and varied management expertise to Cigna. His experience with a consumer-focused company, marketing, executive management, business leadership, the challenges of operating a global business, and strategic planning are highly valuable to Cigna's Board and in shaping the direction and strategy of the Company.

Roman Martinez IV (65)
 Mr. Martinez has been a Director of Cigna since 2005.

Mr. Martinez has been a private investor since 2003. He has been a Director of Alliant Techsystems Inc. since 2004 and a Director of Bacardi Limited since 2008. His current term as a Director of Cigna began in 2011 and expires in 2014.

Mr. Martinez has significant financial experience, developed through his service as an investment banking executive with Lehman Brothers (from 1971 through 2003) and also as a private investor. He also contributes his deep understanding of the function and role of the Board of Directors, developed through his experience on other boards of directors, including publicly-traded and private corporations, non-profit organizations, and on the Investment Advisory Council of the State of Florida.

John M. Partridge (63)
 Mr. Partridge has been a Director of Cigna since 2009.

Mr. Partridge has served as President of Visa Inc. (a consumer credit company) since October 2009 and served as Chief Operating Officer from 2007 to 2009. He joined VISA USA in October 1999 and served as President and Chief

Executive Officer of Inovant (a VISA subsidiary) from 2000 to 2007 and also served as Interim President of VISA USA in 2007. His current term as a Director of Cigna began in 2012 and expires in 2015.

Mr. Partridge brings to Cigna his extensive experience in the financial services industry, including positions with Wells Fargo, Credicorp, Unum and VISA. He has served in a number of executive positions with oversight of financial operations, merger and acquisition activities and corporate restructurings. He also contributes his experience as a business executive with Chief Information Officer responsibilities and international business leadership. Further, Cigna values his experience managing information technology investments in support of business objectives gained through each of his executive leadership positions.

James E. Rogers (65)
 Mr. Rogers has been a Director of Cigna since 2007.

Mr. Rogers has served as Chairman of Duke Energy Corporation (an electric power company) since 2007 and as the President, Chief Executive Officer and a director since 2006. He was formerly the Chairman, President and Chief

Executive Officer of CINERGY Corp. (which merged with Duke Energy Corporation in 2006) from 1994 until 2006. Mr. Rogers has been a Director of Applied Materials, Inc. since 2008 and served as a director of Fifth Third Bancorp from 1995 until 2009. He received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" member. His current term as a Director of Cigna began in 2012 and expires in 2015.

As the current Chief Executive Officer of a large, public company in the highly-regulated energy industry, Mr. Rogers's extensive management expertise and regulatory and public policy experience are highly valuable to Cigna. In addition, he contributes his insights on board leadership developed through his role as Chairman of the Board of a large, public company and a long tenure of service on several boards of other large, public companies.

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ELECTION OF DIRECTORS

Joseph P. Sullivan (70)
 Mr. Sullivan has been a Director of Cigna since 2010.

Mr. Sullivan has been a private investor since 2003. He was Chairman and Chief Executive Officer of Protocare, Inc. (a clinical trials and pharmaceutical industries consulting firm) from 2000 to 2003. Mr. Sullivan has been a Director of

HCP, Inc. since 2004, a Director of MPG Office Trust, Inc. since 2009, and a Director of Amylin Pharmaceuticals, Inc. from 2003 until 2012. He is Chairman Emeritus of Rand Health where he has served as Chairman of the Board of Advisors of RAND Health from 2001 to 2012. His current term as Director of Cigna began in 2012 and expires in 2015.

Mr. Sullivan brings his extensive senior leadership experience in the health industry to his role on the Cigna Board, having served as the Chairman and Chief Executive Officer of Protocare, Inc. He also brings health policy experience gained as Chairman of the Board of Advisors of RAND Health. In addition, he possesses a strong understanding of the function and role of the Board developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

Eric C. Wiseman (57)
 Mr. Wiseman has been a Director of Cigna since 2007.

Mr. Wiseman has served as Chairman of VF Corporation (an apparel company) since August 2008, as Chief Executive Officer since January 2008, and as President and a Director since 2006. He served as Chief Operating Officer of VF

Corporation from 2006 to 2007; Executive Vice President, Global Brands from 2005 to 2006; Vice President and Chairman, Sportswear and Outdoor Coalitions from 2004 until 2005; and Vice President and Chairman, Global Intimates and Sportswear Coalition from 2003 until 2004. Mr. Wiseman has been a Director of Lowe's Companies, Inc. since 2011. His current term as a Director of Cigna began in 2012 and expires in 2015.

Mr. Wiseman brings to Cigna leadership experience from his role as Chairman and Chief Executive Officer of a large, public company. Mr. Wiseman also has significant and varied management expertise, developed in roles of increasing responsibility at VF Corporation. His familiarity with consumer marketing, brand initiatives and market trends and the challenges of operating a global business, as well as his strategic planning experience, are highly valuable to Cigna's Board and in shaping the direction and strategy of the Company.

William D. Zollars (65)
 Mr. Zollars has been a Director of Cigna since 2005.

Mr. Zollars served from 1999 to July 2011 as Chairman, President and Chief Executive Officer of YRC Worldwide, Inc. (a holding company whose subsidiaries provide regional, national and international transportation and related services). Mr. Zollars served as Director of ProLogis Trust from 2004 through 2010 and rejoined the Board of ProLogis in 2011. He has served as a Director of Cerner Corporation (a supplier of health care information technology) since 2005. His current term as a Director of Cigna began in 2011 and expires in 2014.

Mr. Zollars contributes to Cigna's Board his extensive senior management expertise, particularly from his role as the Chairman and Chief Executive Officer of a public corporation. As a result of his 15 years of service on the boards of publicly-held corporations, including companies within the health care industry, he understands the function and role of a board of directors and adds strategic planning, risk management and leadership skills.

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CORPORATE GOVERNANCE

The Role of the Board and Board Leadership

The Board's main duty is oversight of the management of Cigna's business affairs and assets. In order to fulfill its responsibilities to the Company's shareholders, Cigna's Board, both directly and through the Board's committees, regularly engages with management, ensures management accountability and reviews the most critical issues that face Cigna. The Board reviews succession planning, the Company's strategy and mission, and the Company's execution of financial and strategic goals. The Board also oversees risk management and determines executive compensation. Cigna's Board is committed to meeting the dynamic needs of the Company and focusing on the interests of its shareholders and, as a result, evaluates and adapts its role, its relationship with management, and its composition on a regular basis.

Independent Chairman of the Board

The roles of Chairman of the Board and Chief Executive Officer (CEO) are separated to allow an independent Chairman to lead the governance aspects of the Board of Directors. The Board believes that this leadership structure is appropriate for Cigna in the current environment, and aids the Company in adhering to sound corporate governance principles. Having an independent Chairman ensures independent oversight. Cigna's CEO, who reports to the Board of Directors, is responsible for the execution of Cigna's strategic goals and management of the Company's senior leaders. The Chairman serves as the principal representative of the Board, presides over meetings of the Board and the annual meeting of Cigna shareholders, drives the Board meeting agendas and acts as the liaison between the Board and the Company's senior management. Together, the CEO and Chairman of the Board collaborate on agendas, ensure that management is responsive to the Board's concerns and questions and ensure that members of management are available to directors, as appropriate. Other key responsibilities of the Chairman include:

•

facilitating discussion among the other independent directors on key issues and concerns and advising the CEO on the flow of information between the Board and Cigna's management;

•

advising the CEO on issues of concern to the Board and, together with the other independent members of the Board, evaluating the CEO's performance;

•

leading the Board in CEO succession planning;

•

developing the schedule of Board meetings together with the CEO and conferring regularly with the CEO and the committee chairs to drive meeting agendas;

•

engaging in the director recruitment process, including focusing on diversity of candidates and meeting with all qualified candidates; and

•

representing the Company in interactions with external stakeholders at the discretion of the Board.

The Chairman of the Board is elected to a three-year term, expiring at the annual meeting occurring at the end of the third year. The full Board evaluates the Chairman's performance on an annual basis. In the last year of a term, the evaluation is the first step in the nomination process. During the third quarter preceding the end of the Chairman's term, the Corporate Governance Committee conducts the nomination process, which culminates in the Board's formal nomination of the Chairman of the Board in the first quarter.

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CORPORATE GOVERNANCE

Board Composition of Independent Directors

Cigna has a strong commitment to a Board composed of independent, non-employee directors. Currently, the Company's CEO is the only employee director who serves on the Board. All other directors are independent. The Board's oversight function is enhanced by the fact that the Board's Audit, Corporate Governance, Finance and People Resources Committees are composed entirely of independent directors. Further, Board practices, including holding executive sessions of the independent directors outside of the presence of management at Board and committee meetings and an annual review of the performance of the Board, its committees, the Chairman and the CEO, enable substantial independent oversight.

Criteria and Process for Nominating Directors

Director Nomination Criteria

The Corporate Governance Committee, in consultation with the Board, has developed and periodically reviews individual director responsibilities and has identified particular qualifications, characteristics, skills and experience that they believe are important to be represented on the Board in light of Cigna's current needs and business priorities. The following table summarizes individual responsibilities and the key qualifications, characteristics, skills and experience for membership. The Corporate Governance Committee and the Board take into consideration these critieria for Cigna directors as part of the director recruitment, evaluation and nomination process.

Individual Director Responsibilities	Director Qualifications, Characteristics, Skills and Experience

•

Understand Cigna's businesses and the importance of increasing shareholder value.

•

Participate in an active, constructive and objective way at Board and committee meetings.

•

Review and understand advance briefing materials.

•

Share expertise, experience, knowledge and insights as related to the matters before the Board.

•

Advance Cigna's objectives and reputation.

•

Contribute to management evaluation and succession planning.

•

Consult with and be available to the CEO and senior management.

•

Demonstrate an ongoing commitment to engage with senior management outside of Board and committee meetings on matters affecting the Company.

•

Good judgment and strong commitment to ethics and integrity.

•

Ability to analyze complex business and public policy issues and provide relevant input regarding the Company's business strategy.

•

Free of conflicts of interest.

•

High degree of achievement in their respective fields.

•

Contribution to the overall diversity (in its various forms) of the Board of Directors.

•

Financial acumen.

•

Ability to assess different risks and impact on shareholder value.

•

Insight into the process of developing key employees.

•

Awareness of consumer market trends and developing and delivering high-quality products and services that respond directly to customer needs and expectations.

•

Experience with the challenges of operating businesses in the global marketplace.

• Knowledge of and insight into government relationships, legislative and regulatory initiatives, policy-making and processes.

Director Nomination Policy and Process

The Corporate Governance Committee reviews the background of potential candidates and presents them to the Board for consideration before selection. Director candidates are then interviewed by the Chair of the Corporate Governance Committee, the Chairman of the Board and other members of the Board, as appropriate. When considering director candidates and the current composition of the Board, the Corporate Governance Committee and the Board consider how each candidate's background, experiences, skills, prior board service, board and committee engagement and unique perspective will contribute to the diversity of the Board of Directors as a whole.

The Corporate Governance Committee assesses the Board's composition as part of the annual self-evaluation of the Board (described below on page 16). As part of the consideration of whether to nominate current directors for re-election, the Board reviews the individual director's performance against the nomination criteria and responsibilities of the members of the Board identified above under Director Nomination Criteria. The Board may nominate for election and appoint to fill vacant or new Board positions only those persons who agree to adhere to the Company's majority voting standard (described below on page 16).

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CORPORATE GOVERNANCE

Consideration of Shareholder Suggestions for Director Nomination

The Corporate Governance Committee is responsible for advising and reporting to the Board on the Board's membership and director nominations. In accordance with the Company's By-Laws, a shareholder who wishes to suggest a Board nominee should submit the candidate's name, together with the candidate's consent, appropriate biographical information and qualifications, to the Committee at the Corporate Secretary's address on page 78.

The Corporate Governance Committee generally considers nominees in October for the following annual meeting. Accordingly, suggestions for Board nominees should be submitted by October 1st to ensure consideration for the following annual meeting. Shareholder suggestions for Board nominees are evaluated using the same criteria identified above in the Director Nomination Criteria section on page 14.

Third-Party Director Search Firm

The Corporate Governance Committee retains a third-party search firm to assist in identifying and evaluating candidates for Board membership who best match Cigna's director nomination criteria. Heidrick & Struggles has served as the Committee's director recruiting firm since December 2010.

Governance Policies and Communications with the Board

The Board and its committees regularly review their corporate governance policies and practices and make changes from time to time to implement developing best practices that the Board has determined are appropriate for Cigna. Many of these policies and practices are embodied in Cigna's Board Practices and the charters of the Audit, Corporate Governance, Finance, People Resources and Executive Committees. Each committee reviews its charter on an annual basis.

Instructions for how to obtain copies of Cigna's corporate governance policies and how to communicate with the Board of Directors are included in the Additional Questions and Answers section beginning on page 78.

Other Board Practices

Limit on Public Company Directorships

Each director who is also a chief executive officer of a public company may not serve on more than one other public company board in addition to Cigna's Board and the board of his or her employer (for a total of three public company directorships). Each director who is not a chief executive officer of a public company may serve on no more than four boards of other public companies (for a total of five such directorships).

Board and Committee Meeting Process and Executive Sessions

The Board and committee meeting schedule and agenda are developed with input from directors. As part of regularly scheduled Board meetings, the Board holds executive sessions of only independent directors. The Board held nine meetings in 2012 and met in executive session in connection with seven of those meetings. The Chairman presides at the executive sessions. The Audit, Corporate Governance, Finance and People Resources Committees each also meet in executive session on a regular basis in connection with committee meetings.

Access to Management and Independent Advisors

Independent directors have regular access to senior management and other employees. In addition, the Board and its committees are able to access and retain independent advisors as they deem necessary or appropriate.

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CORPORATE GOVERNANCE

Continuing Education and Self-Evaluation

The Board is regularly updated on Cigna's businesses, strategies, customers, operations and employee matters, as well as external trends and issues that affect the Company. Directors are also encouraged to attend continuing education courses relevant to their service on Cigna's Board. The Corporate Governance Committee oversees the continuing education process, and the Company is kept apprised of director participation. Cigna reimburses directors for expenses they incur in connection with continuing education courses.

The Board, each of its committees, and the Chairman of the Board each conduct a self-assessment, and the Corporate Governance Committee annually conducts a review of each individual director's performance (including the Chairman's) against the established responsibilities of Cigna Board members. On an ongoing basis, directors offer suggestions and alternatives intended to further improve Board performance.

Majority Voting Standard, Resignation upon Change in Principal Position and Retirement

Cigna's majority voting standard for the election of directors requires that directors must receive a majority of the votes cast in uncontested elections. This means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee. In contested elections, the required vote would be a plurality of votes cast. In an uncontested election, any nominee who does not receive a majority of votes cast "for" his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. That tender of resignation cannot be withdrawn. If a director nominee does not receive a majority of votes for his or her election, the Corporate Governance Committee will act promptly to determine whether to accept the resignation and will submit the recommendation for prompt consideration by the Board. The Board has discretion to accept or reject the tendered resignation after the election. A director whose resignation is under consideration would abstain from participating in any decisions about that resignation.

If a director's principal employment position is changed, that director is required to tender his or her resignation to the Corporate Governance Committee. The Committee will then recommend to the Board whether to accept or decline the resignation. A director is required to retire no later than the annual meeting of shareholders coinciding with or following his or her 72nd birthday.

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CORPORATE GOVERNANCE

Board of Directors and Committee Responsibilities, Membership, Meetings and Director Independence

Board Meetings and Committees

The following table shows a summary of each committee's responsibilities. In its discretion, the Board and each committee may form and delegate all or a portion of its authority to subcommittees of one or more of its members. Additional information can be found in the committee charters adopted by the Board and available on Cigna's website at www.cigna.com/aboutus/board-committees.

Committees	Primary Responsibilities

Audit

•

Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy and effectiveness of internal controls, financial controls, disclosure controls and procedures and the integrity of financial statements.

• Assessing the qualification and independence of, appointing, compensating, overseeing the work of and removing, if appropriate, Cigna's independent registered public accounting firm.

•

Reviewing with management and the independent registered public accounting firm annual and quarterly financial statements, earnings releases, earnings guidance, ratings and significant accounting policies.

• Overseeing compliance with material legal and regulatory requirements.
• Advising the Board on financial and enterprise risks and overseeing the Company's enterprise risk management program and internal audit function.

•

Maintaining procedures for and reviewing the receipt, retention and treatment of complaints regarding accounting, controls, auditing, reporting and disclosure matters and confidential, anonymous submissions by employees of any concerns about questionable accounting and auditing matters.

Corporate Governance	• Reviewing, advising, and reporting to the Board on the Board's membership, structure, organization, governance practices and performance, as well as shareholder engagement activities.
• Overseeing the governance and development of succession plans for the Chairman of the Board and CEO.
• Reviewing committee assignments and director independence annually.
• Overseeing director nomination and compensation and developing specific director recruitment criteria.
• Overseeing the means by which interested parties, including shareholders, may make their concerns known to non-employee directors.

Finance	• Overseeing and advising the Board regarding the structure and use of Cigna's capital and investment policies.

•

Overseeing and advising the Board regarding Cigna's long-term financial objectives and progress against those objectives, annual operating plan and budget, and information technology strategy and execution.

People Resources

•

Overseeing the policies and processes for people development and assessments of executive officers and key senior management, including the CEO, and assisting the Board in developing and evaluating succession plans.

•

Establishing company goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those established goals and objectives, and based on this evaluation, recommending the CEO's compensation to the independent members of the Board for approval.

•

Reviewing and approving compensation targets, base salaries, cash and equity-based incentive compensation payments and arrangements, severance, and other compensation and benefits arrangements for any current or prospective executive officers other than the CEO, subject to required Board or shareholder approvals.

• Establishing performance measures and goals and assessing whether these goals were met for awards under short-term and long-term cash-based and equity-based compensation plans.

Executive	• Exercising the power and authority of the Board as specifically delegated by the Board when convening a meeting of the full Board of Directors is impracticable or difficult.
• Meeting as needed to advise the Independent Chairman of the Board.

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CORPORATE GOVERNANCE

All committee members meet the relevant independence standards required for the requisite committees. The following table lists the current members of each of the committees, chair positions and the number of meetings held during 2012. The full Board held nine meetings during 2012.

Name	Audit(1)	Corporate Governance	Finance	People Resources	Executive

David M. Cordani					X
Eric J. Foss	X	X
Isaiah Harris, Jr.					Chair
Jane E. Henney, M.D.		Chair		X	X
Roman Martinez IV	X		X
John M. Partridge	X		Chair		X
James E. Rogers	X		X
Joseph P. Sullivan		X		X
Eric C. Wiseman		X		X
Donna F. Zarcone	Chair		X		X
William D. Zollars		X		Chair	X
Number of Meetings	10	6	7	7	-

(1)

The Board determined that Donna Zarcone and John Partridge are "audit committee financial experts" as defined in the SEC rules.

Attendance at Meetings

During 2012, Board and committee attendance averaged 96% for the Board as a whole. Each incumbent director attended at least 88% of the combined total meetings of the Board and committees on which he or she served during 2012.

The Board encourages independent directors to attend the annual meeting of shareholders. Nine directors attended the 2012 annual meeting: Dr. Henney, Ms. Zarcone and Messrs. Cordani, Foss, Martinez, Sullivan, Wiseman, Zollars and Harris, who chaired the meeting.

Independence

Under the corporate governance listing standards of the New York Stock Exchange (NYSE), the Board must consist of a majority of independent directors. In making independence determinations, the Board observes NYSE and SEC criteria and considers all relevant facts and circumstances. Under NYSE corporate governance rules, to be considered independent:

•

the director must not have a disqualifying relationship, as defined in the NYSE corporate governance rules; and

•

the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company.

Cigna's Board maintains director independence standards, which are listed in the Board Practices posted on Cigna's website at www.cigna.com/aboutus/board-practices. The independence standards meet the independence requirements specified by the NYSE. To aid in the director independence assessment process, the Board Practices contain standards that identify categories of relationships that the Board has determined are not material and therefore would not affect a director's independence. For any relationship outside of these categories, the Board would make a determination of whether the relationship is material, and whether the director would be independent, will be determined by the directors who do satisfy the independence standards.

The Board, through its Corporate Governance Committee, annually reviews all relationships that any director or director nominee may have with the Company to determine independence. As a result of its annual review, the Board affirmatively determined that Messrs. Foss, Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman and Zollars, Dr. Henney and Ms. Zarcone are independent (that is, all current directors and director nominees are independent, except for Mr. Cordani).

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CORPORATE GOVERNANCE

In making these determinations, the Board and the Committee considered that Cigna or its subsidiaries engaged in transactions with other companies where:

•

Messrs. Foss, Partridge, Rogers and Wiseman serve as a current employee, or their immediate family member serves as a current executive officer, where in each case, the amount paid to or received from these companies in any of the last three years was significantly less than the greater of 2% of annual gross revenue for the other company or $1 million;

•

Messrs. Rogers and Wiseman serve as an executive officer and Cigna holds debt securities of the other company in an amount less than five percent of the total outstanding debt securities of that company;

•

Messrs. Foss, Harris, Martinez, Rogers, Sullivan, Wiseman and Zollars, Dr. Henney and Ms. Zarcone serve as a director and the transaction was in the ordinary course of business, and, in the case of Mr. Rogers, Cigna made charitable contributions to the other organization during the past year in an amount that was less than the greater of $100,000 or 2% of that organization's annual gross revenue; and

•

An immediate family member of Messrs. Harris, Martinez, Partridge and Wiseman, Dr. Henney and Ms. Zarcone serves as an employee for the other company and the transaction was in the ordinary course of business.

Each of these relationships falls within NYSE, SEC and Cigna independence standards and therefore was not considered a disqualifying or material relationship that impacted the applicable director's independence.

Board Oversight of Risk and Enterprise Risk Management

The Board of Directors is ultimately responsible for oversight of the risk management function of the Company. The Board executes its duty both directly and through its Audit, Corporate Governance, Finance and People Resources Committees. Cigna has implemented practices so that the Board and its committees are regularly briefed on issues related to the Company's risk profile.

The Board reviews reports from Cigna's Chief Risk Officer and General Auditor (CRO) at least annually. The Board regularly receives reports from its committees on matters related to risk management and devotes time during its meetings to engage in a focused discussion on risk oversight.

The Audit Committee oversees the Company's financial risks, and reviews and discusses with management the Company's Enterprise Risk Management (ERM) framework and process for identifying, assessing, and monitoring key business risks. Cigna's CRO reports directly to the Audit Committee at least quarterly to discuss the Company's ERM activities and progress made against established ERM objectives for the year. ERM is a Company-wide initiative that involves the Board, Cigna's management, the CRO and internal audit function in an integrated effort to (1) identify, assess, prioritize and monitor (as each of their roles dictates) a broad range of risks (e.g., financial, operational, business, compliance, reputational, governance and managerial), and (2) formulate and execute plans to monitor and, to the extent possible, mitigate the effect of those risks. In addition, the CRO meets with the Audit Committee during each of its executive sessions.

The Corporate Governance Committee oversees the Company's risks related to both political and charitable contributions. In exercising this oversight, the Corporate Governance Committee regularly reviews and discusses the financial contributions to organizations in alignment with the Company's ERM process.

The Finance Committee oversees the Company's capital, technology and investment-related initiatives. In exercising this oversight, the Finance Committee regularly reviews and discusses the technology, financial market and capital management risks that are monitored through the Company's ERM process.

The People Resources Committee oversees compensation-related risks and receives reports from the CRO that assist the Committee in assessing risks related to compensation design and awards. As part of an annual process, management conducted an in-depth review of Cigna's executive and employee compensation programs and policies, including incentive compensation plans, and in February 2012 presented a summary of its findings to the People Resources Committee. The review included analyzing the relationship between the incentives created by these programs and the Company's risk profile, internal controls that mitigate the risk of incentive compensation having an unintended negative financial impact on the Company, and plan design features including clawback arrangements, holding periods, earnings thresholds, payment structure and plan caps. The review concluded that Cigna's compensation programs and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

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CORPORATE GOVERNANCE

People Development and Succession Planning

The Board oversees CEO succession planning. To carry out this responsibility, the Board, with the assistance of the People Resources Committee, reviews and approves regular and emergency succession plans and, as part of those plans, develops and evaluates potential candidates who meet the Board's established criteria for the CEO position. The People Resources Committee is also responsible for overseeing the Company's policies and processes for people development in general, including the succession plan for all other executive officers. In fulfilling that responsibility, the People Resources Committee considers an annual review of executive officers and key senior management presented by the CEO, including a discussion of those employees who are considered to be potential successors to executive and senior level positions with regard to their readiness and development opportunities. The assessment is presented to the full Board at the People Resources Committee's direction.

Certain Transactions

The Company compiles and reviews on an ongoing basis information about transactions between Cigna and its directors and executive officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the dollar amount involved. The Company reviews the transaction information to determine whether any transaction may be subject to disclosure under applicable rules regarding transactions with related persons, and submits a description of any transaction subject to such disclosure to the Corporate Governance Committee for review.

The Corporate Governance Committee annually reviews and evaluates the outcome of this analysis, and presents its assessment to the full Board of Directors. The Company has not implemented a written policy concerning the review of related party transactions. In addition, all directors, officers and employees of Cigna are subject to the Company's Code of Conduct and Conflict of Interests policy, which requires the disclosure to the Company of any existing or proposed relationship, financial interest or business transaction that could, or might appear to be, a conflict of interest. Any reported transactions are to be brought to the attention of the Chief Ethics Officer for review and disposition.

Based on a review of the transactions between Cigna and its directors and executive officers, their immediate family members, and their affiliated entities, Cigna has determined that, since the beginning of 2012, there were no related party transactions.

Compensation Committee Interlocks and Insider Participation

The People Resources Committee comprises the four independent directors listed above on page 18. There are no compensation committee interlocks.

Section 16(a) Beneficial Ownership Reporting Compliance

Cigna directors and executive officers are required to file reports of their holdings and transactions in Cigna securities with the Securities and Exchange Commission. Based on these reports and representations from our directors and executive officers, the Company believes that all reports due in 2012 were timely filed.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

A director who also serves as an employee of the Company does not receive payment for services as a director. This section of the proxy statement applies only to compensation paid to non-employee directors.

The Corporate Governance Committee is responsible for reviewing and making recommendations to the Board about compensation paid to directors for Board, chairman, committee and committee chair services. The Board believes that the current director compensation program:

•

ties the majority of directors' compensation to shareholder interests because there is a significant equity compensation component and the value of equity fluctuates with the Company's stock price; and

•

is competitive based on the work required of directors serving an entity of the Company's size, complexity and scope.

Processes and Procedures for Determining Director Compensation

The Corporate Governance Committee's charter provides that it will periodically review director compensation, recommend changes to the Board, and assist in the administration of director compensation plans as authorized by the Board. The Corporate Governance Committee reviews the director compensation program periodically for competitiveness and appropriateness of both compensation levels and program design and may then make recommendations to the Board for action.

To help it fulfill its responsibilities, the Corporate Governance Committee may from time to time engage an independent compensation consultant. A compensation consultant engaged by the Corporate Governance Committee is directly responsible to the Committee for:

•

advising it on director compensation, industry practices and emerging trends; and

•

providing it with objective analysis and advice about benchmarking, pay policies and practices at competitors, potential tax consequences, compensation magnitude and mix, program structure, and alignment with shareholder interests.

The Board makes all decisions that determine the amount or form of director compensation, and these decisions may reflect factors and considerations other than the information and advice provided by a compensation consultant. At the request of the Corporate Governance Committee, a representative of the compensation consultant may attend certain Committee meetings to present information and recommendations and to be available to answer questions or advise the Committee. The Executive Vice President, Human Resources and Services and members of his staff, and the Executive Vice President and General Counsel and members of her staff, each provide information to the compensation consultant needed to carry out its assignments.

Director Compensation Program for 2012

During 2011, the Corporate Governance Committee engaged Pearl Meyer & Partners, an independent compensation consultant, to conduct a review of Cigna's director compensation program, including the structure, pay mix and stock ownership requirements, as well as director compensation trends and relevant market data.

Following that review, in October 2011, the Board, upon recommendation from the Corporate Governance Committee, implemented the current director compensation program effective January 1, 2012. Program changes improved alignment with the Company's peers based on a review of relevant market data and increased the equity component of the program. Under the new program, of the total Board retainer ($275,000), approximately 65% ($180,000) is paid in Cigna common stock and approximately 35% ($95,000) is paid in cash. Payments are made in equal, quarterly installments. No changes were made to the chairman, committee member or committee chair retainers for 2012.

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DIRECTOR COMPENSATION

The following chart shows the retainers in effect for 2012, as well as method of payment or award.

Retainer Type	Annual Amount	Method

Board	$275,000	$180,000 in Cigna common stock $95,000 in cash
Committee membership	$10,000	Cash
Committee chair	$5,000	Cash
Chairman	$225,000	Cash

Directors receive the committee membership retainer for each committee on which they serve, except the Executive Committee for which there is no retainer. The committee chair retainer is in addition to the committee membership retainer. The Chairman of the Board receives both the annual chairman retainer and the Board retainer.

Deferral of Payments

Under the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation (Deferral Plan), directors may elect to defer the payment of their annual retainers beyond the designated payment date. Under the Deferral Plan, any portion of the annual board or committee retainers that a director defers is credited to a director's deferral account.

Deferred stock compensation is credited to a director's deferred compensation account as a number of shares of hypothetical common stock and ultimately paid in shares. Deferred cash compensation is ultimately paid in cash, and directors have a choice of hypothetical investment funds whose rates of return are credited to that account. These funds include a Cigna stock fund and several other funds selected from those offered to all Cigna employees under the Cigna 401(k) Plan.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934, as amended, and Cigna's insider trading policy, directors who participate in the Deferral Plan can make deferral elections on an annual basis and change hypothetical investment allocations for cash deferrals once per quarter.

Directors may elect to receive payments under the Deferral Plan in a lump sum or installments. Lump sum payments are made, or installments begin, in January of the year following a director's separation from service or a specified year while still in service.

Amounts deferred under the Deferral Plan are not subject to forfeiture. Deferred compensation balances are a general unsecured and unfunded obligation of the Company.

Financial Planning and Matching Charitable Gift Programs

Directors may participate in the same financial planning and tax preparation program available to Cigna executive officers. Under this program, Cigna will make direct payments or reimburse directors for financial planning services that are provided by firms designated by Cigna and for tax preparation services in the amount of up to $6,500, paid by Cigna. Directors may also participate in the matching charitable gift program available to Cigna employees, under which Cigna will make a matching charitable gift of up to $5,000 annually. Upon a director's retirement, in recognition of the retiring director's service, the Board may make a donation in the amount of $10,000 to a charitable organization of the director's choice.

Insurance Coverage

Cigna offers to each director, at no cost to the director, group term life insurance coverage equal to the annual Board retainer ($275,000 during 2012), and business travel accident insurance coverage equal to three times the annual Board retainer ($825,000 during 2012). Directors may purchase or participate in, by paying premiums on an after-tax basis, additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to Cigna employees. Directors may also elect to purchase worldwide emergency assistance coverage. This program, which provides international emergency medical, personal, travel and security assistance, is also available to Cigna executive officers and certain other Cigna employees who frequently travel abroad for business.

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DIRECTOR COMPENSATION

Each director whose service started before 2006 is eligible, upon separation from service with at least nine years of Board service, for:

•

participation for two years in the medical/dental care programs currently offered by Cigna to retired employees, with premiums paid by the director on an after-tax basis; and

•

use for one year of financial planning and tax preparation services in the amount of up to $6,500, paid by Cigna.

Cigna provides retired directors whose service started before 2006, upon separation from service, with:

•

$10,000 of group term life insurance coverage for life, with premiums paid by Cigna; and

•

the opportunity to continue other life insurance, long-term care insurance and property/casualty personal lines of insurance pursuant to the terms of the applicable policies, at the director's own expense.

Stock Ownership Guidelines

Cigna requires directors to meet a stock ownership guideline of at least $500,000 in value of Cigna common stock. Deferred common stock, deferred stock units and restricted share equivalents also count toward this ownership guideline. As of December 31, 2012, a substantial majority of the directors met the stock ownership guideline. Directors receive $180,000 of the annual Board retainer in Cigna common stock, so those directors who do not meet the guideline will continue to make progress each year toward meeting the goal.

Director Compensation Table for 2012

The table below includes information about 2012 director compensation, which consisted of cash and equity (listed below at their grant date fair value) retainer payments, as well as other compensation elements including reinvested dividends, matching charitable awards and Company-paid life insurance premiums. Mr. Cordani, the only Company employee on the Board of Directors, does not receive any director compensation for his Board service.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total Compensation ($) (e)

Eric J. Foss	115,000	180,000	358	295,358
Isaiah Harris, Jr.	320,000	180,000	1,077	501,077
Jane E. Henney, M.D.	120,000	180,000	6,316	306,316
Roman Martinez IV	115,000	180,000	1,118	296,118
John M. Partridge	120,000	180,000	5,662	305,662
James E. Rogers	117,500	180,000	565	298,065
Joseph P. Sullivan	115,000	180,000	591	295,591
Eric C. Wiseman	115,000	180,000	598	295,598
Donna F. Zarcone	120,000	180,000	6,175	306,175
William D. Zollars	118,750	180,000	1,175	299,925

Fees Earned or Paid in Cash (Column (b))

Messrs. Partridge, Rogers and Zollars, Dr. Henney and Ms. Zarcone each served as a committee chair and as a member of another committee for all or a part of 2012. Messrs. Foss, Martinez, Sullivan and Wiseman each served as a member of two committees. Mr. Harris served as Chairman of the Board. Director fees listed in this column may be deferred by directors under the Director Deferred Compensation Plan (see Deferral of Payments as described on page 22).

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DIRECTOR COMPENSATION

Stock Awards (Column (c))

Column (c) lists the aggregate grant date fair value of Cigna common stock awarded to directors as part of their Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions that Cigna applies for financial statement reporting purposes as described in Note 21 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (disregarding any estimates for forfeitures).

All Other Compensation (Column (d))

Column (d) includes:

•

reinvested dividends on certain deferred stock unit and share equivalent awards and on deferred Cigna common stock, and dividends paid in cash on restricted share equivalents under the Restricted Share Equivalent Plan (discussed below);

•

matching charitable awards made by Cigna as part of its matching gift program (also available on a broad basis to Cigna employees) in the amount of $5,000 each for Dr. Henney, Mr. Partridge, and Ms. Zarcone; and

•

the dollar value of Company-paid life insurance premiums for all directors.

Column (d) does not include the value of premiums, if any, paid by the directors for additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs that are also available on a broad basis to Cigna employees.

Director Ownership

The table below shows each director's total ownership stake by listing the total holdings of Cigna common stock plus any restricted share equivalents, deferred stock units, deferred common stock and hypothetical shares of Cigna stock credited to a director's deferred compensation account as of December 31, 2012 and the total value of such holdings, based on Cigna's closing stock price on December 31, 2012, which was $53.46.

Name	Common Stock (a)	Deferred Common Stock (b)	Deferred Stock Units (c)	Restricted Share Equivalents (d)	Hypothetical Shares of Common Stock (e)	Total Ownership (f)	Total Ownership Value (g)

Eric J. Foss	5,183	-	-	-	-	5,183	$277,083
Isaiah Harris, Jr.	3,881	-	4,773	13,500	18,439	40,593	$2,170,102
Jane E. Henney, M.D.	1,837	-	6,903	13,500	19,024	41,264	$2,205,973
Roman Martinez IV	9,496	11,097	4,644	13,500	14,202	52,939	$2,830,119
John M. Partridge	12,764	-	3,451	-	-	16,215	$866,854
James E. Rogers	-	29,290	-	-	8,151	37,441	$2,001,596
Joseph P. Sullivan	3,881	-	5,837	-	-	9,718	$519,524
Eric C. Wiseman	-	3,887	836	-	-	4,723	$252,492
Donna F. Zarcone	5,881	-	5,188	13,500	2,792	27,361	$1,462,719
William D. Zollars	854	-	-	13,500	9,768	24,122	$1,289,562

Deferred Common Stock (Column (b))

Column (b) includes the equity portion of the 2012 and any previous year's Board retainer granted in Cigna common stock or deferred stock units that have since settled in shares of common stock and that were in either case further deferred under the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation.

Deferred Stock Units (Column (c))

Column (c) includes the equity portion of any previous year's Board retainer granted in deferred stock units that are settled in cash (whether or not further deferred) and any related reinvested dividend equivalents. Between 2006 and 2011, a portion of the annual Board retainer was paid or payable in the form of deferred stock units.

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DIRECTOR COMPENSATION

Restricted Share Equivalents (Column (d))

Column (d) includes restricted share equivalents granted under the Restricted Share Equivalent Plan for Non-Employee Directors. Directors who joined the Board between October 2004 and January 2006 were awarded a one-time grant of restricted share equivalents that vest after nine years of service or upon reaching age 65. As of the end of 2012, Mr. Harris and Ms. Zarcone's restricted share equivalents are unvested. Restricted share equivalents for Dr. Henney and Messrs. Martinez and Zollars vested in 2012 upon each director reaching age 65. Payment of the vested restricted share equivalents is made in cash after a director's separation from service.

Hypothetical Shares of Common Stock (Column (e))

Column (e) includes (1) share equivalents resulting from voluntary deferrals of cash compensation hypothetically invested in the Cigna stock fund; (2) hypothetical shares of Cigna common stock credited to directors' restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005; and (3) hypothetical shares of Cigna common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board retainer in shares of hypothetical Cigna common stock.

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ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Director's Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. The Audit Committee approved the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2013. PricewaterhouseCoopers LLP has served as Cigna's independent registered public accounting firm since Cigna's formation in 1983. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm's lead engagement partner, the Chair of the Audit Committee and the Chairman of the Board are involved in the selection of PricewaterhouseCoopers LLP's new lead engagement partner.

The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider PricewaterhouseCoopers' appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative from PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. Specifically:

•

The full Audit Committee pre-approves all audit, review and attest services and their related fees. The Audit Committee has oversight of fee negotiations with the independent registered public accounting firm.

•

The Chief Risk Officer and General Auditor (CRO) for the Company presents to the full Audit Committee a schedule, accompanied by detailed documentation, listing all permissible non-audit services expected to be performed by the Company's independent registered public accounting firm during the calendar year. In the case of any additional permissible non-audit services concerning internal control over financial reporting and any tax service, the independent registered public accounting firm includes a written description of the scope of service and other information about the proposed service. The Audit Committee reviews the schedule and documentation, and pre-approves the permissible non-audit services it deems appropriate.

•

For additional permissible non-audit services that arise during the calendar year, the CRO presents an updated schedule reflecting the additional services for review and consideration for pre-approval by the Audit Committee. After the CRO's presentation of the schedules as described above and, if applicable, a discussion with the Company's independent registered public accounting firm regarding the potential effects of any permissible tax services on the independence of the Company's independent registered public accounting firm, the Audit Committee will approve those permissible non-audit services it deems appropriate and necessary.

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RATIFICATION OF APPOINTMENT OF AUDITOR

•

The policy allows the pre-approval of additional permissible non-audit services to be delegated to one or more Audit Committee members so long as the proposed services do not exceed $250,000 individually. Any services approved in this manner must be reported to the full Audit Committee at its next regularly scheduled meeting.

•

The CRO reports to the Audit Committee at each meeting on any non-audit services performed by the independent registered public accounting firm and on fees incurred for any services performed by the independent registered public accounting firm. Annually, the CRO reports to the Audit Committee the projected ratio between audit and non-audit fees of the independent registered public accounting firm.

Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of financial statements for the fiscal years ended December 31, 2012 and December 31, 2011, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods were as follows:

	2012	2011

Audit Fees	$8,639,000	$6,836,000
Audit-Related Fees	1,385,000	1,109,000
Tax Fees	88,000	71,000
All Other Fees	98,000	91,000
TOTAL	$10,210,000	$8,107,000

Audit fees include the audit of annual financial statements; the review of quarterly financial statements; the performance of statutory audits; quarterly comfort letter work; and the evaluation of the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. Audit fees for 2012 also include fees related to the HealthSpring and other acquisitions.

Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: employee benefit plan audits; internal control reviews (e.g., Statement of Standards for Attestation Engagements No.16 reports); consultation concerning financial accounting and reporting standards; agreed upon procedures; due diligence purchase accounting; and regulatory examinations.

Tax fees include tax recovery services, tax consulting and tax compliance services.

All Other fees include professional services rendered by PricewaterhouseCoopers LLP not reported in any other category and include pre-approved business process advisory and consulting services.

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REPORT OF THE AUDIT COMMITTEE

Cigna maintains an independent Audit Committee. It operates under a written charter adopted by the Board of Directors. All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange, applicable federal regulations, and Cigna's independence standards).

Cigna's management has primary responsibility for preparing Cigna's financial statements and establishing and maintaining financial reporting systems and internal controls. Management is also responsible for reporting on the effectiveness of Cigna's internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Cigna's consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm is also responsible for, among other things, issuing an attestation report on the effectiveness of Cigna's internal control over financial reporting based on its audit. As provided in the Audit Committee's charter, the Audit Committee's responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit Committee meets with Cigna's CRO, Chief Accounting Officer, General Counsel, Chief Financial Officer and independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of Cigna's internal controls and the quality of the financial reporting process.

In this context, before Cigna filed its Annual Report on Form 10-K for the year ended December 31, 2012 (Form 10-K) with the Securities and Exchange Commission, the Audit Committee:

•

Reviewed and discussed with Cigna's management the audited consolidated financial statements included in the Form 10-K and considered management's view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Cigna.

•

Reviewed and discussed with Cigna's management and with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the effectiveness of Cigna's internal control over financial reporting as well as management's report and PricewaterhouseCoopers LLP's attestation on the subject.

•

Discussed with PricewaterhouseCoopers LLP, matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of Cigna's financial condition and results of operations, including critical accounting estimates and judgments.

•

Received the required communications from PricewaterhouseCoopers LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers LLP its independence from Cigna.

•

Discussed with each of Cigna's Chief Executive Officer and Chief Financial Officer their required certifications contained in Cigna's Form 10-K.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in Cigna's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Audit Committee:
Donna F. Zarcone, Chair
Eric J. Foss
Roman Martinez IV
John M. Partridge
James E. Rogers

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REPORT OF THE PEOPLE RESOURCES COMMITTEE

The People Resources Committee of the Board of Directors reviewed and discussed with Cigna's management the following Compensation Discussion and Analysis. Based on this review and discussion, the People Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission. The Board accepted the Committee's recommendation.

People Resources Committee:

William D. Zollars, Chair
Jane E. Henney, M.D.
Joseph P. Sullivan
Eric C. Wiseman

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COMPENSATION DISCUSSION AND ANALYSIS

Summary

Cigna's executive compensation program design is based on the philosophy that executive pay should be strongly aligned with Company strategy, results and individual performance. Our future success is based on the decisions our executive officers make every day in support of Cigna's mission to improve the health, well-being and sense of security of the customers we serve. While the results of some decisions can be measured during the short term, the full benefits of other decisions can only be measured over a longer time period. Some of these critical decisions relate to our strategy to expand within targeted markets, offer solutions in adjacent and new markets, and serve the needs of our individual customers, while achieving performance goals related to revenue growth, profitability, operating expense savings and customer focus.

Compensation Objectives and Best Practices

Cigna's compensation philosophy has the following key objectives:

•

reward the creation of long-term value for Cigna shareholders and align the interests of the Company's executives with those of its shareholders;

•

emphasize performance-based short-term and long-term compensation;

•

motivate superior enterprise results, with appropriate consideration of risk while maintaining commitment to the Company's ethics and values;

•

reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results; and

•

provide market-competitive compensation opportunities designed to attract and retain highly qualified executives.

To achieve the key objectives of Cigna's compensation philosophy, the People Resources Committee uses a number of strong practices in making compensation decisions, including:

•

Pay-for-Performance — The Committee conducts an annual pay-for-performance review. During the review, the Committee assesses the relationship between the Company's results and the compensation awarded to executive officers.

•

Align Interests of Executives and Shareholders — Under the Long-Term Incentive Plan, executives are compensated for creating long-term value for Cigna shareholders. Stock options vest in three equal annual installments on the first, second and third anniversies of the date of grant. Strategic performance shares (SPSs) do not vest until the end of three-year performance periods, and the payout is based on total shareholder return relative to Cigna's peer group, revenue and adjusted income from operations relative to goals during the three-year period. Shareholder interests are also emphasized through the operation of Cigna's Management Incentive Plan, which is designed to motivate executives to achieve the Company's annual financial goals.

•

Emphasize Performance-Based and Long-Term Incentive Compensation — In 2012, performance-based compensation represented approximately 91% of target total direct compensation for the Chief Executive Officer (CEO), and on average, 78% of target total direct compensation for all other named executive officers. Of the CEO's target performance-based compensation, approximately 76% represented long-term incentives. On average, 58% of the other named executive officers' target performance-based compensation was in the form of long-term incentives.

•

Use an Independent Compensation Consultant — The Committee retains an independent compensation consultant to advise on market practices, assist in the annual pay-for-performance review and assess the rigor and design of the pay-for-performance program for executives.

•

Conduct Rigorous Market Analysis and Alignment — The Committee regularly reviews market compensation data for Cigna's named executive officers and generally aligns target total direct compensation to the 50th percentile of that market data (with superior pay awarded for superior performance or below market pay for below market performance).

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COMPENSATION DISCUSSION AND ANALYSIS

Company Performance for 2012

Company performance for 2012 included the following highlights:

•

Revenues increased 33% over 2011 to $29.1 billion.

•

Adjusted income from operations was $1.73 billion, compared with $1.36 billion in 2011. Adjusted income from operations per share increased 21%, from $4.96 per share in 2011 to $5.99 per share in 2012.

•

Shareholders' net income was $1.62 billion, or $5.61 per share, compared with $1.26 billion, or $4.59 per share in 2011.

•

Our global medical customer base grew by 1.4 million, for a total of over 14 million customers worldwide.

•

Cigna strengthened its market position through strategic transactions completed in 2012, most notably our acquisition in January 2012 of HealthSpring, Inc., a leading provider of medical benefits to the seniors segment. The HealthSpring acquisition enhances our ability to serve individuals across their life stages, deepens our existing customer relationships, and facilitates a broader deployment of Cigna's range of health and wellness capabilities and product offerings.

We encourage you to review our Annual Report on Form 10-K for more complete financial information. See also the Proxy Summary beginning on page 1.

Committee Actions for 2012

For 2012, Committee actions supported Cigna's business strategy, aligned with the Company's compensation objectives and reflected strong financial results for 2012. These actions are summarized below and discussed in greater detail elsewhere in this Compensation Discussion and Analysis:

•

Reviewed and updated the primary peer group used for the compensation market data review in light of Cigna's increased size following the acquisition of HealthSpring and recent industry consolidation. The new primary peer group is in effect for decisions relating to 2013 target pay mix and target total direct compensation and strategic performance share grants beginning in 2013.

•

Made adjustments to 2012 base salaries and performance-based compensation target levels for named executive officers as a result of their position relative to current market data, Company or individual performance, position scope or change in role or responsibilities.

•

Awarded 2012 Management Incentive Plan (MIP) payouts to the named executive officers ranging from 132% to 150% of target based on 2012 Company results and individual performance.

•

Granted 2012 long-term incentive (LTI) awards for the named executive officers at a level of 110% to 123% of target as a result of individual performance, retention incentive value and changes in roles or responsibilities. The LTI grants, in the form of stock options and SPSs with a three-year performance period, emphasize creation of shareholder value through stock price appreciation for stock options and use of the metrics adjusted income from operations, revenue and total shareholder return relative to Cigna's peers for SPSs.

•

Ratified a retention arrangement with HealthSpring's former Chief Executive Officer to support business transition and operational continuity associated with Cigna's acquisition of HealthSpring on January 31, 2012.

•

Added a new metric for the 2013 MIP that measures customer loyalty — Net Promoter Score — to further emphasize Cigna's business strategy and focus on the customers it serves.

This Compensation Discussion and Analysis describes the compensation policies, program and decisions regarding the Company's named executive officers for 2012:

•

David M. Cordani, President and Chief Executive Officer;

•

Ralph J. Nicoletti, Executive Vice President and Chief Financial Officer;

•

Herbert A. Fritch, President, HealthSpring;

•

Nicole S. Jones, Executive Vice President and General Counsel; and

•

Matthew G. Manders, President, Regional and Operations.

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COMPENSATION DISCUSSION AND ANALYSIS

Shareholder Vote on Executive Compensation and Shareholder Outreach

At the 2012 annual meeting, shareholders cast advisory votes on the 2011 compensation of the Company's named executive officers (the say-on-pay proposal). Shareholders voted to approve the say-on-pay proposal, with 98% of votes cast in favor. The Committee and the Board take into account the results of the say-on-pay vote in the ongoing design and administration of the Company's executive compensation programs. With voting results being strongly positive, the Committee and the Board did not make any major changes to the Company's executive compensation programs for 2012 from those used in 2011.

Shareholders expressed their preference that future say-on-pay votes be held on an annual basis at the 2011 annual meeting of shareholders, with 71% of votes present and entitled to vote in favor of this frequency. In recognition of shareholder preference, the Committee and the Board determined that say-on-pay votes will be held annually.

The Company engages in ongoing outreach efforts with Cigna's shareholders about governance and compensation practices and programs. The tone of these shareholder meetings has been positive, with shareholders generally indicating support for Cigna's compensation practices. Management reports back to the Board of Directors and its committees on discussions with shareholders.

Executive Compensation Policies and Practices

In addition to the practices described above in the Summary on page 30, Cigna's executive compensation policies and practices include the People Resources Committee's regular review of governance trends, use of market data, peer groups and tally sheets, and consideration of other factors in determining which pay elements to offer, target pay mix, incentive plan design and target total direct compensation.

For information on the oversight of the executive compensation program, see also Processes and Procedures for Determining Executive Compensation beginning on page 46.

Other Best Practices, Governance and Controls

The Committee regularly reviews governance market trends and strives to reflect the views of shareholders when considering the adoption of emerging best practices or changes to existing policies. The Company's governance practices and controls include:

•

no tax gross-up of severance pay upon a change of control;

•

"double trigger" vesting of equity awards following a change of control (requiring termination of employment);

•

a disgorgement of awards (clawback) policy beyond the mandates of Sarbanes-Oxley;

•

robust stock ownership guidelines and holding requirements for equity awards and a prohibition against hedging, to promote alignment of officers' interests with shareholders;

•

management of Cigna's equity plan annual share usage (or burn rate) and total dilution by setting an annual limit, which has been below the maximum limits of the Long-Term Incentive Plan;

•

limited executive officer perquisites;

•

the Committee's ongoing review of the policies and processes for people development and assessments of executive officers and key senior management, and assistance to the Board of Directors in CEO and executive officer succession plans; and

•

Committee oversight of risk related to Cigna's compensation programs and policies, including an annual review that analyzes the relationship between incentive compensation and the Company's internal controls, and policies and plan design features that mitigate the risk of incentive compensation having an unintended negative financial impact on the Company.

These practices are described in more detail throughout this Compensation Discussion and Analysis. For more information about the People Resources Committee's role in risk oversight and its review of people development and succession planning, see pages 19 and 20, respectively.

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COMPENSATION DISCUSSION AND ANALYSIS

Market Data

The Committee establishes target and actual compensation levels for the named executive officers based on a variety of factors, including the practices of the Company's peer group, as well as (in some circumstances) published survey data.

In light of Cigna's acquisition of HealthSpring in January 2012 and recent merger and acquisition activity within the industry, the Committee requested that its independent compensation consultant, Pearl Meyer & Partners (PM&P or the compensation consultant), review and recommend changes as appropriate to the primary peer group and secondary peer group identified in 2010 and in effect for the 2012 performance year. The tables below list the companies in the primary and secondary peer groups in effect for 2012 compensation decisions.

2012 Primary Peer Group

Aetna, Inc.	Health Net, Inc.
ACE Limited	Humana, Inc.
Aflac Incorporated	Medco Health Solutions, Inc.
Coventry Health Care, Inc.	MetLife, Inc.
Express Scripts Inc.	Unum Group
The Hartford Financial Services Group, Inc.	WellPoint, Inc.

2012 Secondary Peer Group

Aetna, Inc.	Humana, Inc.
Coventry Health Care, Inc.	UnitedHealth Group Incorporated
Health Net, Inc.	WellPoint, Inc.

After discussing the results of this review in April 2012 with PM&P and subsequent refinement, the Committee approved changes to the primary peer group in July 2012. The Committee added ManuLife Financial to the primary peer group, which was a relevant business comparator with an international presence, and removed Express Scripts, which became larger than Cigna in terms of revenue after its April 2012 merger with Medco Health Solutions. The Committee made these changes to reflect Cigna's expanded operations after the HealthSpring acquisition and recent industry consolidation so that the primary peer group is within a consistent revenue and market capitalization range of Cigna.

Also as a result of the Committee's review, and with the consultation of PM&P, the Committee eliminated the secondary peer group because of the overlap with the companies in the primary peer group, which included the same companies except for UnitedHealth Group (a competitor that is significantly larger in revenue size than Cigna).

The table below lists the companies included in the 2013 primary peer group, as approved in July 2012 and in effect for the December 2012 determination of 2013 target pay mix and target total direct compensation and used to assess relative TSR performance within the 2013 strategic performance share program.

2013 Primary Peer Group

Aetna, Inc.	Humana, Inc.
ACE Limited	ManuLife Financial Corporation
Aflac Incorporated	MetLife, Inc.
Coventry Health Care, Inc.	Unum Group
The Hartford Financial Services Group, Inc.	WellPoint, Inc.
Health Net, Inc.

The 2013 primary peer group includes diversified insurance and health services companies and companies with larger or expanding global operations. These companies are the organizations with which Cigna currently competes for capital, customers and talent.

The Committee uses primary peer group data for determining compensation targets, benchmarking compensation levels and pay practices, measuring total shareholder return (TSR), and assessing the alignment of rewards with the Company's financial and stock performance. For the strategic performance shares (SPS) program introduced in 2010, Cigna's TSR is measured against the primary peer group in effect at the time of the grant of each award.

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COMPENSATION DISCUSSION AND ANALYSIS

The Committee reviews publicly available information disclosed in proxy statements and other filings with the Securities and Exchange Commission about peer group companies' compensation practices. When there is a lack of publicly available information for a specific executive officer role, the Committee also reviews aggregated data from published surveys for companies in the health care and group insurance businesses, as well as companies with similar revenue size (approximately one-half to two times Cigna's revenues). PM&P generally assists the Committee by compiling and analyzing publicly available information for the executive officer roles, reviewing survey data compiled by Cigna's internal compensation department, and making recommendations. See "Compensation Consultant Role in Executive Compensation" beginning on page 47 for a description of the services performed by PM&P for the Committee.

Survey data is reviewed for all named executive officer roles. When publicly available information for the primary peer group exists, the Committee uses the publicly available data as the primary market reference. When the critical skills and abilities of a position are either unique to another industry or applicable on a broader all-industry basis, the Committee uses unique reference groups, rather than the primary peer group, as either the primary or an additional secondary reference point for compensation target recommendations.

The Committee currently uses these specific primary market references in determining compensation targets for each of the named executive officers:

Named Executive Officer

David M. Cordani	Primary Peer Group — Functional Role Match (CEO)
Ralph J. Nicoletti	Primary Peer Group — Functional Role Match (CFO)
Herbert A. Fritch	Primary Peer Group — Functional Role Match (Division President)
Nicole S. Jones(1)	Survey Data — Functional Role Match (General Counsel)
Matthew G. Manders(2)	Primary Peer Group — Proxy Named Executive Officer Rank Match

(1)

The primary market reference for Ms. Jones' role changed from 2011 to 2012. Because there were not sufficient publicly available data points from the primary peer group for 2012, survey data was used as the primary market reference. See Appendix A beginning on page 80 for additional detail on the survey data.

(2)

Given the lack of data specific to Mr. Manders' role, PM&P advised that the named executive officer pay rank information from the primary peer group would be more relevant than a functional role match from survey data.

Tally Sheets

The Company prepares tally sheets for all of its executive officers for review by the Committee twice a year (when targets are being reviewed in December and in January before annual compensation award decisions are made in February) to inform the Committee as it determines whether compensation decisions are appropriate in the context of Cigna's compensation philosophy and performance. Tally sheets summarize historical actual and target compensation, current target compensation opportunity, outstanding equity awards (stock options, restricted stock and strategic performance shares), retirement and deferred compensation values, and potential payouts upon termination of employment. The tally sheets are a reference tool that provides the Committee with summarized compensation information. The Committee uses tally sheets solely as a reference, not as a determinant, when making compensation decisions.

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COMPENSATION DISCUSSION AND ANALYSIS

Factors Considered in Determining Target Pay Mix and Target Compensation

Cigna's executive compensation programs are designed to: (1) place greater emphasis on performance-based compensation than fixed compensation; and (2) with respect to the different types of performance-based compensation, place more weight on long-term incentives than annual incentives.

As illustrated in the charts below, performance-based compensation represents approximately 91% of Mr. Cordani's target total direct compensation, including 76% in long-term incentives and 15% in annual incentives. On average, performance-based compensation represents 78% of target total direct compensation for the other named executive officers, including an average of 58% in long-term incentives and 20% in annual incentives.

CEO Target Pay Mix	Other NEO Average Target Pay Mix

The Committee approves base salary and targets for annual incentives and long-term incentives for each named executive officer annually. Generally, base salaries are reviewed each year at the Committee's February meeting and target annual and long-term incentives are reviewed at the Committee's December meeting. The "competitive range" for target total direct compensation (base salary, annual incentive target and long-term incentive target) is considered to be within plus or minus 15% of the 50th percentile of the market data being used for comparison purposes. While total direct compensation is designed to target the competitive range, there may be variation in the target pay mix, such that target amounts for individual compensation elements may be above or below the competitive range for the individual element. Target total direct compensation for the named executive officers may also vary outside of the competitive range of the 50th percentile of the primary market reference due to factors such as tenure in role, range of data within the applicable market reference and performance. Internal pay comparisons among the named executive officers are not generally considered for purposes of the Committee's determination of target pay mix and target total direct compensation. The Committee determines target pay mix and target total direct compensation using market data as the primary factor as described below.

For 2012, target total direct compensation was within the competitive range for the CEO and all other named executive officers except for Mr. Nicoletti. Mr. Nicoletti's target total direct compensation was below the competitive range based on market data.

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COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation

The Company's 2012 executive compensation program consists of the following elements:

Element	Objective

Base Salary	Represents the fixed portion of each named executive officer's total direct compensation package.
Annual Incentive
At-risk compensation based on performance. Annual incentive awards under the MIP are based on the achievement of annual enterprise results relative to pre-established goals, as well as individual performance accomplishments and contributions.
Long-Term Incentives
At-risk compensation based on performance. Cigna's long-term incentive program is also considered performance-based compensation. In accordance with Cigna's compensation strategy, the predominant portion of a named executive officer's compensation opportunity is tied to the long-term success of the Company.
Retirement and Deferred Compensation
Cigna provides retirement benefits in the U.S. that are aligned to competitive market practice, including 401(k) plans and a voluntary non-qualified deferred compensation program that does not have any Company contributions. U.S. named executive officers hired before July 1, 2009 have accrued benefits from defined benefit pension plans that were frozen on July 1, 2009.
Other Benefits and Perquisites
The named executive officers are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits, other health and welfare benefits and other voluntary benefits. Minimal perquisites are provided to attract and retain key talent and provide for the safety and security of executive officers.

Target Total Direct Compensation

The table below presents each element of compensation for the named executive officers subject to annual review by the Committee and the position of target total direct compensation relative to market data. Target total direct compensation reflects the sum of annual base salary and the 2012 targets for the MIP and LTI programs.

Named Executive Officer	2012 Annual Base Salary ($)	2012 MIP Target ($)	2012 LTI Target ($)	Target Total Direct Compensation ($)	Target Total Direct Compensation Position to Market

David M. Cordani	1,020,000	1,800,000	9,000,000	11,820,000	Within competitive range
Ralph J. Nicoletti	561,000	600,000	2,100,000	3,261,000	Below competitive range
Herbert A. Fritch(1)	1,000,000	1,000,000	2,000,000	4,000,000	Within competitive range
Nicole S. Jones	530,450	435,750	1,424,500	2,390,700	Within competitive range
Matthew G. Manders	575,000	475,000	1,500,000	2,550,000	Within competitive range

(1)

Mr. Fritch's target total direct compensation is driven by his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

Base Salary

Key Features

•

Base salary levels are set with reference to both:

–

competitive market data; and

–

individual performance.

•

Base salary levels are reviewed annually during the merit review process and may be adjusted as a result of updated market data and an assessment of an executive's skills, role and performance contributions, including the demonstration of Cigna's leadership behaviors and core values. The overall salary budget is also a factor in determining base salary adjustments.

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COMPENSATION DISCUSSION AND ANALYSIS

2012 Base Salaries

The table below shows base salaries and position to market data for each of the named executive officers. Base salaries listed below may differ from the values reported in the Summary Compensation Table on page 50, due to the timing of such changes to the named executive officers' base salaries.

Named Executive Officer	2012 Annual Base Salary ($)	Position to Market Data

David M. Cordani	1,020,000	Within competitive range
Ralph J. Nicoletti	561,000	Below competitive range
Herbert A. Fritch(1)	1,000,000	Above competitive range
Nicole S. Jones	530,450	Within competitive range
Matthew G. Manders	575,000	Within competitive range

(1)

Mr. Fritch's base salary is driven by his base salary in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

Minimal increases were made to the base salaries of Messrs. Cordani and Nicoletti and Ms. Jones in 2012 as part of the annual merit review process. These merit increases were based on market data analysis and individual performance assessments.

Annual Incentives

Key Features

•

Annual incentives are paid primarily under the Management Incentive Plan (MIP) pursuant to the parameters of the Executive Incentive Plan (EIP) approved by shareholders at the 2012 annual meeting. The Committee annually approves:

–

enterprise performance measures and goals;

–

funding levels for actual MIP awards; and

–

individual awards for the named executive officers, except the CEO which is approved by the Board.

•

Annual incentives for each of the named executive officers are targeted at the 50th percentile of the primary market reference.

•

Subject to certain limits described below, the actual annual incentive award for an eligible employee can range from 0% to 200% of the individual's target and is paid in the first quarter following the end of the performance year.

MIP Performance Measures, Goals and Funding

Each year, the People Resources Committee sets enterprise performance measures and goals for annual incentive awards based on Cigna's business priorities. The Committee works with its independent compensation consultant to evaluate the degree of challenge in the MIP performance measures and goals. The measures are designed to align with and drive execution of the Company's dynamic business strategy. The EIP requires that any annual incentive award above $3 million must be made in shares of Cigna common stock. There were no annual incentive awards for the 2012 performance year above $3 million.

The MIP goals may identify threshold (minimum), target, above target and superior levels of performance. The pool can be funded from 0% to 200% of target with the following performance ranges: below target, target and above target. The target performance range results in funding at 80% to 120% of target award levels. To aid the Committee in setting performance targets for each measure, and to assess the reasonableness and rigor of those targets, PM&P presents, on an annual basis, a comprehensive report to the Committee that evaluates Cigna's historical relationship between pay and performance in comparison with Cigna's primary peer group. PM&P also reviews performance goals determined by the Committee in the context of historical performance information and analyst expectations of future performance for Cigna and Cigna's primary peer group.

If the Company does not meet a specified threshold level of Adjusted Income from Operations (the principal measure used by Cigna to assess profitability), the MIP will not be funded and no annual incentives will be paid to the named executive officers. The use of a threshold for payout reinforces the fundamental importance of achieving Cigna's profitability goals. If the Adjusted Income from Operations threshold is met, the MIP allows for payment of an incentive award independent of the level of performance for the other measures. Cigna believes it is important to maintain the flexibility to retain key talent over the

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COMPENSATION DISCUSSION AND ANALYSIS

long-term and encourage management to make decisions that could yield lesser results in the short-term, but are in the best interests of the Company's shareholders over the long-term.

The Company's actual performance is the basis for establishing the range of funding available for awards, but the Committee exercises discretion to determine at which point within the limits of the pre-established range the actual funding will be set. In exercising its judgment to set funding levels, the Committee considers Cigna's performance as a whole (both in absolute terms and relative to competitors), as well as Cigna's achievement of the goals within each performance measure. Annual incentive awards made to named executive officers are paid from the MIP funding pool approved by the Committee.

2012 Performance Measures and Addition for 2013

For 2012, the MIP measures included Adjusted Income from Operations, Revenue and Operating Expenses (each described in more detail in the table below). The Adjusted Income from Operations measure (weighted 50%) is used within the program to reinforce the importance of profitable growth across the enterprise. The Revenue measure (weighted 25%) is used to focus on enterprise growth, encourage business decisions that optimize results for the enterprise, promote cross-selling efforts and collaboration across business units, and drive customer focus. For 2012, the Company continued to include an expense measure — Operating Expenses (weighted 25%) — to drive continued focus on delivering affordable care to our customers.

For 2013, the Committee has introduced an additional measure in the MIP — Net Promoter Score. Net Promoter Score, which is a measure of customer loyalty based on the results of externally conducted customer surveys, will have a 10% weighting with Revenue and Operating Expenses each changing from 25% to 20% weighting. Net Promoter Score is being added to the plan to reinforce the importance of customer focus within Cigna. As a global health services company, customer focus is critical for the Company's success; therefore, including an externally-measured goal that gauges customer loyalty is consistent with Cigna's focus on the individuals we serve.

2012 Performance Goals and Results

For 2012, the Committee established the target performance goals below, which were used to determine the range of potential aggregate funding for MIP awards.

Measure	Weighting	Target Performance Goals	Actual Result

Adjusted Income from Operations*	50%	Target was 12% to 19.5% growth	28% growth

The target was set as a year-over-year growth goal for Cigna's three ongoing businesses (Health Care, Disability and Life, and International).

Revenue	25%	Target was 34.5% to 39.5% growth	35% growth

The target was set as a year-over-year growth goal for Cigna's three ongoing businesses (Health Care, Disability and Life, and International).

Operating Expenses	25%	Target was 10.6% to 14.1% improvement	10.4% improvement

The target was set as a composite objective, which measures progress against operating expense goals in each of Cigna's ongoing businesses (Health Care, Disability and Life, and International) versus 2011. Operating expenses are expressed as a percent of revenue for each line of business.

*

Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure, which is shareholders' income from continuing operations, see page 35 of our Annual Report on Form 10-K for 2012.

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COMPENSATION DISCUSSION AND ANALYSIS

In setting the target performance goals for each measure, the Committee considered Cigna's publicly disclosed earnings estimates, historical company performance, peer companies' performance and the Company's then current expectations for the industry and economic environment. With respect to Adjusted Income from Operations, Revenue and Operating Expenses the target performance range reflected the inclusion of HealthSpring in 2012.

For full year 2012, for the three ongoing businesses, Cigna reported Adjusted Income from Operations of $1.9 billion, which represents year-over-year growth of 28%; and Revenue of $28.7 billion, which represents year-over-year growth of 35%. Operating Expense results for the three ongoing businesses were an improvement of 10.4% versus 2011. Under the 2012 MIP, these results were above the target performance range for Adjusted Income from Operations and within the target performance range for Revenue. Operating Expenses improvement was below the target performance range. Based on these results, the Committee approved funding in the target performance range for the enterprise.

2012 Individual MIP Targets and Awards

MIP target levels for the 2012 performance year for the named executive officers are set forth in the table below. The Committee approved changes to 2012 MIP targets for Mr. Nicoletti and Ms. Jones to align each named executive officer's targets with competitive market data.

Named Executive Officer	2012 MIP Target ($)	MIP Target Position to Market Data

David M. Cordani	1,800,000	Within competitive range
Ralph J. Nicoletti	600,000	Within competitive range
Herbert A. Fritch(1)	1,000,000	Above competitive range
Nicole S. Jones	435,750	Within competitive range
Matthew G. Manders(2)	475,000	Below competitive range

(1)

Mr. Fritch's MIP target is driven by his annual incentive target in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

(2)

In December 2012, the Committee approved a change to Mr. Manders' 2013 MIP target to align with the competitive market data. Mr. Manders' 2013 MIP target (eligible for payout in 2014) will change from $475,000 to $575,000. The 2013 MIP targets for all other named executive officers remained the same.

In determining actual MIP awards, the Committee (and for Mr. Cordani, the Board of Directors) takes an integrated approach, assessing enterprise results together with each officer's individual performance contributions during 2012. For the 2012 performance year, the Committee and the Board made annual incentive awards to the named executive officers at a level of 132% to 150% of the target award value. Below are details about the 2012 MIP award received by each named executive officer.

Named Executive Officer	MIP Target ($)	MIP Maximum Award ($)	Actual MIP Payout ($)	Payout as a Percent of Target (%)

David M. Cordani	1,800,000	3,600,000	2,592,000	144
Ralph J. Nicoletti	600,000	1,200,000	828,000	138
Herbert A. Fritch	1,000,000	2,000,000	1,380,000	138
Nicole S. Jones	435,750	871,500	575,190	132
Matthew G. Manders	475,000	950,000	712,500	150

Mr. Cordani's MIP award was 144% of his target. Under the leadership of Mr. Cordani and his focused efforts to provide value to our customers through the solid execution of our strategy, the Company has delivered another year of strong results. Under Mr. Cordani's leadership, Cigna executed on its strategy during 2012 with three acquisitions that better position the Company in several key markets: seniors, individual and global supplemental. HealthSpring, the largest of the acquisitions, strengthened Cigna's ability to serve individuals across their life stages as well as deepened the Company's presence in a number of geographic markets. The acquisition of Great American Supplemental Benefits strengthened Cigna's capabilities in the individual market in addition to allowing Cigna to expand into the Medicare supplemental business, and the Company's joint venture with Finansbank expanded Cigna's global footprint in Turkey. Additionally, the ongoing operations continued to grow profitably, while making sustained investments in customer and health care professional services and quality capabilities. Mr. Cordani has built a strong leadership team who, under his direction, is driving the business and executing on Cigna's strategy, while also focusing on Cigna's future.

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Mr. Nicoletti's award was 138% of his target. Under Mr. Nicoletti's leadership, the Company continued to deliver strong financial results in 2012. Mr. Nicoletti focused on the key priorities of the Company and helped to continue to improve Cigna's strategic and financial flexibility by: driving further operating expense efficiencies; improving its medical cost competitiveness in targeted markets; and effectively managing balance sheet exposures. Cigna reached a significant milestone in this strategy when the Company entered into an agreement to reinsure 100% of the Company's future financial exposures for the run-off guaranteed minimum death benefit and guaranteed minimum income benefit operations. Mr. Nicoletti was instrumental in developing and implementing the Company's capital management strategy and directing the Company's successful strategic transactions and acquisitions.

Mr. Fritch's award was 138% of his target. Mr. Fritch was critical to the successful integration of the HealthSpring organization within Cigna in 2012. Under his leadership, the HealthSpring business met or exceeded its financial goals and contributed to the positive overall Cigna results. Mr. Fritch was instrumental in successfully leveraging HealthSpring's industry leading physician partnership capabilities to deepen Cigna's existing client and customer relationships, and facilitate a broader deployment of Cigna's range of health and wellness capabilities and product offerings.

Ms. Jones' award was 132% of her target. In 2012, Ms. Jones continued to strengthen the legal function within the Company, in particular in the area of public policy strategy. In this dynamic market, Ms. Jones has led a fact-based approach to engaging legislative leaders in sustainable reforms. Under Ms. Jones leadership, the legal function continued to drive process enhancements and increased focus on providing advice, counsel, solutions and services to support and enable the Company's business and strategic goals. Ms. Jones and the legal team she leads worked closely with the business leaders in furthering Cigna's growth strategy.

Mr. Manders' award was 150% of his target. Mr. Manders' organization was the primary driver of the strong earnings results in 2012. Under Mr. Manders' leadership, Cigna continued to deliver a consistent and strong track record of improving health outcomes for the benefit of our customers driven by a focus on delivering value-based solutions for our clients and customers. Mr. Manders is a key leader in the organization and has brought in and developed top talent to strengthen the leadership pipeline. Additionally, he continues to supply talent to other parts of the business to fuel organizational growth. Under Mr. Manders' leadership, meaningful progress was made towards customer focus and strengthening the U.S. commercial and delivery system strategies to further position Cigna for growth in a changing and evolving environment.

Long-Term Incentives

Key Features

•

Long-term incentives (LTI) are administered under the Cigna Long-Term Incentive Plan.

•

Total annual LTI awards are targeted at the 50th percentile of the primary market reference for each named executive officer.

•

LTI awards are comprised of a mix of stock options and strategic performance shares (SPSs).

–

Stock Options

–

The actual realized value of stock options depends upon stock price appreciation (if any) until the option is exercised. The term of the option is 10 years.

–

Stock options generally vest (first become exercisable) in equal installments over three years beginning on the first anniversary of the grant. The annual grant is made in the first quarter.

–

Strategic Performance Shares (SPSs)

–

SPS award opportunities have a three-year performance period and are denominated in shares of Cigna stock.

–

SPS award opportunities granted to eligible executives are based on individual performance.

–

At the end of the three-year performance period, the actual number of shares awarded is based on performance against pre-established enterprise goals, including TSR performance relative to Cigna's peers. The SPSs earned will range from 0% to 200% of the target SPSs granted at the beginning of the performance period.

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COMPENSATION DISCUSSION AND ANALYSIS

2012 Individual LTI Targets and Awards

An executive officer's LTI target is expressed as a dollar value and is determined based on the market data for the executive's role. The Committee sets the target as an absolute dollar value, not as a percentage of salary, with the primary consideration being the comparison to the 50th percentile LTI target level within the market data. An executive can receive an award between 0% and 200% of the individual target. In determining awards for the named executive officers, the Committee primarily evaluates individual contributions, but may also take into consideration enterprise performance, share utilization, succession planning needs and other factors as circumstances warrant.

The following table summarizes the named executive officers' 2012 LTI targets. The Committee approved changes for the 2012 LTI targets for Mr. Nicoletti and Ms. Jones as a result of the review of competitive market data, and for Ms. Jones, also based on the scope of the General Counsel role at Cigna. The Committee also approved changes to Mr. Manders' 2012 LTI target to maintain competitive market positioning in connection with his promotion to President, Regional and Operations in November 2011.

Named Executive Officer	2012 LTI Target ($)	Target LTI Position to Market Data

David M. Cordani	9,000,000	Within competitive range
Ralph J. Nicoletti	2,100,000	Within competitive range
Herbert A. Fritch(1)	2,000,000	Within competitive range
Nicole S. Jones	1,424,500	Above competitive range
Matthew G. Manders(2)	1,500,000	Within competitive range

(1)

Mr. Fritch's target is driven by his LTI target in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

(2)

In December 2012, the Committee adjusted Mr. Manders' 2013 LTI target to further improve alignment with competitive market data. Mr. Manders' 2013 LTI target will change from $1.5 million to $1.75 million. The 2013 LTI targets remained the same for all other named executive officers.

 2012 LTI Award

For 2012, the Committee approved LTI awards (grants of stock options and 2012-2014 SPSs) for the named executive officers above target as a result of individual performance, retention or succession planning considerations and changes in roles or responsibilities. The table below provides more detail about the 2012 LTI grant values and levels relative to LTI targets.

Named Executive Officer	LTI Target ($)	LTI Maximum Award ($)	LTI Grant Value ($)	LTI Award as a Percent of Target (%)

David M. Cordani	9,000,000	18,000,000	11,030,000	123
Ralph J. Nicoletti	2,100,000	4,200,000	2,310,000	110
Herbert A. Fritch(1)	2,000,000	4,000,000	-	-
Nicole S. Jones	1,424,500	2,849,000	1,709,400	120
Matthew G. Manders	1,500,000	3,000,000	1,650,000	110

(1)

Award decisions were not made for Mr. Fritch during the annual review in February 2012. See Transition Compensation Actions on page 44 for additional information about Mr. Fritch's LTI awards.

The Committee approved the 2012 annual LTI awards in February 2012 and made grants during the first week of March 2012, after Cigna filed its Annual Report on Form 10-K and following the end of a quarterly blackout period. Stock options and SPS awards granted in 2012 are disclosed in terms of their grant date fair value in column (e) of the Summary Compensation Table on page 50, in the Grants of Plan-Based Awards Table on page 52, and in the Outstanding Equity Awards Table on page 54.

LTI awards in 2012 were delivered 50% in stock options and 50% in SPS awards with a 2012-2014 performance period. The Committee believes this mix provides an appropriate balance between emphasizing stock price performance (through stock option awards) and enterprise performance (through SPS awards).

Strategic Performance Shares Program

The SPS program is designed to:

•

pay at the median for competitive performance results against stretch targets;

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•

incent and reward superior results achieved through sustained long-term financial discipline and strategic accomplishments that will benefit Cigna over the long-term, but may not be reflected in annual results; and

•

provide competitive pay opportunities that allow the Company to attract, motivate and retain employees who will drive competitively superior performance.

SPSs have a three-year performance period. The number of SPSs earned and paid, if any, in the year following the end of the performance period is based on Cigna's performance over the three-year period measured against pre-established measures and goals. At the time of award, the Committee approves a total LTI dollar award value for each executive. The SPS portion of the LTI award value is converted into a specific number of strategic performance shares on the grant date based on Cigna's stock price on that date. The actual number of shares paid can range from 0% to 200% of the number of SPSs awarded. SPS awards, if earned, are ultimately settled in shares of Cigna common stock. Because the payment will be made in Cigna stock, the actual value of the earned awards is based on Cigna's common stock price at the time of payment.

No shares were paid in 2012 under SPS programs outstanding at the end of 2012, which included the 2012-2014, 2011-2013 and 2010-2012 performance periods.

2012-2014 and 2011-2013 SPS Performance Periods

SPSs for the 2012-2014 performance period awarded in March 2012 will be issued, if earned, in 2015. SPSs for the 2011-2013 performance period awarded in February 2011 will be issued, if earned, in 2014. There are three measures within the 2012-2014 and 2011-2013 SPS programs:

•

Total shareholder return (stock price appreciation assuming reinvestment of dividends) relative to Cigna's peer group (weighted 50%);

•

Revenue (weighted 25%); and

•

Adjusted Income from Operations (weighted 25%).

When the Committee approved the performance measures and goals for the 2012-2014 and 2011-2013 performance periods, the Committee anticipated that performance resulting in a number of shares paid between 80% and 120% of target would be challenging and not certain, while performance resulting in a number of shares paid over 120% of target would be difficult, but not unattainable.

2010-2012 SPS Performance Period

SPSs for the 2010-2012 performance period were granted in March 2010. Transitional SPS awards were granted to Mr. Nicoletti and Ms. Jones in 2011, and to Mr. Fritch in 2012. The performance goals for the 2010-2012 SPSs are presented in the table below, along with actual results for the three-year performance period.

Measure	Weighting	Target Performance Goals	Actual Result

Total shareholder return (stock price appreciation assuming reinvestment of dividends) (TSR)	50%	50th Percentile	73rd Percentile

Relative to Cigna's peer group at the time of the award and compounded over the three-year period from 2010 through 2012

Adjusted Income from Operations*	25%	7.5% to 13% growth over 2009	18.5% growth over 2009

Calculated based on three-year compound annual growth for 2010, 2011 and 2012 over 2009 results for Cigna's three ongoing businesses (Health Care, Disability and Life, and International).

Revenue	25%	12% to 17.1% growth over 2009	17.1% growth over 2009

Calculated based on three-year compound annual growth for 2010, 2011 and 2012 over 2009 results for Cigna's three ongoing businesses (Health Care, Disability and Life, and International).

*

Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure, which is shareholders' income from continuing operations, see page 35 of our Annual Report on Form 10-K for 2012.

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COMPENSATION DISCUSSION AND ANALYSIS

Cigna's relative TSR for 2012 was 27.4%. Over the three-year period from 2010 to 2012, the Company's three-year compounded TSR was 15.0%, which ranked at the 73rd percentile relative to the peer group companies and above target. Three-year Adjusted Income from Operations result of $4.92 billion, or 18.5% compound annual growth in 2010, 2011 and 2012 over 2009, was above target. The three-year Revenue result of $69.9 billion, or 17.1% compound annual growth in 2010, 2011 and 2012 over 2009, was marginally above target.

Under the 2010-2012 SPS program, performance for all measures was above target. The resulting shares earned percentages were approved at 179% of target for Adjusted Income from Operations, 123% of target for Revenue, and 169% of target for TSR. Based on these results, on February 26, 2013, the People Resources Committee approved payout of the 2010-2012 SPSs at 160% of target. See the Outstanding Equity Awards table on page 54 for actual share amounts issued to each named executive officer and associated market values.

Retirement and Deferred Compensation

Key Features

•

401(k) Plan — offered to all U.S. full-time employees.

•

Supplemental 401(k) Plan and Deferred Compensation Plan — offered to certain employees, including the named executive officers.

•

Frozen defined benefit pension plans — certain U.S. employees, including named executive officers hired before July 1, 2009, have frozen accrued benefits.

401(k) Retirement Plan and Supplemental 401(k) Plan

All U.S. full-time employees are eligible for the tax qualified 401(k) Plan, which provides for employee contributions as well as Company matching contributions of up to 4.5% of eligible pay. Certain employees, including the named executive officers, are eligible for the Cigna Supplemental 401(k) Plan.

The Supplemental 401(k) Plan is a non-qualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of earnings that cannot be treated as eligible earnings under the regular 401(k) Plan due to Internal Revenue Code limits. These non-eligible earnings cannot be the basis for either employee or company matching contributions under the regular plan. Earnings eligible for the credit are salary and bonus amounts that exceed the IRS annual limit on eligible earnings ($250,000 in 2012) or that an employee defers under the Cigna Deferred Compensation Plan. The annual credits are made to an unfunded account after the end of the year. Credits accumulate with hypothetical interest equal to the rate of return under the 401(k) Plan's Fixed Income Fund (4.5% as of January 1, 2012 and 3.9% as of January 1, 2013). The account will vest under the same rules that apply to the regular 401(k) Plan. The account balance will be paid after termination of employment in accordance with the plan.

Nonqualified Deferred Compensation Program

Cigna provides the named executive officers and certain other employees with the opportunity to defer base salary and annual incentive awards under the Cigna Deferred Compensation Plan. The purpose of this plan is to provide eligible employees an opportunity to postpone both the receipt of compensation and the income tax on that compensation — typically until after termination of employment with Cigna. Participants elect when to receive payment and can choose either a single lump sum or annual installments. For amounts deferred before 2005, participants can request an accelerated payment of all or part of their account balance subject to a 10% penalty. Otherwise, early withdrawals are permitted only under financial hardship circumstances.

Additional information about deferred compensation can be found in the Nonqualified Deferred Compensation Table and narrative on page 59.

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COMPENSATION DISCUSSION AND ANALYSIS

Defined Benefit Pension Plans

The Cigna Pension Plan and the Cigna Supplemental Pension Plan were frozen on July 1, 2009. Benefits earned under these plans have been determined based on eligible earnings through July 1, 2009. The freeze did not affect benefits earned before July 1, 2009. The Company's named executive officers hired before July 1, 2009 participated in the Pension Plan and the Supplemental Pension Plan.

Additional information about pension benefits can be found in the Pension Benefits Table on page 56 and the narrative beginning on page 57.

Other Benefits and Limited Perquisites

Key Features

•

The named executive officers are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits and other health and welfare benefits.

•

Perquisites are a limited portion of Cigna's total executive compensation program, offered primarily to attract or retain key talent or provide for an executive officer's safety and security.

In 2012, Cigna provided perquisites that included payments for the maintenance of a residential security alarm system, financial planning, tax preparation, and legal services related to estate planning for the CEO; and tax reimbursement related to Cigna's payment to Ms. Jones required under her offer letter with Cigna of the amount of a cash bonus and other benefits required to be repaid by her to her former employer.

The value of these other benefits and perquisites and associated valuation method are described in the notes to the Summary Compensation Table on page 50.

Transition Compensation Actions

The Committee considers and uses transition compensation actions, such as retention awards or transitional SPS awards, as circumstances warrant in order to facilitate business continuity associated with the executive officer roles. Other than for Mr. Fritch, there were no transition compensation actions with respect to named executive officers in 2012. Cigna entered into a retention agreement with Mr. Fritch in October 2011, as amended in December 2011, in connection with Cigna's acquisition of HealthSpring to support the business integration and leadership transitions associated with the merger.

The retention agreement provided Mr. Fritch with the following:

•

$2 million retention cash bonus that was paid on February 14, 2013;

•

three SPS awards granted in February 2012, each with a grant date value of $1 million and terms consistent with the SPS program for the 2010-2012, 2011-2013 and 2012-2014 performance periods;

•

restricted stock award granted in February 2012 with a grant date value of $4 million, vesting 50% on each of January 31, 2016 and January 31, 2017; and

•

$1 million special performance cash bonus for 2012 performance that was paid on March 15, 2013 based on the CEO's assessment of Mr. Fritch's and HealthSpring's performance and after consultation with and approval by the Committee. This payment was in addition to the 2012 MIP award for Mr. Fritch.

Vesting of the SPS and restricted stock awards will accelerate in the event of Mr. Fritch's death or disability, termination of employment without cause or resignation for good reason. Consistent with Cigna's policies, the retention agreement does not provide for golden parachute excise tax gross-ups. See Potential Payments upon Termination or Change of Control beginning on page 60 for more detail.

For more details about the retention awards and equity held by Mr. Fritch, including HealthSpring equity that converted into Cigna equity upon the merger consummation, see the Outstanding Equity Awards and the Stock Held by Directors, Nominees and Executive Officers tables beginning on pages 54 and 77, respectively.

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COMPENSATION DISCUSSION AND ANALYSIS

Employment Arrangements and Post-Termination Payments

Cigna generally does not enter into employment contracts or other advance arrangements with its executive officers that provide for the payment of severance pay upon termination of employment, other than in the event of a termination following a change of control. Under the terms of his retention agreement, the accelerated payment of any cash or equity awards would be deemed as severance for Mr. Fritch. Cigna does not provide any single-trigger change of control benefits — that is, a mere change of control itself does not trigger such benefits. As a result, executive officers generally serve at the will of Cigna and its Board of Directors, and their entitlement to base salary, and eligibility for annual incentives and long-term incentives ceases at termination.

Other than after a change of control as outlined below, the Committee generally has discretion to determine whether to make any cash, annual incentive or SPS payments to a terminated executive officer. The Committee addresses situations on a case-by-case basis given individual circumstances, and the Committee may decide to provide post-termination payments in exchange for certain obligations, including, for example, a general release of all claims or an additional period within which the officer agrees to not directly or indirectly engage in competition with Cigna or solicit Cigna's customers or employees.

The named executive officers are subject to restrictive covenants relating to non-competition and non-solicitation of Cigna's customers and employees for a period of 12 months following termination of employment. Under Mr. Fritch's retention agreement, for the three-year period following termination of his employment with Cigna, he agreed generally to not engage directly or indirectly in businesses engaged in by HealthSpring in certain regions and to not solicit Cigna's employees and certain of its customers. In addition, in October 2011, Mr. Fritch also entered into a non-competition agreement with Cigna in his capacity as a HealthSpring stockholder, pursuant to which he agreed not to engage in the competitive behaviors described above through January 31, 2017.

Cigna has also established policies related to the impact of various termination events on stock option, restricted stock and SPS awards. If a named executive officer's employment terminates before an award vests, the award is generally forfeited, subject to specific exceptions, including for death or disability. In these exceptional cases, awards vest as of the termination date to enable the executive or his or her estate to realize the value that existed at the time of the termination event. In the case of voluntary retirement, stock options vest on the date of retirement so that an employee's decision as to retirement is not influenced by potential lost compensation. For restricted stock and SPS awards, the Committee has the discretion to vest unvested awards or make SPS payments at retirement, which allows for a case-by-case examination of the particular set of circumstances. These policies are designed to enable Cigna's Board of Directors or the Committee to remove an executive officer before retirement whenever it is in the best interests of Cigna and to give Cigna full discretion to develop an appropriate severance package on a case-by-case basis.

When an executive officer is removed from his or her position, the Committee exercises its business judgment in approving an appropriate severance arrangement for the individual in light of all relevant circumstances, including, but not limited to, his or her term of employment, past accomplishments, reasons for termination, opportunities for future employment and total unvested compensation. Historically, the Committee has approved varying amounts of severance pay for executive officers.

Cigna's change of control policies are intended to provide the named executive officers with sufficient economic value in the event of termination so that they are encouraged to continue to act in the best interest of shareholders in evaluating potential transactions. The Company does not provide for golden parachute excise tax gross-ups upon a change of control. The components of the change of control payments are as follows:

•

Severance payments are made only upon involuntary termination without cause or resignation for good reason during the two-year period following a change of control of Cigna, as described under Potential Payments upon Termination or Change of Control beginning on page 60.

•

Cash severance is a lump sum payment equal to a specified multiple of base salary plus a specified multiple of the higher of the most recent annual incentive paid or the target annual incentive.

•

Unvested stock options, restricted stock and SPSs vest upon involuntary termination of employment during the two-year period following a change of control. As a result, if an executive is involuntarily terminated without cause or resigns for good reason after a change of control, the executive is able to realize the shareholder value to which he or she contributed while employed at Cigna.

•

Unvested SPSs are paid at the highest of: (1) target vesting percentage; (2) vesting percentage in the most recent 12 months; or (3) average of the vesting percentage established by the Committee for the most recent two SPS payouts. The intent of this payment formula is to provide executives with a reasonable estimate of the potential payouts under the SPS program and to avoid placing executives at a disadvantage as a result of a change of control.

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COMPENSATION DISCUSSION AND ANALYSIS

Processes and Procedures for Determining Executive Compensation

People Resources Committee Role in Executive Compensation

People Resources Committee responsibilities.    The People Resources Committee is composed entirely of independent directors. Pursuant to its charter, the Committee is charged with oversight of the Company's compensation and benefit plans and policies that apply to executive officers (including the named executive officers). In fulfilling its responsibilities, the Committee continuously seeks to improve the compensation program's effectiveness by reinforcing strong links between executive pay and performance. The Committee regularly reviews Cigna's compensation programs against the Company's strategic goals, industry practices, and emerging trends in order to ensure alignment with shareholder interests. The Committee retains the flexibility to modify the programs to address changes in the competitive landscape.

The Committee fulfills its responsibilities consistent with Cigna's compensation objectives and philosophy outlined at the beginning of this Compensation Discussion and Analysis section and with Cigna's compensation policies and practices (beginning on page 30). The Committee makes executive compensation determinations in its sole discretion; however, to help in its review and administration of compensation programs, the Committee engages an independent compensation consultant. The role of the compensation consultant is described below.

Risk oversight.    As discussed under the heading Board Oversight of Risk and Enterprise Risk Management on page 19, the Committee reviews a report from the Chief Risk Officer based on management's annual review of executive and employee compensation programs to determine whether those programs create or increase risks that are reasonably likely to have a material adverse effect on the Company. On an ongoing basis, the Committee also monitors these risks by regularly reviewing management's reports on the risk mitigation and controls associated with various aspects of the Committee's charter responsibilities.

Committee Process for Executive Compensation Decisions

The People Resources Committee reviews and recommends to the Board all compensation decisions for the CEO, and reviews and approves all compensation decisions relating to executive officers other than the CEO. The Committee reports to the Board on all actions taken.

The Committee conducts executive sessions, without Cigna management present, at each regularly scheduled Committee meeting. The additional processes described below in this section support the independent development and review of executive officer compensation.

Chief Executive Officer Compensation

The Committee, together with the independent Chairman of the Board, annually evaluates the CEO's performance and Cigna's established enterprise goals, and makes recommendations to the independent members of the Board of Directors about the CEO's performance and compensation. The Chairman of the Board reviews the results of the evaluation with the CEO.

The CEO is not present when the Committee and the Board are making decisions about the CEO's compensation. The Executive Vice President, Human Resources and Services and the independent compensation consultant (Pearl Meyer & Partners) attend the People Resources Committee session at the request of the Committee.

Other Named Executive Officer Compensation

Generally, the Executive Vice President, Human Resources and Services presents recommendations for named executive officers' compensation targets for the Committee's consideration and approval, and the Vice President, Talent Optimization presents recommendations regarding compensation targets for the Executive Vice President, Human Resources and Services. For compensation decisions involving actual payouts for the named executive officers, Cigna's CEO presents his recommendations to the Committee for its consideration. The CEO discusses Cigna's performance and the individual officer's performance. The Executive Vice President, Human Resources and Services is generally present for the discussion of compensation for executive officers excluding himself.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultant Role in Executive Compensation

The Committee has the authority under its charter to engage the services of outside advisors for assistance. The Committee has engaged Pearl Meyer & Partners (PM&P) as its independent compensation consultant. The primary role of the compensation consultant is to provide objective analysis, advice and information and to assist the Committee in the performance of its duties; however, the Committee or Board ultimately makes all of the decisions related to the amount or form of executive compensation. These decisions may reflect factors and considerations other than the information and advice provided by the compensation consultant.

The Committee requests information and recommendations directly from the compensation consultant as it deems appropriate in order to structure and evaluate Cigna's compensation programs, practices and plans. As part of its engagement, at the direction of the Committee, PM&P also works with and exchanges information with the Executive Vice President, Human Resources and Services and Cigna's compensation department in their work for the Committee. During 2012, PM&P provided the services described throughout the Compensation Discussion and Analysis section (beginning on page 30) and also:

•

evaluated the effect of Cigna's equity programs on annual share use, burn rate (the number of shares awarded per year divided by the shares outstanding at the end of the year) and total dilution (the number of stock options and restricted stock outstanding, plus the number of shares available for grants under the Long-Term Incentive Plan, divided by the total number of shares of common stock outstanding), and advised the Committee in its determination of the maximum share limit for use in 2013;

•

advised the Committee on Item 4 — Approval of an Amendment to Cigna's Long-Term Incentive Plan (see the discussion beginning on page 67); and

•

reviewed the Compensation Discussion and Analysis section of the 2012 and 2013 proxy statements.

Cigna's policy requires that the compensation consultant be independent of the Company. A compensation consultant is deemed independent under the policy if the compensation consultant:

•

is retained by and reports solely to the Committee for all executive compensation services;

•

does not provide any services or products to the Company and its affiliates or management except with approval of the Committee's Chair; and

•

is otherwise free from conflicts.

The Committee assesses the compensation consultant's independence each year. In assessing independence, the Committee considers the nature and amount of work performed during the year, any non-executive compensation services performed, the amount of fees paid in relation to the compensation consultant's total revenues, the compensation consultant's conflict of interest policies, the nature of any business or personal relationship between the compensation consultant and the Committee's members, the independent members of the Board or Cigna's executive officers, and ownership of Cigna's common stock by the compensation consultant. The compensation consultant annually prepares for the Committee an independence letter providing appropriate assurances and confirmation of independence.

At the request of the Committee, a representative of PM&P attended all of the Committee's meetings in 2012. The Committee regularly reviews and evaluates its compensation consultant engagement, and annually reviews the compensation consultant's performance.

Aligning the Interests of Shareholders and Executives

Cigna believes that executive stock ownership is critical to align management and shareholder interests. Cigna has adopted policies that require named executive officers to have a meaningful economic stake in Cigna as shareholders. Cigna believes that requiring executives to meet stock ownership guidelines and equity retention requirements encourages them to act in the best long-term interests of Cigna shareholders.

Consistent with market practice, Cigna's stock ownership guidelines have the following features:

•

The CEO is required to own stock valued at five-times base salary, and other executive officers are required to own stock valued at three-times base salary.

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COMPENSATION DISCUSSION AND ANALYSIS

•

Wholly-owned shares, restricted stock, stock equivalents, SPSs and shares owned through benefit plans (such as investments in the Cigna Stock Fund of the Cigna 401(k) Plan) are counted toward meeting the guidelines. Outstanding stock options are not counted toward these guidelines.

Cigna evaluates situations in which executives are below their guidelines on a case-by-case basis rather than setting a formal deadline for executives to meet stock ownership guidelines. In general, however, Cigna expects executives to accumulate required shares as quickly as practical. As of December 31, 2012, all of Cigna's named executive officers met or exceeded stock ownership guidelines.

Cigna has other practices in place to encourage a long-term ownership philosophy for executives, including:

•

allowing executives to sell only shares that exceed stock ownership guidelines;

•

prohibiting the sale of more than 50% of the shares held above guidelines in any single open period;

•

requiring CEO approval of all sales of Cigna stock by executive officers; and

•

requiring General Counsel approval of all sales of Cigna stock by the CEO.

Cigna also requires executive officers to retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants. This mandatory holding period is designed to encourage share retention and align executive officers' interests with those of Cigna shareholders.

In addition, each of Cigna's named executive officers is prohibited from engaging in a short sale of Cigna stock to hedge the economic risk of owning Cigna stock.

Disgorgement of Awards (Clawback) Policy

The Board of Directors has the authority to recoup compensation paid to executive officers in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley. In February 2011, the Board approved an expansion of the Disgorgement of Awards policy to include SPS awards in the compensation that can be recouped in the event of a restatement of financial results under the circumstances described below. In addition, once final rules are released regarding clawback requirements under the Dodd-Frank Act, Cigna intends to review its policy and, if necessary, amend it to comply with the new mandates.

Currently, the Board will, in all appropriate cases and to the full extent permitted by law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:

•

the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;

•

the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and

•

the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

In addition, Cigna's stock option and restricted stock awards include a clawback provision that applies to any Cigna employee, including any named executive officer, who:

•

is terminated by Cigna due to misconduct;

•

engages in behavior that would be considered grounds for termination due to misconduct;

•

competes with Cigna within one year following any voluntary termination;

•

solicits a Cigna employee or customer within one year following any termination;

•

discloses Cigna confidential information improperly; or

•

fails to assist Cigna in the handling of investigations, litigation, or agency matters with respect to which the employee has relevant information.

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COMPENSATION DISCUSSION AND ANALYSIS

If an executive engages in any of the above "violation events," any option gains realized over the two years before the event and the value of any restricted stock vesting over the year before the event are required to be paid back to Cigna. These provisions are designed to discourage executives from engaging in activities that can cause Cigna competitive harm and to support retention.

Tax and Accounting Treatment

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that Cigna may deduct for federal income tax purposes for compensation paid to the CEO and each of the three other most highly compensated executive officers, other than the CFO, who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "qualifying performance-based" compensation (which generally includes compensation paid only if performance meets pre-established objective goals based on performance criteria approved by shareholders).

The Committee seeks to maximize the tax deductibility of compensation paid to the extent it determines practicable. Historically, various types of cash and equity awards have been structured to qualify as performance-based compensation where practicable, with the intention that the compensation paid be deductible under Section 162(m). However, tax deductibility is only one consideration in the design of compensation programs and the People Resources Committee maintains the flexibility to pay compensation that is not deductible when it determines appropriate.

As part of health care reform legislation enacted in 2010, Section 162(m) was revised as it pertains to compensation paid by health insurers, including Cigna. Starting in 2013, under Section 162(m)(6), any per person compensation in excess of $500,000 paid to any employee or, generally, any individual service provider, will not be deductible by the Company. This limitation also applies to compensation earned in 2010, 2011 and 2012 to the extent such compensation is deducted after the end of 2012. The tax deduction limitation will apply whether or not compensation is performance-based or is provided pursuant to a shareholder-approved plan.

In addition to the tax considerations described above, the Committee considers the accounting consequences of compensation decisions.

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EXECUTIVE COMPENSATION TABLES

2012 Summary Compensation Table

This table includes information regarding 2010, 2011 and 2012 compensation for each of the named executive officers. Other tables in this proxy statement provide more detail about specific types of compensation in 2012. Mr. Nicoletti and Ms. Jones joined the Company in 2011, Mr. Manders became a named executive officer in 2011, and Mr. Fritch joined Cigna in January 2012; therefore, information for prior years for these named executive officers is neither included nor required.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)

David M. Cordani	2012	1,014,615	-	6,038,934	3,002,121	2,592,000	123,085	110,740	12,881,495
President and CEO	2011	1,000,000	-	5,825,025	2,647,883	9,323,125	159,040	130,494	19,085,567
	2010	1,000,000	-	4,474,993	2,198,019	7,356,375	104,214	91,983	15,225,584

Ralph J. Nicoletti	2012	558,038	-	1,264,731	628,735	828,000	-	22,206	3,301,710
Executive Vice President, Chief Financial Officer	2011	285,577	50,000	1,888,395	132,408	837,489	-	113,145	3,307,014

Herbert A. Fritch President, HealthSpring	2012	1,000,000	-	7,345,050	-	2,380,000	-	9,493	10,734,543

Nicole S. Jones	2012	526,290	144,296	935,937	465,261	575,190	14,346	107,058	2,768,378
Executive Vice President, General Counsel	2011	287,212	100,000	1,706,941	132,411	1,780,225	18,035	856,813	4,881,637

Matthew G. Manders	2012	575,000	-	903,393	449,098	712,500	428,559	34,597	3,103,147
President, Regional and Operations	2011	542,500	-	957,999	334,962	1,659,775	609,881	32,839	4,137,956

Bonus (Column (d))

Amounts in this column represent non-incentive based bonus compensation. The amount for Ms. Jones in 2012 reflects Cigna's payment to Ms. Jones required under her offer letter with Cigna of the amount of a cash bonus and other benefits required to be repaid by her to her former employer.

Stock Awards (Column (e))

Amounts in this column represent the grant date fair value of stock awards computed in accordance with ASC Topic 718 and, for SPSs, based upon the probable outcome of the performance conditions. Both restricted stock awards and SPS awards made under the Cigna Long-Term Incentive Plan are included. The SPSs are subject to performance conditions as described on page 42. The amount reported in column (e) is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

Name	2012 Restricted Stock Grant Date Fair Value ($)	SPSs Granted in 2012 Grant Date Fair Value ($)	Value of SPSs Granted in 2012 at Highest Performance Achievement* ($)

David M. Cordani	-	6,038,934	8,796,438
Ralph J. Nicoletti	-	1,264,731	1,842,234
Herbert A. Fritch	4,000,027	3,345,023	4,845,033
Nicole S. Jones	-	935,937	1,363,306
Matthew G. Manders	-	903,393	1,315,902

*

The value at the highest performance achievement reflects projected achievement of total shareholder return relative to Cigna's peers based on accounting assumptions, and the financial measures, adjusted income from operations and revenue, at 200% of target.

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EXECUTIVE COMPENSATION TABLES

Option Awards (Column (f))

Represents the grant date fair value of option awards made under the Cigna Long-Term Incentive Plan computed in accordance with ASC Topic 718 applying the same model and assumptions as Cigna applies for financial statement reporting purposes, as described in Note 21 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (disregarding any estimates for forfeitures). Consistent with market practice, Cigna stock option award fair values are calculated using a Black-Scholes value that assumes that all stock options are held full-term (ten years). Primarily for this reason, target long-term incentive values may differ from ASC Topic 718 values reported in this table, which assumes a shorter term.

Non-Equity Incentive Plan Compensation (Column (g))

This column reflects performance-based compensation awarded under the Management Incentive Plan as described beginning on page 37. The compensation delivered may be higher or lower than the targets based on individual contributions and organizational performance. The amount for Mr. Fritch also includes a $1 million special performance bonus provided under his retention agreement as an incentive to drive the performance of HealthSpring in 2012. As a result of HealthSpring's performance in 2012, the special performance bonus was paid to Mr. Fritch in March 2013.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

This column includes the aggregate change in actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits Table on page 56. Information regarding accumulated benefits under the pension plans is also discussed in the Pension Benefits Table Narrative beginning on page 57. The amounts in this column do not include deferred compensation because the Company does not provide above market earnings to executive officers.

All Other Compensation (Column (i))

This column includes:

•

Cigna's matching contributions to the named executive officers' accounts under its 401(k) plans;

•

Dividend earnings in 2012 on restricted stock awards of $743 for Mr. Fritch and $1,285 for Mr. Manders; and

•

2012 perquisites valued at incremental cost (the cost incurred by Cigna due to the named executive officer's personal use or benefit) for named executive officers who received perquisites totaling $10,000 or more (as shown in the table below):

Name	Executive Financial Services/Tax Preparation ($)(1)	Relocation ($)(2)	Security Alarm Installation and Maintenance ($)(3)	Tax Assistance ($)(4)	Total ($)

David M. Cordani	35,483	-	10,538	-	46,021
Nicole S. Jones	6,500	120	479	76,005	83,104

(1)

Represents the fees paid by the Company for financial planning, tax preparation and legal services related to tax and estate planning.

(2)

Represents remaining costs on the sale of Ms. Jones' home as part of her relocation benefit.

(3)

Represents cost to the Company of security alarm maintenance and installation.

(4)

Represents tax reimbursement on Cigna's payment to Ms. Jones required under her offer letter with Cigna of the amount of a cash bonus and other benefits required to be repaid by her to her former employer.

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EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards in 2012

This table provides information about annual incentive targets for 2012 and grants of plan-based awards made in 2012 to the named executive officers. Specifically, the table includes: (1) the 2012 annual incentive targets and maximum values approved by the People Resources Committee for the named executive officers; (2) the stock options granted to the named executive officers on February 28, 2012 by the People Resources Committee as part of the annual long-term incentive awards; (3) the 2012-2014 SPSs approved by the Committee for named executive officers and granted in 2012; and (4) for Mr. Fritch, the transitional SPSs and restricted stock grant approved by the People Resources Committee as part of his retention agreement. The disclosed amounts do not necessarily reflect the actual amounts that will be paid to the named executive officers. Those amounts will be known only at the time the awards vest or become payable.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
										All Other Stock Awards: Number of Shares of Stock or Units (#) (l)	All Other Option Awards: Number of Securities Underlying Options (#) (m)			Grant Date Fair Market Value of Stock and Option Awards ($) (p)
												Exercise or Base Price of Option Awards ($/Sh) (n)	Closing Market Price on Date of Grant ($/Sh) (o)

Name (a)	Grant Date (b)	Committee Approval Date (c)	Award Type (d)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Threshold (#) (i)	Target (#) (j)	Maximum (#) (k)

David M. Cordani	-	-	MIP Target	-	1,800,000	3,600,000
	2/28/2012	2/22/2012	SPS				-	124,142	248,284					6,038,934
	2/28/2012	2/22/2012	Option								200,229	44.425	44.340	3,002,121

Ralph J. Nicoletti	-	-	MIP Target	-	600,000	1,200,000
	2/28/2012	2/22/2012	SPS				-	25,999	51,998					1,264,731
	2/28/2012	2/22/2012	Option								41,934	44.425	44.340	628,735

Herbert A. Fritch	-	-	MIP Target	-	1,000,000	2,000,000
	2/28/2012	2/22/2012	SPS				-	22,510	45,020					1,095,007
	2/28/2012	2/22/2012	SPS				-	22,510	45,020					1,085,007
	2/28/2012	2/22/2012	SPS				-	22,510	45,020					1,165,008
	2/28/2012	2/22/2012	Restricted Stock							90,040				4,000,027

Nicole S. Jones	-	-	MIP Target	-	435,750	871,500
	2/28/2012	2/22/2012	SPS	-			-	19,240	38,480					935,937
	2/28/2012	2/22/2012	Option								31,031	44.425	44.340	465,261

Matthew G. Manders	-	-	MIP Target		475,000	950,000
	2/28/2012	2/22/2012	SPS	-			-	18,571	37,142					903,393
	2/28/2012	2/22/2012	Option								29,953	44.425	44.340	449,098

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Column (g))

Amounts in column (g) represent annual incentive targets for the 2012 performance period to be paid in 2013. Individual award values can range from 0% to 200% of target, subject to the EIP limits. The actual amounts earned are in the "non-equity incentive plan compensation" column of the Summary Compensation Table on page 50 of this proxy statement for all named executive officers.

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (i), (j) and (k))

Represents SPSs awarded for the 2012-2014 performance period. The People Resources Committee will determine payout for the SPSs, if any, in 2015. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. There is no minimum number of shares that will be earned under the SPS awards. As part of his October 2011 retention agreement, Mr. Fritch was awarded 22,510 SPSs for the 2010-2012 performance period to be paid in the first quarter of 2013 and 22,510 SPSs for the 2011-2013 performance period to be paid in the first quarter of 2014. See page 44 under Transition Compensation Actions in the Compensation Discussion and Analysis for additional information on the SPS grants for Mr. Fritch.

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EXECUTIVE COMPENSATION TABLES

All Other Stock Awards (Column (l))

Represents a restricted stock grant approved by the People Resources Committee for Mr. Fritch as part of his retention agreement, as described on page 44. Restricted stock awards are not part of the annual long-term incentives for executive officers; however, awards may be granted as part of retention and/or transition compensation actions.

All Other Option Awards (Column (m))

Represents the stock option awards granted under the Cigna Long-Term Incentive Plan and approved by the People Resources Committee at its February 2012 meeting as part of each named executive officer's annual long-term incentive award. Stock options represented 50% of the long-term incentive awards for executive officers in 2012, as described on page 40.

Exercise or Base Price of Option Awards (Column (n))

When stock option awards are awarded, pursuant to the Cigna Long-Term Incentive Plan, the stock option's exercise price is the average of the high and low trading price of Cigna common stock on the date of the award.

Grant Date Fair Market Value of Stock and Options Awards (Column (p))

These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumptions Cigna uses for financial statement reporting purposes. The award values represented in the table are theoretical, and may not correspond to the actual value that will be recognized by the named executive officer. Cigna stock option award values are calculated using a Black-Scholes pricing model and assumes a three-year vesting period and that all options are held full-term (ten years). The option grant date fair values reported in this table may differ from target long-term incentive values due to the assumptions used in the pricing model at time of grant and when calculating financial cost.

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EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Year-End 2012

This table provides information about unexercised stock options and unvested stock awards (restricted stock and SPSs) held by the named executive officers at December 31, 2012.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)

David M. Cordani	62,160		40.5649	2/22/2016	190,477	10,182,900	72,797	3,891,728
	91,278		46.8833	2/28/2017
	215,177		47.6650	2/8/2018
	92,038		47.9250	2/27/2018
	59,359		14.0250	3/4/2019
	126,793		34.6450	3/3/2020
		63,387	34.6450	3/3/2020
	63,216		42.1900	3/1/2021
		126,394	42.1900	3/1/2021
		200,229	44.4250	2/28/2022

Total	710,021	390,010			190,477	10,182,900	72,797	3,891,728

Ralph J. Nicoletti	3,168		42.0900	8/8/2021	27,060	1,446,628	14,136	755,711
		6,336	42.0900	8/8/2021
		41,934	44.4250	2/28/2022

Total	3,168	48,270			27,060	1,446,628	14,136	755,711

Herbert A. Fritch	78,806		12.2500	2/13/2019	144,624	7,731,599	13,506	722,031
		78,803	12.2500	2/13/2019
	173,441		14.4000	2/11/2020
		173,441	14.4000	2/11/2020
		89,991	30.1300	3/7/2021
		89,991	30.1300	3/7/2021

Total	252,247	432,226			144,624	7,731,599	13,506	722,031

Nicole S. Jones	2,756		48.3950	6/6/2021	26,574	1,420,646	9,786	523,160
		5,510	48.3950	6/6/2021
		31,031	44.4250	2/28/2022

Total	2,756	36,541			26,574	1,420,646	9,786	523,160

Matthew G. Manders	15,855		40.5649	2/22/2016	56,411	3,015,732	10,931	584,371
	12,933		46.8833	2/28/2017
	13,646		47.9250	2/27/2018
	13,132		14.0250	3/4/2019
	14,524		34.6450	3/3/2020
		7,261	34.6450	3/3/2020
	7,997		42.1900	3/1/2021
		15,989	42.1900	3/1/2021
		29,953	44.4250	2/28/2022

Total	78,087	53,203			56,411	3,015,732	10,931	584,371

(1)

For Mr. Fritch, all options outstanding, both vested and unvested, and 18,568 shares that have not vested represent HealthSpring awards converted into Cigna equity upon the merger consummation. An additional 90,040 shares that have not vested represent the restricted stock granted under the terms of his retention agreement. The following table shows the vesting date of the stock options, restricted stock and SPSs that have not vested, held as of December 31, 2012 by the named executive officers.

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EXECUTIVE COMPENSATION TABLES

	Number of Stock Options That Have Not Vested	Vesting Date	Number of Shares or Units That Have Not Vested (i)	Vesting Date (i)	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested (ii)	Vesting Date (ii)

David M. Cordani	66,757	2/28/2013	190,477	2/28/2013	35,554	2014
	63,197	3/1/2013			37,243	2015
	63,387	3/3/2013
	66,736	2/28/2014
	63,197	3/1/2014
	66,736	2/28/2015

Ralph J. Nicoletti	13,981	2/28/2013	21,120	2/28/2013	6,336	2014
	3,168	8/8/2013	2,970	8/8/2014	7,800	2015
	13,976	2/28/2014	1,485	8/8/2015
	3,168	8/8/2014	1,485	8/8/2016
	13,977	2/28/2015

Herbert A. Fritch	86,720	2/11/2013	9,284	2/11/2013	6,753	2014
	78,803	2/13/2013	36,016	2/28/2013	6,753	2015
	89,990	3/7/2013	9,284	2/11/2014
	86,721	2/11/2014	45,020	1/31/2016
	44,996	3/7/2014	45,020	1/31/2017
	44,996	3/7/2015

Nicole S. Jones	10,346	2/28/2013	21,408	2/28/2013	4,014	2014
	2,755	6/6/2013	2,583	6/6/2014	5,772	2015
	10,342	2/28/2014	1,292	6/6/2015
	2,755	6/6/2014	1,291	6/6/2016
	10,343	2/28/2015

Matthew G. Manders	9,987	2/28/2013	24,296	2/28/2013	5,360	2014
	7,994	3/1/2013	32,115	8/3/2013	5,571	2015
	7,261	3/3/2013
	9,983	2/28/2014
	7,995	3/1/2014
	9,983	2/28/2015

(i)

These columns include unvested restricted stock and SPSs granted for the 2010-2012 performance period. In accordance with the Securities and Exchange Commission's disclosure rules that govern presentation of executive compensation in this proxy statement, the number of SPSs reported above under Number of Shares or Units That Have Not Vested reflects the shares paid in February 2013 for the SPS 2010-2012 performance period at their actual payout percentage. As of December 31, 2012, the relevant performance conditions had been satisified but the awards were not fully vested until payout in February 2013. See the Compensation Discussion and Analysis on page 41 for information about the SPS program and the 2010-2012 SPS grants.

(ii)

The SPS awards are not fully vested until paid in the year following the close of the three-year performance period. The People Resources Committee determines payout, if any, in the year of vesting based on achievement of three-year performance goals. The SPSs reported above under Number of Equity Incentive Plan Award Shares or Units That Have Not Vested reflect the threshold percentage for earned shares. Within the performance measures, the threshold percentages are as follows: for total shareholder return, 25% of shares are earned at threshold, and for adjusted income from operations and revenue, 35% of shares are earned at threshold for each measure. Because payment will be made in Cigna common stock, the actual value is based on Cigna's common stock price at the time of payment.

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EXECUTIVE COMPENSATION TABLES

Option Exercises and Stock Vested in 2012

This table provides information about the number of shares acquired, and value realized by, the named executive officers upon exercise of stock options and vesting of restricted stock during 2012. For stock options, the realized value represents the difference between the fair market value on the grant date of the stock option award and the stock price at the time the option is exercised, multiplied by the number of options exercised. For restricted stock, the realized value represents the fair market value on the vesting date multiplied by the number of shares of restricted stock.

No SPSs awarded for the 2010-2012, 2011-2013 or 2012-2014 performance periods vested in 2012.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)		Value Realized upon Vesting ($) (e)(1)

David M. Cordani	12,729	253,478	-		-
Ralph J. Nicoletti	-	-	-		-
Herbert A. Fritch	-	-	18,568	(2)	808,451
Nicole S. Jones	-	-	-		-
Matthew G. Manders	-	-	-		-

(1)

The dollar amount reported as value realized upon exercise of stock options and vesting of restricted stock grants was paid as wholly-owned shares.

(2)

Represents the vesting of a prior HealthSpring restricted stock award. HealthSpring equity was converted into Cigna equity upon Cigna's acquisition of HealthSpring in January 2012. The award retained its original vesting schedule.

Pension Benefits for 2012

This table shows the present value as of December 31, 2012 of the estimated retirement benefit payable to each of the named executive officers (except for Messrs. Nicoletti and Fritch as neither is eligible to participate in the pension benefits plan) assuming that they retire at age 65. The amounts shown are estimates only. They are not necessarily the actual amounts that will be paid to the named executive officers because the actual amounts will not be known until they become payable. There were no pension benefits payments in 2012 to any of the named executive officers.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (e)

David M. Cordani	Cigna Pension Plan	18	288,959
	Cigna Supplemental Pension Plan	18	179,402
	Cigna Supplemental Pension Plan of 2005	18	594,395

Nicole S. Jones	Cigna Pension Plan	3	50,238
	Cigna Supplemental Pension Plan	3	-
	Cigna Supplemental Pension Plan of 2005	3	57,698

Matthew G. Manders	Cigna Pension Plan	23	772,614
	Cigna Supplemental Pension Plan	23	395,390
	Cigna Supplemental Pension Plan of 2005	23	1,954,815

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EXECUTIVE COMPENSATION TABLES

Pension Benefits Table Narrative

Parts A and B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005 were frozen effective July 1, 2009. The Cigna Supplemental Pension Plan was frozen effective December 31, 2004.

Mr. Cordani participated in Part B of the Cigna Pension Plan, the Cigna Supplemental Pension Plan, and the Cigna Supplemental Pension Plan of 2005.

Before re-joining Cigna in June 2011, Ms. Jones had previously been employed by the Company for a period of over three years, during which she participated in Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005. She retained those benefits upon her return to the Company.

Mr. Manders participated in Part A of the Cigna Pension Plan, the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005. The actuarial present values of the prior period benefits that Mr. Manders accumulated were computed as a single life annuity payable from normal retirement age (age 65) and then discounted to the present value as of December 31, 2012 using the same assumptions as those used for financial reporting purposes. The assumptions are interest discount rates of 3.5% for the Cigna Pension Plan and 3.0% for the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, and the RP 2000 mortality table projected with scale AA to the year 2020 for those plans.

Cigna Pension Plan

The Plan was frozen effective July 1, 2009, and employees hired after that date are not covered by the Plan. From 2000 to July 2009, the Cigna Pension Plan covered all U.S. based full-time employees, including all named executive officers serving during that time. Cigna makes all the contributions necessary to fund Plan benefits into a trust fund, and the annual contributions are at least the amount required to meet the minimum funding requirements that apply to the Plan. Benefits are payable only after the termination of an employee's service with Cigna.

The Cigna Pension Plan consists of Parts A and B, as described below. Part A covered certain employees hired before 1989, while Part B covered all other U.S. employees. The Plan's benefit formulas applied equally to named executive officers and other employees. Pension Plan benefits are based on an employee's years of credited service and eligible earnings.

•

"Credited service" is generally the period of an employee's service with a Cigna company while it participated in the Cigna Pension Plan. An employee received credit for one year of credited service for any calendar year in which the employee was credited with at least 1,000 hours of service. No employee has received credit for any service after 2009.

•

"Eligible earnings" include base salary and annual incentive pay, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 are not eligible earnings.

Part A

For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:

•

the employee's years of credited service (up to a maximum of 30 years);

•

multiplied by 2% of the higher of the employee's average annual eligible earnings over (a) the final 36 months of service, or (b) the three consecutive calendar years with the highest eligible earnings; and

•

minus an offset equal to approximately half of the employee's annual Social Security benefits.

On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.

Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. All Part A participants are 100% vested.

Effective April 1, 2008, Cigna adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee's accumulated annual benefit credits and (2) quarterly interest credits.

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EXECUTIVE COMPENSATION TABLES

For each year that an employee earns a year of credited service, the employee's account receives annual benefit credits equal to a percentage of eligible earnings: 8% for 2008 eligible earnings after March 31, 2008; 9% for 2009 eligible earnings through July 1, 2009; and 3% once an employee has 30 years of credited service.

On the last day of each calendar quarter until an employee's benefit is paid, the employee's account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.

The hypothetical account balance is payable as early as an employee's termination of employment. Payments may be made in annuity form or lump sum, at the employee's election.

Part B

Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:

•

Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee's age and accumulated years of credited service.

•

Effective July 1, 2009, when the Plan was frozen, any Part B participant employed by Cigna on April 1, 2009 became 100% vested.

Cigna Supplemental Pension Plan and Cigna Supplemental Pension Plan of 2005

The Cigna Supplemental Pension Plan was frozen effective December 31, 2004, and replaced with the Cigna Supplemental Pension Plan of 2005, which was frozen effective July 1, 2009.

The Cigna Supplemental Pension Plan provides an additional pension benefit to any employee whose Cigna Pension Plan benefit is limited by one or more federal income tax laws. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the tax-qualified Cigna Pension Plan. The same plan provisions, including the definitions of service and earnings, apply equally to all employees with compensation above the qualified plan limits, including the named executive officers.

The tax law limits in effect in 2009 were:

•

an annual limit of $195,000 on payments beginning at age 65 (the limit is actuarially reduced for payments beginning at an earlier age);

•

an annual limit of $245,000 on annual compensation that can be included in the Cigna Pension Plan's benefit calculations; and

•

an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement.

In calculating Supplemental Pension Plan benefits, the above limits are ignored; otherwise, the regular Cigna Pension Plan formulas and other terms and conditions apply. Supplemental Pension Plan benefits are paid in the year after an employee reaches age 55 or separates from service with Cigna, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the Supplemental Pension Plan, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum more than $100,000 is payable in two installments, with the second installment paid one year after the first. Supplemental Pension Plan benefits earned after 2004 are covered under the Supplemental Pension Plan of 2005, which provides only for payments in a lump sum in the year after an employee separates from service or reaches age 55, whichever is later.

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EXECUTIVE COMPENSATION TABLES

Nonqualified Deferred Compensation for 2012

This table provides information about the contributions, earnings and balances of the named executive officers under Cigna's Deferred Compensation Plan as of and for the year ended December 31, 2012.

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawal/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)(1)

David M. Cordani	-	-	35,794	-	166,463
Ralph J. Nicoletti	-	-	-	-	-
Herbert A. Fritch	-	-	-	-	-
Nicole S. Jones	-	-	-	-	-
Matthew G. Manders	-	-	-	-	-

(1)

This column includes compensation earned in prior years and reported in the Summary Compensation Tables of Cigna's previous proxy statements (beginning with the 2007 proxy statement) in the aggregate amounts of $95,200 for Mr. Cordani.

Cigna Deferred Compensation Plan

Cigna credits deferred compensation with hypothetical investment earnings during the deferral period as follows:

•

Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under the Cigna 401(k) Plan. The 401(k) investment options include a default fixed income fund with an annual interest rate applicable for 2012 of 4.5%, which is not considered an "above market" interest rate as that term is defined by the Securities and Exchange Commission. The fixed income fund is the only hypothetical investment option available to non-executive employees.

•

Deferred shares of Cigna common stock are credited with amounts equal to any dividends that are paid on actual shares of Cigna common stock. These hypothetical dividends are treated as deferred cash compensation.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and under Cigna's Securities Transactions and Insider Trading Policy, which prohibits trading by Cigna's named executive officers during blackout periods, executive officers who participate in the Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and change their hypothetical investment allocations on deferrals once per quarter.

Generally, payments of deferrals after 2004 will be made or will begin during one of the following periods: seven months after the named executive officer's separation from service; July of the year following the year of an executive's separation from service; the 90 day period beginning January 1 of the year following the year of an executive's death; or a date specified by the officer or by Cigna. Deferred compensation balances represent a general unsecured and unfunded obligation of the Company.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Contingent Payments Table below on page 61 reflects the estimated amount of compensation that would become payable to each of the named executive officers under existing plans and arrangements if the named executive officer's employment had terminated and/or a change of control had occurred on December 31, 2012, given the named executive officer's compensation and service levels as of such date and, if applicable, based on the Company's closing stock price on that date.

All change of control benefits are double-trigger (that is, are payable only upon a change of control followed by termination of employment). Additionally, in connection with any actual termination of employment or change of control transaction, the Company may decide to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the People Resources Committee determines appropriate.

The actual amounts that would be paid upon a named executive officer's termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the named executive officers in the circumstances described below relies on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company's stock price, the named executive officer's age, and specific plan terms that govern administration of payments. See also the Compensation Discussion and Analysis — Employment Arrangements and Post-Termination Payments on page 45 for a description of Cigna's policies on severance pay, and — Transition Compensation Actions on page 44 for information on the retention agreement with Mr. Fritch.

In calculating the hypothetical payment amounts, we have assumed (except as noted below) that: (1) change of control and termination occur as of December 31, 2012; (2) payments of benefits are made in a lump sum on December 31, 2012; and (3) the value of options would be equal to the value realized upon exercise of those options that were in-the-money as of December 31, 2012. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation.

Frozen accrued benefits under Cigna's Pension Plan (Part A and Part B) and/or Cigna's Supplemental Pension Plan are included in the table for those executives with these benefits. Mr. Cordani has a frozen accrued benefit under Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plans. Mr. Manders has a frozen accrued benefit under Part A of Cigna's Pension Plan and the Cigna Supplemental Pension Plans. Ms. Jones has a frozen accrued benefit under Part B of the Cigna Pension Plan and the Cigna Supplemental Pension Plan of 2005. Part B provides a retirement benefit stated as a lump sum hypothetical account balance. The account balance as of December 31, 2012 is the amount of payout reflected in the table.

Contingent Payments

The aggregate amounts in the Contingent Payments Table appear under the following headings:

•

Retirement Plan(s), for which the value may include:

–

Frozen accrued benefits under the Pension Plan and Supplemental Pension Plans (see the narrative description following the Pension Benefits Table beginning on page 56 for information about payments);

–

Vested amounts under the 401(k) and Supplemental 401(k) Plans; and

–

Deferred Compensation Plan balances (see the narrative description following the Nonqualified Deferred Compensation Table beginning on page 59 for information about payments).

•

Severance, which refers to salary continuation upon involuntary termination, or salary continuation upon involuntary termination and change of control for the named executive officers, except for Mr. Fritch. The severance amount for Mr. Fritch refers to the acceleration of cash retention and performance incentives pursuant to his retention agreement that were outstanding as of December 31, 2012.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

•

Annual Incentive, which refers to annual cash incentive awards.

•

Value of Long-Term Incentive, which may represent some or all of the following: exercisable in-the-money options, payment in lieu of unvested restricted stock, accelerated vesting of options and/or restricted stock and SPSs.

•

Outplacement Services and Other Benefits, which may include cost to the Company for outplacement services and or Company-paid life insurance.

•

Change of Control Cut-Back, which refers to the application of the reduction of the total payment upon change of control, by which either: (1) an executive will receive the full amount of change of control benefits and also pay any resulting excise tax, or (2) an executive's change of control benefits will be reduced enough to avoid the excise tax entirely — whichever alternative provides the executive with the greater amount of after-tax benefits.

Hypothetical payment amounts are rounded to the nearest thousand and represent an approximation of the potential payment.

CONTINGENT PAYMENTS All Actions Assume a 12/31/12 Termination Date
		Termination for Cause or Voluntary Termination ($)	Involuntary Termination not for Cause ($)	Termination upon a Change of Control ($)	Retirement ($)	Death ($)

David M. Cordani	Retirement Plan(s)	1,642,286	1,642,286	1,642,286	1,642,286	1,642,286
	Severance	-	1,020,000	11,460,000	-	-
	Annual Incentive	-	1,800,000	-	1,800,000	-
	Value of Long-Term Incentive	8,597,125	21,397,427	32,359,870	25,823,583	25,823,583
	Outplacement Services and Other Benefits	-	41,883	26,883	13,500	-
	Change of Control Cut-Back	-	-	-	-	-

	TOTAL	10,239,411	25,901,596	45,489,039	29,279,369	27,465,869

Ralph J. Nicoletti	Retirement Plan(s)	53,531	53,531	53,531	53,531	53,531
	Severance	-	561,000	3,483,000	-	-
	Annual Incentive		600,000	-	600,000	-
	Value of Long-Term Incentive	36,020	2,275,192	4,029,087	2,726,106	2,726,106
	Outplacement Services and Other Benefits	-	41,190	26,190	-	-
	Change of Control Cut-Back	-	-	-	-	-

	TOTAL	89,551	3,530,913	7,591,808	3,379,637	2,779,637

Herbert A. Fritch	Retirement Plan(s)	383,153	383,153	383,153	383,153	383,153
	Severance	-	3,000,000	3,000,000	-	3,000,000
	Annual Incentive	-	1,000,000	-	1,000,000	-
	Value of Long-Term Incentive	10,022,201	32,456,211	33,659,595	32,456,211	33,659,595
	Outplacement Services and Other Benefits	-	40,040	25,040	-	-
	Change of Control Cut-Back	-	-	-	-	-

	TOTAL	10,405,354	36,879,404	37,067,788	33,839,364	37,042,748

Nicole S. Jones	Retirement Plan(s)	291,567	291,567	291,567	291,567	291,567
	Severance	-	530,450	3,303,225	-	-
	Annual Incentive	-	435,750	-	435,750	-
	Value of Long-Term Incentive	13,959	1,825,130	3,057,567	2,133,404	2,133,404
	Outplacement Services and Other Benefits	-	41,021	26,021	-	-
	Change of Control Cut-Back	-	-	-	-	-

	TOTAL	305,526	3,123,918	6,678,380	2,860,721	2,424,971

Matthew G. Manders	Retirement Plan(s)	2,813,892	2,813,892	2,813,892	2,813,892	2,106,019
	Severance	-	575,000	3,862,500	-	-
	Annual Incentive	-	475,000	-	475,000	-
	Value of Long-Term Incentive	1,246,295	4,742,632	6,310,312	5,330,069	5,330,069
	Outplacement Services and Other Benefits	-	41,006	26,006	-	-
	Change of Control Cut-Back	-	-	(1,261,863)	-	-

	TOTAL	4,060,187	8,647,530	11,750,847	8,618,961	7,436,088

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Termination for Cause or Voluntary Termination

Generally, a named executive officer would receive payments or benefits limited to those that were non-forfeitable before termination, such as 401(k), supplemental 401(k), deferred compensation, pension plans and the value of exercised in-the-money options, in the case of voluntary termination, or termination for cause, such as after conviction of a felony involving fraud or dishonesty directed against Cigna. Restricted stock, unvested and vested unexercised options and SPSs would be forfeited or expire upon termination and, generally, no annual incentive or additional base salary would be paid. Accordingly, Cigna estimates that it would not make any other payments in the event of a termination for cause or voluntary termination.

Involuntary Termination not for Cause

Payments and benefits may be provided to named executive officers whose employment is terminated because of job elimination, permanent disability or any other non-cause reason. If a named executive officer is terminated not for cause, there is no plan or formula that prescribes benefits that would be provided. Some of the benefits, such as severance payments or payments in the amount of the value of unvested restricted stock awards, would be subject to the discretion of the People Resources Committee. The following factors are typically considered in the exercise of such discretion: length of service; the executive's target total compensation; and the executive's career plans following termination of employment.

From the range of possible decisions the People Resources Committee may make about payments and benefits, for purposes of this estimate it is assumed that a named executive officer would receive:

•

An amount equal to one year of base salary.

•

A prorated portion of that individual's annual incentive target for the year in which termination occurs. The total amount of the annual incentive payout for 2012 was included in the estimate because it assumes termination at year-end.

•

A lump sum payment equal to the value of unvested restricted stock, calculated by multiplying the number of shares of restricted stock forfeited upon termination, by the closing price on the assumed termination date, which was $53.46 on December 31, 2012.

•

Payout of a prorated portion of previously awarded SPSs based on 100% of the 2010-2012 SPS award, 67% of the 2011-2013 SPS award and 33% of the 2012-2014 SPS award. The value shown for each named executive officer represents the number of SPSs multiplied by the closing price of Cigna common stock on the assumed termination date ($53.46 on December 31, 2012).

For Mr. Fritch, payments and benefits would also include (as required under his retention agreement):

•

The immediate payment of cash retention and performance incentives that were outstanding as of December 31, 2012 in lieu of the cash severance referenced above for all other named executive officers.

•

Vesting of any unvested stock options and restricted stock previously granted while employed at HealthSpring and converted to Cigna equity upon the merger. Options would expire on their original expiration date.

Previous separation agreements with executive officers required the officer to make certain promises, covenants and waivers, including non-competition and non-solicitation obligations and a general release, in exchange for the benefits and payments provided by the Company.

In addition, each named executive officer would be entitled to receive the amounts vested under Cigna's pension, 401(k) and supplemental 401(k) plans; amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. The calculation also assumes payment of approximately $40,000 for one year of outplacement services plus Company-paid life insurance for one year based on the cost to Cigna.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Termination upon a Change of Control

The payments and benefits discussed are entirely hypothetical and contingent in nature. However, if a change of control were to occur, under our change of control policies discussed in the Compensation Discussion and Analysis, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against Cigna) within two years after a change of control would receive payments equal to:

•

156 weeks of pay, at the base salary rate in effect at termination.

•

Three-times the greater of the executive's last annual incentive payout or the amount of the executive's annual incentive target immediately before the change of control.

•

The number of outstanding SPSs multiplied by the greatest of: 100%; the vesting percentage from the preceding performance period; or the average vesting percentage for the last two performance periods.

For Mr. Fritch, payments and benefits would also include (as required under his retention agreement):

•

The immediate payment of cash retention and performance incentives that were outstanding as of December 31, 2012 in lieu of the cash severance referenced above for all other named executive officers.

•

Vesting of any unvested stock options and restricted stock previously granted while employed at HealthSpring and converted to Cigna equity upon the merger. Options would expire on their original expiration date.

In addition, and only upon termination within two years after a change of control, restrictions on restricted stock awards would lapse and any unvested options would become exercisable and would expire on the earlier of the original expiration date or three months after the termination date.

The calculation assumes payment of approximately $25,000 for six months of outplacement services and the cost to the Company for life insurance for one year. In addition, each named executive officer would be entitled to receive the amounts vested under Cigna's pension plans, 401(k) plan and supplemental 401(k) plan; amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. If, within two years after a change of control, any of the following changes affect an executive level employee, and he or she then resigns following written notification to Cigna, the resignation will be treated as a termination upon a change of control: any reduction in compensation, any material reduction in authority, duties or responsibilities, or a relocation of the executive's office more than 35 miles from its location on the date of the change of control.

Retirement

Upon retirement, the amount of any benefits or payments to a named executive officer is subject to the discretion of the People Resources Committee and/or the terms of any agreement executed by the Company and the retiring named executive officer that has been approved by the Committee. From the range of possible decisions the People Resources Committee may make about payments and benefits, for purposes of this estimate it is assumed a named executive officer would receive:

•

A prorated portion of that individual's annual incentive target. The calculation includes the total annual incentive target for 2012 because the estimate assumes termination at year-end.

•

Payout of a prorated portion of previously awarded SPSs based on 100% of the 2010-2012 SPS award, 67% of the 2011-2013 SPS award and 33% of the 2012-2014 SPS award. The value shown for each named executive officer represents the number of SPSs held by the named executive officer multiplied by the closing price of Cigna common stock on December 31, 2012 ($53.46).

•

Vesting of any unvested options would be accelerated and the options would become exercisable at retirement and expire on the original expiration date. The calculation includes the gain on in-the-money exercisable options, assuming option exercises on December 31, 2012.

•

Vesting of any unvested restricted stock awards upon retirement, subject to the People Resource Committee's approval.

For the CEO, the calculation includes the incremental cost of providing office space and administrative assistance for one year, which is estimated to be approximately $13,500. In addition, each named executive officer would be entitled to receive the amounts vested under Cigna's pension, 401(k) and supplemental 401(k) plans; and amounts accrued under Cigna's deferred compensation plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Death

If a named executive officer dies while still an active employee, certain benefits are available to that individual's estate or surviving spouse. Payment of outstanding SPS awards is subject to the discretion of the People Resources Committee. In accordance with past practice, the estimates assume that the named executive officer's estate or the surviving spouse would receive payment of a prorated portion of the SPSs based upon the following formula: 100% of the 2010-2012 SPS award; 67% of the 2011-2013 SPS award; and 33% of the 2012-2014 SPS award. The SPS values reflect the Cigna common stock closing price on December 31, 2012 ($53.46); however, the actual value would be determined in the year following the end of each three-year performance period.

For Mr. Fritch, the amount would include the immediate payment of cash retention and performance incentives that were outstanding as of December 31, 2012 and payout in full of all outstanding SPS awards, with the actual value being determined in the year following the end of each three-year performance period.

Restrictions on restricted stock awards would lapse upon death. In addition, vesting of any unvested options would be accelerated and the options would become exercisable at death and expire on the original expiration date. The calculation of the pension plan payouts includes the amount of an estimated survivor benefit which, along with other factors, is based upon the age of the deceased officer's spouse. In addition, each named executive officer's estate would be entitled to receive the amounts accrued under Cigna's pension, 401(k), supplemental 401(k) and deferred compensation plans, as well as the value of exercisable in-the-money options. In the event of death before employment termination for a participant in Part A of Cigna's pension plan, payments to a surviving spouse are different from those to a participant. In certain cases these benefits are payable at an earlier age than would otherwise be available under the plan and therefore the present value of those benefits may equal or exceed the present value of other payments upon termination.

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ITEM 3. ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Cigna is asking you to approve the advisory resolution on the 2012 compensation paid to the named executive officers, as described in this proxy statement.

Compensation for the named executive officers in and for 2012 reflected Cigna's pay-for-performance compensation philosophy, with its focus on long-term incentives, and Cigna's strong financial performance and results in 2012. In reviewing and determining compensation for the named executive officers in 2012, the Committee:

•

applied the pay-for-performance philosophy and key compensation program goals; and

•

took into consideration 2012 enterprise results that exceeded expectations, as well as significant individual performance contributions from each of the named executive officers.

Specifically, the Committee determined that Cigna achieved strong performance against the goals established under its annual incentive plan, highlighted by the adjusted income from operations results.

To achieve the objectives of Cigna's compensation philosophy, the Committee uses many sound governance practices and controls, including:

•

Pay-for-Performance — The Committee conducts an annual pay-for-performance review, facilitated by the independent compensation consultant. During the review, the Committee assesses the relationship between the Company's results and executive officer compensation. Pages 37 to 43 contain a description of the performance metrics selected by the Committee for the 2012 compensation program for named executive officers, including the rationale for the selection of these metrics.

•

Align Interests of Executives and Shareholders — Executives are compensated for achieving annual financial goals through annual incentives under the Management Incentive Plan, and creating long-term value for Cigna shareholders through long-term incentives under the Cigna Long-Term Incentive Plan. If the Company does not achieve a specific performance threshold under the Management Incentive Plan, no annual incentives will be paid under the Plan. Stock options vest in three equal annual installments on the first, second and third anniversaries of the date of grant. Strategic performance shares are not fully vested until the end of three-year performance periods, and the payout is based on measures of total shareholder return relative to Cigna's peer group, revenue and adjusted income from operations during this three-year period.

•

Emphasize Performance-Based and Long-Term Compensation as Great Majority of Executive Pay — In 2012, performance-based compensation represented about 91% of target total direct compensation for the CEO, and, on average, 78% of target total direct compensation for all other named executive officers. Of the CEO's target performance-based compensation, 76% represented long-term incentive compensation. For other named executive officers, on average, 58% of their target performance-based compensation was in the form of long-term incentives.

•

Engage an Independent Compensation Consultant — The Committee retains an independent compensation consultant for advice on market practices and to facilitate evaluation of the relationship between executive officer compensation and the Company's performance.

•

Conduct Market Analysis and Alignment — The Committee regularly reviews market analyses regarding named executive officer compensation and generally aligns their target total direct compensation to the 50th percentile of that market data (with superior pay awarded for superior performance and below market pay for below market performance).

•

Demonstrate Leadership in Compensation Governance Best Practices — Examples include: no tax gross-up benefits upon a change of control; "double trigger" vesting of equity awards; a stricter clawback policy than required by Sarbanes-Oxley; significant stock ownership guidelines (which all named executive officers exceed); careful management of equity plan share use, burn rate and total dilution to determine an annual maximum share usage limit; and limited perquisites. For more details on the best practices by the Company, see page 30.

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ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

Details about named executive officer compensation in 2012 appear in the Compensation Discussion and Analysis beginning on page 30 and the Executive Compensation Tables of this proxy statement beginning on page 50. Additional information about the Company's business highlights is also included in the Proxy Summary beginning on page 1. We encourage you to review this information before casting your vote on the say-on-pay proposal.

Because your vote is advisory, it will not be binding upon the Board. However, the Committee values your opinion and will review and consider the voting results when it makes future executive compensation decisions.

In accordance with the rules under Section 14A of the Securities Exchange Act, as amended (the Exchange Act), we are asking you to approve the following advisory resolution at the Annual Meeting:

    Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.

The Board of Directors unanimously recommends that shareholders vote FOR advisory approval of the Company's executive compensation.

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ITEM 4. APPROVAL OF AN AMENDMENT TO THE CIGNA LONG-TERM INCENTIVE PLAN

We ask that our shareholders vote to approve Amendment No. 3 (the "Amendment") to the Cigna Long-Term Incentive Plan (the "Plan"). On February 27, 2013, the Board adopted, subject to shareholder approval, the Amendment.

If approved by shareholders at the Annual Meeting, the Amendment will become effective on that date and would:

(1)
authorize an additional 7.4 million shares for issuance under the Plan, with the result that the number of shares available for future awards would be (a) 12,414,425 shares plus (b) any shares underlying Plan or prior Plan awards still outstanding on March 7, 2013 that may later expire or be forfeited; and

(2)
of the total number of shares available for future awards described in (1) above, authorize an additional 1.0 million shares for grants in connection with full value awards on a one-for-one basis, with the result that the number of shares available for such future full value awards would be (a) 5,499,842 shares plus (b) any shares underlying Plan or prior Plan awards still outstanding on March 7, 2013 that may later expire or be forfeited.

In addition, the amendment would clarify that to the extent that the number of shares delivered upon the vesting of Strategic Performance Shares (SPSs), a new form of equity award introduced in 2010, is less than the maximum number of shares that were reserved for the SPS award, the shares that are not delivered will again become available for issuance under the Plan, including as full value awards on a one-for-one basis. The Amendment would not make any other changes to the Plan. Shareholders originally approved the Plan at Cigna's 2010 Annual Meeting, and adopted Amendment No. 2 to the Plan at Cigna's 2011 Annual Meeting.

As of the close of business on March 6, 2013:

•

286,974,133 shares of Cigna common stock were outstanding;

•

9,239,013 stock options (vested and unvested) were outstanding under the Plan with a weighted average exercise price of $43.18 per share and a weighted average remaining term of 6.89 years;

•

6,723,885 shares underlying full value awards (such as SPSs and restricted stock) were outstanding under the Plan; and

•

5,014,425 shares were available for grants of new awards, including 4,499,842 shares available for full value awards that are counted against the available pool on a one-for-one basis (any additional shares granted in connection with full value awards will be counted as 2.1 shares for each share).

The Company does not expect to grant new awards between March 6, 2013 and April 24, 2013. On March 6, 2013, the fair market value of one share of Cigna common stock was $59.25.

Reasons to Approve the Amendment

Plan awards are an essential part of the total compensation package for key employees. They reflect the importance the Company places on using long-term incentives to: motivate employees; reward them for superior long-term results; and align the interest of Cigna's employees with the interests of its shareholders. The Company requests additional shares in an amount that it expects will permit Cigna to grant Plan awards through 2016. If shareholders do not approve Amendment No. 3 at the 2013 annual meeting, the Company may not have enough shares to grant any equity awards after 2014.

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AMENDMENT TO LONG TERM INCENTIVE PLAN

The following features of the Plan protect the interests of our shareholders:

•

Low burn rate. The "burn rate" is the ratio of the number of shares underlying awards, including SPSs valued at 100% of target, granted during a year to the number of basic weighted average common shares outstanding at fiscal year-end. Any SPSs earned above the 100% target are included in the burn rate in the year paid. Cigna had an annual burn rate of 1.1% in 2012, and an average annual burn rate of 1.2% over the three-year period from 2010 through 2012.

This calculation does not include grants of 1,925,861 options and 381,717 restricted shares that Cigna assumed in connection with its acquisition of HealthSpring in January 2012. If those grants were included in the calculation, Cigna's annual burn rate would be 2.1% in 2012, and the average annual three-year burn rate for 2010 through 2012 would be 1.5%.

Cigna's method of burn rate calculation does not include a volatility multiplier. However, Cigna intends to maintain a three-year average annual burn rate that is consistent with the guidelines for burn rate, which includes a volatility multiplier, established by Institutional Shareholder Services (ISS). ISS is a private organization that studies and provides information on corporate proxy votes, principally for the benefit of institutional investors.

•

Low overhang. As of March 7, 2013, the Company's equity plans, including grants assumed in connection with the HealthSpring acquisition, result in overhang of 7.30%. With the plan amendment, overhang will increase to 9.46%. Cigna calculates "overhang" as the total of (a) shares underlying outstanding awards plus shares available for issuance under future awards, divided by (b) the total number of shares outstanding, including shares underlying outstanding awards and shares available for issuance under future awards.

•

No repricing or grant of discounted stock options. The Plan does not permit the repricing of stock options either by amending an existing award or by substituting a new award at a lower price. The Plan prohibits the replacement of underwater options with cash or other awards. The Plan prohibits granting of stock options with an exercise price less than the fair market value of Cigna stock on the grant date and prohibits reload options (the automatic grant of a new stock option upon exercise of another stock option).

•

Minimum vesting and performance periods. The Plan requires minimum one-year stock option and SAR vesting periods, and two-thirds of stock option grants made under the Plan typically vest over periods longer than one year. The Plan also requires a minimum three-year period for full vesting of at least 95% of restricted stock grants, and a minimum one-year performance period for performance awards. The minimum period requirements are subject to certain exceptions for termination of employment due to death, disability or retirement or a qualifying termination within two years after a change of control.

•

Limitation on share recycling. The Plan prohibits the reuse of shares returned to Cigna (or withheld from the grant) in payment for the exercise price of a stock option or for tax withholding.

The Board of Directors unanimously recommends that shareholders vote FOR Amendment No. 3 to the Cigna Long-Term Incentive Plan.

 Plan Summary

The summary is qualified in its entirety by reference to the text of the Plan, which was filed as an exhibit to the Company's Form 10-Q for the quarterly period ended March 31, 2010, the text of Amendment No. 1, which was filed as an exhibit to Cigna's Form 10-Q for the quarterly period ended June 30, 2010, the text of Amendment No. 2, which was filed as an exhibit to the Company's Form 10-Q for the quarterly period ended March 31, 2011, and the text of the proposed Amendment No. 3 to the Plan, which is included as Appendix A to this proxy statement.

Term.    No awards may be made under the Plan after December 31, 2019.

Eligibility.    Salaried officers and other key employees are eligible to receive awards under the Plan. Non-employee members of the Board of Directors are not eligible for Plan awards. As of March 7, 2013, approximately 75 officers and 9,300 non-officer employees were eligible to receive Plan awards.

Number of Authorized Shares.    12,414,425 shares will be available for grants of awards immediately following approval of the Amendment. In addition, of the 15,962,898 shares reserved in connection with awards outstanding under the Plan as of March 7, 2013, an unknown number of shares may become available for issuance if any such awards expire or are forfeited or cancelled, and to the extent the payout of any outstanding SPS awards (determined based on the vesting percentage) is less than 200% of target.

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AMENDMENT TO LONG TERM INCENTIVE PLAN

Award Limits.    The Plan includes the following limits on awards:

•

With respect to grants made on or after April 28, 2010, a maximum of 2 million shares may be issued as incentive stock options (ISOs).

•

The grant of a full-value share will reduce the number of authorized shares remaining on a one-for-one basis up to 5,499,842 shares, plus any full-value shares that: (1) are reserved for issuance in connection with restricted stock units, SPSs or restricted stock granted under the Plan before March 7, 2013, (2) were still outstanding on March 7, 2013, and (3) are later forfeited or canceled or represent SPSs that are not vested and paid. Each full-value share granted in excess of this limit will reduce the number of remaining authorized shares by two and one-tenth (2.1).

"Full-value shares" are shares of restricted stock, dividend equivalent rights paid in shares, shares granted in lieu of cash payments under qualifying incentive plans (such as Cigna's restricted stock unit plan) and shares paid for strategic performance units or strategic performance shares.

•

Annual per person maximum of 1 million shares in the form of stock options and SARs.

•

Annual per person maximum of (1) 450,000 shares of restricted stock subject to performance conditions and (2) 250,000 Strategic Performance Units (SPUs) or 500,000 SPSs. If a combination of SPUs and SPSs is awarded, each SPU awarded will reduce the maximum number of SPSs that can be awarded by two and every two SPSs awarded will reduce the maximum number of SPUs that can be awarded by one. SPUs have a maximum value of $200 per unit and SPSs have a maximum vesting percentage of 200%.

Administration.    The Board's People Resources Committee (the Committee) administers the Plan, subject to any requirements for review and approval by the Board that the Board may establish. The Committee is authorized to: interpret the Plan; select and make awards to eligible participants; determine eligibility for awards; and establish the terms of the awards.

Subject to limits specified in the Plan, the Committee may delegate its authority under the Plan to the Chief Executive Officer (CEO) or the CEO's designee. The CEO has limited authority to make Plan awards. The CEO must be a Cigna Board member at the time he or she grants Plan awards, and no more than 10% of the shares of common stock available for issuance under the Plan may be subject to awards granted by the CEO. The CEO may not grant awards to or for the benefit of members of the Board of Directors or anyone subject to the requirements of Exchange Act Section 16(a). The CEO or his designee may grant SPUs and SPSs, but only in limited circumstances and according to guidelines provided by the Committee or subject to ratification by the Committee.

Award Types.    The Plan permits the grant of the award types described below. Cigna's current practice is to grant only non-qualified stock options, restricted stock and SPS awards.

Stock Options (including ISOs).    Stock options entitle the holder to purchase shares of Cigna common stock. The exercise price of a stock option may not be less than the fair market value of the underlying shares on the grant date. The stock option exercise period must expire not more than ten years after the grant date. Stock options that are designated as ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. As described above under "Reasons to Approve the Amendment," the Plan prohibits repricing of stock options and grants of reload options.

Stock Appreciation Rights (SARs).    SARs entitle the recipient to receive, upon exercise, stock or cash equal in value to the appreciation in fair market value of a specified number of shares of Cigna common stock underlying the award from the grant date to the exercise date. The Committee may place restrictions on the exercise of SARs. No SAR may be exercisable more than ten years after grant date.

Restricted Stock.    Restricted shares of Cigna common stock are subject to the terms and conditions that the Board considers appropriate, provided that these terms and conditions may not be contrary to the provisions and limitations contained in the Plan. Among other things, the Committee specifies forfeiture provisions, restrictions on transferability and the length of the restricted period over which the award vests (the full vesting period for 95% of restricted stock awards may not be less than three years after the grant date subject to certain exceptions for termination of employment due to death, disability or retirement or a qualifying termination within two years after a change of control). The recipient has the right to vote the shares from the date of grant. Dividends payable on restricted stock may be paid in cash or reinvested in additional shares of restricted stock subject to the same restrictions. However, the Committee, or the CEO, if applicable, may provide that dividends are accumulated for later payment and are subject to forfeiture until the shares vest.

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AMENDMENT TO LONG TERM INCENTIVE PLAN

As described in "Performance-Based Awards" below, the Committee may grant long-term performance awards in the form of performance-based restricted stock. Restricted stock awards subject to performance conditions have an applicable performance period of not less than one year. While Cigna does not currently grant performance-based restricted stock, the Committee would apply the same deferred-dividends condition on any grant of performance-based restricted stock.

Performance-Based Awards.    The Committee can grant performance-based awards in the form of performance-based restricted stock, SPSs or SPUs. These awards may be structured to provide compensation solely on account of the attainment of one or more pre-established, objective performance criteria. The Plan includes provisions for structuring such awards so that they qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result of the Patient Protection and Affordable Care Act, however, the Company is not currently eligible to qualify compensation as performance-based, so a description of the applicable Section 162(m) procedures is not included here.

At the time of grant, the Committee specifies in writing the duration of the performance period, the applicable objective performance goals and measures, and the formulas that will be used to determine the ultimate dollar value for SPUs and the vesting percentage for SPSs. Performance goals may be stated separately for one or more participants, collectively for the entire group of participants or in any combination. The goals can be established for Cigna as a whole, or for one or more of its subsidiaries, business units, or lines of business, or any combination, and can be measured on an absolute basis or on a comparative basis using a peer group, specified index, or combination. Subject to certain limitations, the Committee may adjust or modify the performance measures and goals for a performance period if the Company is involved in a merger, acquisition or divestiture transaction (whether or not such transaction constitutes a change of control) that has any material effect on the Company's ability to apply the performance measures or meet the performance objectives established at the time of grant.

The Committee may not increase the value or vesting percentage of an award above the maximum determined by the attainment of the applicable performance goal, but the Committee has the discretion to reduce the value or vesting percentage below such maximum.

The possible financial measures that may be used to set performance goals are as follows: earnings (total or per share); net income (total or per share); growth in net income (total or per share); income from selected businesses (total or per share); growth in net income or income from selected businesses (total or per share); pre-tax income or growth in pre-tax income; profit margins; revenues; revenue growth; premiums and fees; growth in premiums and fees; membership; membership growth; market share; change in market share; book value; total shareholder return; stock price; change in stock price; market capitalization; change in market capitalization; return on market value; shareholder equity (total or per share); return on equity; assets; return on assets; capital; return on capital; economic value added; market value added; cash flow; change in cash flow; expense ratios or other expense management measures; medical loss ratio; ratio of claims or loss costs to revenues; satisfaction — customer, provider, or employee; service quality; productivity ratios or other measures of operating efficiency; and accuracy of claim processing or other measures of operational effectiveness.

The Committee may specify any reasonable definition of the measures it uses. These definitions may provide for reasonable adjustments to the measures and may include or exclude items including, but not limited to: realized investment gains and losses; special items identified in the company's reporting; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening, or financing activities; expenses for restructuring or productivity initiatives; and other non-operating items.

Dividend Equivalent Rights.    Dividend equivalent rights granted under the Plan provide the holder with the right to receive payments in cash, Cigna common stock, or a combination of both. Payments may be deferred as long as they are paid at least annually. The Plan provides that dividend equivalent rights may not be granted in connection with stock options, SARs, SPSs or SPUs.

Stock in Lieu of Cash Payments.    The Committee may grant common stock instead of all or a portion of an award otherwise payable under any Cigna bonus plan, short-term or long-term incentive compensation plan, any other incentive compensation arrangement or any supplemental retirement benefit plan that is not tax-qualified under the Internal Revenue Code. The number of shares of Cigna common stock granted must have a fair market value that most closely approximates, but does not exceed, the value of the cash award being replaced. Payments can be deferred at the participant's election, provided that they are in compliance with Section 409A of the Internal Revenue Code and Cigna's Deferred Compensation Plan.

Termination, Death and Retirement.    Unexercised stock options and SARs generally expire upon termination of the participant's employment. However, if employment is terminated due to death, disability or retirement, the stock option or SAR will become or remain exercisable in accordance with the terms established by the Committee at the time of grant. If employment is

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terminated due to a qualifying termination within two years following a change of control, the stock option or SAR will become exercisable on the date of termination of employment and will not expire until the earlier of three months following termination of employment or the regular expiration date of the stock option or SAR, as applicable.

Shares of restricted stock are generally forfeited if the participant terminates employment before the end of the restricted period. However, if employment is terminated due to death, disability or a qualifying termination within two years following a change of control before the end of the restricted period, the restricted period will lapse and the shares will vest immediately on the termination date. In addition, except in the case of certain restricted stock subject to performance conditions, if employment is terminated by reason of retirement before the end of the restricted period, the Committee or its designee may provide (before the retirement occurs) for the restrictions to lapse and the shares to vest upon retirement.

SPSs and SPUs will not generally be paid if the participant's employment is terminated before the payment date. However, if termination is due to death, disability or retirement, the Committee has the discretion to determine what amount, if any, of the payment should be made. Upon a qualifying termination of employment within two years following a change of control, all outstanding SPUs will be valued and paid based on the highest of (1) target, (2) the highest SPU valuation during the 12 months before the termination date, or (3) the average of the highest SPU valuations for last two SPU payments before the termination date. Upon termination of employment within two years following a change of control, a percentage of a participant's outstanding SPSs will be vested, and the vesting percentage will be the highest of (1) 100%, (2) the vesting percentage for the most recent performance period, or (3) the average vesting percentage for the last two performance periods. Upon a qualifying termination for any other reason, all outstanding SPS and SPU awards are canceled.

Dividend equivalent rights must generally be forfeited upon termination of employment, unless the Committee determines otherwise.

Generally, a grant of common stock under the Plan in lieu of cash payments under the Company's other short- and long-term incentive compensation plans or non-tax qualified supplemental retirement benefit plans still will be paid when termination occurs before the payment date. However, if termination is due to death, the common stock grant will be canceled and the award payment will be made in cash under the terms of the other plan.

Reuse of Shares for Future Awards.    Upon approval of the Amendment, the following shares will be available for future awards under the Plan:

•

any shares that are issued or reserved under the Plan as of or after March 7, 2013 in connection with awards, to the extent the awards subsequently expire or are forfeited or canceled;

•

any shares reserved for issuance upon settlement of SPSs, to the extent the shares are not issued because the SPSs are settled at less than 200% of the target number of SPSs; and

•

any shares reserved for issuance upon settlement of an award granted under the Plan, to the extent the award is settled in cash.

The following shares shall not become available for future awards: shares tendered to pay the exercise price of stock options; shares reserved for future issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs; and shares withheld to satisfy tax withholding obligations.

Change of Control.    Neither a change of control nor a pending or threatened change of control results in any automatic acceleration of any rights or vesting under the Plan. The Plan maintains double trigger vesting, requiring both a change of control and a qualifying termination of employment before the vesting of awards is accelerated. However, in the case of a pending change of control, the Committee (subject to approval by a majority of Board members not participating in the Plan) has the discretion to modify outstanding stock options, SARs, restricted stock and certain other Plan rights to accelerate vesting, but any such accelerated vesting is contingent on the change of control actually occurring.

A change of control will occur if:

•

there is an acquisition of 25% or more of the voting power of the Company;

•

there is a merger or consolidation of the Company, except if the Cigna Board members constitute at least a majority of the surviving entity or its ultimate parent, or the acquisition or merger effects a recapitalization in which no person has or acquires 25% or more voting power;

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•

during any consecutive 24-month period, directors who were directors at the beginning of the period or were nominated or elected by a majority of the Board (but not if the initial assumption of office was in connection with an election contest) cease to constitute a majority of the Board; or

•

there is a liquidation or sale of all or substantially all assets, unless the buyer's board of directors (in the case of a sale) consists of at least a majority of Cigna directors.

A change of control will not occur if, following the transaction, Cigna shareholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets owned by Cigna immediately prior to the transaction.

Adjustment.    The Plan provides for proportionate adjustments in the number of shares of common stock subject to awards, including individual limits on awards, the number of shares available for future awards and adjustment in the per share exercise price of stock options and SARs, in the event of changes in outstanding common stock by reason of a stock split or stock dividend or similar events. The Plan also provides for appropriate adjustments to maintain Plan participants' proportionate interests in the event of a merger, reorganization, reclassification or combination.

Prohibition on Repricing and Reload Grants.    Subject to limited exceptions (described below), the Company may not re-price stock options or SARs or issue reload stock options or SARs without prior approval by shareholders. Re-pricing actions subject to this restriction include:

•

replacing a stock option or SAR with a new stock option or SAR that has a lower exercise price;

•

except in connection with a change in the Company's capitalization and certain corporate transactions, reducing the exercise price of stock options or SARs or exchanging underwater stock options or SARs for cash, new awards or new stock options or SARs with a lower exercise price.

Transferability.    In general, no participant may transfer or assign any award or right under this Plan except by will or by the laws of descent and distribution. However, the Committee may in its discretion allow a participant to transfer any stock option or other rights (other than an ISO), during the participant's lifetime and without consideration, to an immediate family member, a family trust or a family partnership or to any other person approved by the Committee. The transferee may not subsequently transfer the stock option or other right except by will or the laws of descent and distribution.

Amendment and Termination of the Plan.    The Board may suspend, terminate or modify the Plan provided that no action may be taken by the Board (1) without the approval of Cigna shareholders as necessary under any applicable laws or Internal Revenue Service or Securities and Exchange Commission regulations or the rules of the New York Stock Exchange or (2) that would adversely affect any outstanding awards, without the affected holder's consent.

Federal Income Tax Consequences

The following is a summary of the anticipated federal income tax consequences of certain awards under the Plan. The summary is not intended to be exhaustive or to describe tax consequences based on particular circumstances. Among other things, it does not address possible state, local or foreign tax consequences or awards other than stock options.

With respect to stock options that qualify as ISOs, a Plan participant will not recognize income for federal income tax purposes at the time the stock options are granted or exercised, although the exercise may give rise to alternative minimum tax liability for the participant. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the stock options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of the stock option exercise or (2) the amount realized on disposition exceeds the stock option price, and (b) capital gain, to the extent that the amount realized on disposition exceeds the fair market value of the shares on the date of stock option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the stock option price.

With respect to nonqualified stock options (those that do not qualify as ISOs), the participant will recognize no income upon grant of the stock option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of stock option exercise over the amount paid by the participant for the shares. Upon a subsequent

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disposition of the shares received under the stock option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, for ISOs and nonqualified stock options, Cigna will receive an income tax deduction at the same time and in the same amount as the amount that is taxable to the employee as compensation, subject to the provisions of Section 162(m). Stock option awards under the Plan have historically been structured with the intent to qualify as performance-based compensation for purposes of Section 162(m). However, effective January 1, 2013, the provisions of Section 162(m)(6) will limit Cigna's deduction for employee compensation attributable to services performed after December 31, 2009 to $500,000 per employee per year. The exception for qualified performance-based compensation under Section 162(m) will not apply, and stock option exercises will be included in applying the $500,000 annual deduction limitation. To the extent a participant realizes capital gains or income for alternative minimum tax purposes, Cigna will not be entitled to any deduction for federal income tax purposes.

Amended Plan Benefits

The benefits that will be awarded or paid under the Plan following its amendment are not currently determinable. Awards granted under the Plan are within the discretion of the Board and the Committee, and future awards and the individuals who might receive them have not been determined. A summary of equity awards granted to Cigna's named executive officers in 2012 is provided in the Grants of Plan-Based Awards Table on page 52.

The following is a list of options received by employees, directors and executives under the Plan since the date of the last amendment to the plan, which was approved by shareholders on April 27, 2011. These numbers do not include options that Cigna assumed in connection with its acquisition of HealthSpring in January 2012.

•

Named executive officers: 407,072 for David M. Cordani, President and Chief Executive Officer; 95,505 for Ralph J. Nicoletti, Executive Vice President and Chief Financial Officer; 41,969 for Herbert A. Fritch, President, HealthSpring; 73,460 for Nicole S. Jones, Executive Vice President and General Counsel; and 68,424 for Matthew G. Manders, President, Regional and Operations.

•

All current executive officers as a group: 831,382.

•

All current directors who are not executive officers as a group: 0.

•

Each nominee for election as a director: 0.

•

Each associate of any such directors, executive officers or nominees: 0.

•

Each other person who received 5 percent of such options, warrants or rights: 0.

•

All employees, including all current officers who are not executive officers, as a group: 2,635,178 (excludes options granted to the current executive officers).

Equity Compensation Plan Information

The following table presents information regarding Cigna's equity compensation plans as of December 31, 2012:

Plan Category	Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (a)(1)(4)	Weighted Average Exercise Price Per Share Of Outstanding Options, Warrants And Rights (b)(2)(4)	Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)(3)(4)

Equity Compensation Plans Approved by Security Holders	12,393,377	$36.29	8,845,753
Equity Compensation Plans Not Approved by Security Holders	-	-	-

Total	12,393,377	$36.29	8,845,753

(1)

Includes, in addition to outstanding stock options, 129,951 restricted stock units, 99,177 deferred shares, 12,739 director deferred share units that settle in shares, and 3,200,998 strategic performance shares, which are reported at the maximum 200% payout rate. Also includes 919,158 shares of common stock underlying stock option awards granted under the HealthSpring, Inc. Amended and Restated 2006 Equity Incentive Plan (2006 HealthSpring Plan) and 26,304 shares of common stock underlying stock option awards granted under

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the NewQuest Holdings, Inc. 2005 Stock Option Plan (2005 NewQuest Plan), each of which was approved by the applicable company's shareholders before Cigna's acquisition of HealthSpring in January 2012.

(2)

The weighted-average exercise price is based only on outstanding stock options. The outstanding stock options assumed due to Cigna's acquisition of HealthSpring have a weighted-average exercise price of $16.79. Excluding these assumed options results in a weighted-average exercise price of $38.59.

(3)

Includes 399,038 shares of common stock available as of the close of business December 31, 2012 for future issuance under the Cigna Directors Equity Plan and 8,446,715 shares of common stock available as of the close of business on December 31, 2012 for future issuance under the Cigna Long-Term Incentive Plan as shares of restricted stock, strategic performance shares, shares in payment of dividend equivalent rights, shares in lieu of cash payable under the Company's other short- and long-term incentive compensation plans and non-tax qualified supplemental retirement benefit plans, or shares in payment of SPSs or SPUs.

(4)

In accordance with SEC rules, the table above shows information regarding Cigna's equity compensation plans as of December 31, 2012, the end of our fiscal year. In connection with the proposed Amendment to the Plan, we are providing in this footnote 4 information regarding Cigna's equity compensation plans as of the close of business on March 6, 2013.

As of the close of business on March 6, 2013, there were 13,840,283 shares to be issued upon the exercise of outstanding options, warrants and other rights as follows:

•

10,157,975 stock options (including 892,658 stock options granted under the 2006 HealthSpring Plan and 26,304 stock options granted under the 2005 NewQuest Plan);

•

139,159 restricted stock units;

•

78,366 deferred shares;

•

12,739 director deferred share units that settle in shares; and

•

3,452,044 strategic performance shares, which are reported at the maximum 200% payout rate.

In addition, as of the close of business on March 6, 2013, there were 3,355,131 shares of restricted stock outstanding, which are included at time of grant in the total number of shares of common stock outstanding.

As of the close of business on March 6, 2013, weighted-average exercise price per share of outstanding options was as follows:

•

for all outstanding stock options, a weighted-average exercise price of $40.79 and a weighted-average remaining term of 6.85 years; and

•

for the stock options assumed due to Cigna's acquisition of HealthSpring, a weighted-average exercise price of $16.84 and a weighted-average remaining term of 6.50 years. Excluding these assumed options results in a weighted-average exercise price of $43.18 and a weighted-average remaining term of 6.89 years.

As of the close of business on March 6, 2013, there were 5,405,773 shares remaining available for future issuance under equity compensation plans (excluding outstanding stock options, restricted stock units, deferred shares, director deferred share units that settle in shares and strategic performance shares, which are reflected above) as follows:

•

391,348 shares of common stock available for future issuance under the Cigna Directors Equity Plan; and

•

4,499,842 shares of common stock available for future issuance under the Cigna Long-Term Incentive Plan as shares of restricted stock, strategic performance shares, shares in payment of dividend equivalent rights, shares in lieu of cash payable under the Company's other short- and long-term incentive compensation plans and non-tax qualified supplemental retirement benefit plans, or shares in payment of SPSs or SPUs.

The Board of Directors unanimously recommends that shareholders vote FOR Amendment No. 3 to the Cigna Long-Term Incentive Plan.

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ITEM 5. CONSIDERATION OF A SHAREHOLDER PROPOSAL ON LOBBYING DISCLOSURE

On November 14, 2012, Cigna received the following proposal from the AFL-CIO Reserve Fund, 815 Sixteenth St., N.W., Washington D.C. 20006, a beneficial owner of 214 shares of Cigna's stock. In accordance with SEC rules, we are reprinting the proposal and supporting statement (the "Proposal") in this proxy statement as they were submitted to us:

Resolved:    Shareholders of Cigna Corporation ("Cigna") urge the Board of Directors (the "Board") to authorize the preparation of a report, updated annually, disclosing:

1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by Cigna used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payments and the recipient.

3.
Cigna's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Cigna is a member. Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels. The report shall be presented to the Audit Committee of the Board or other relevant oversight committees of the Board and posted on Cigna's website.

Supporting Statement

We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying. Corporate lobbying can expose Cigna to risks that could affect the company's stated goals, objectives, and ultimately shareholder value. Shareholders have a strong interest in full disclosure of our company's lobbying to assess whether Cigna's lobbying is consistent with its expressed goals and in the best interests of shareholders.

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation, both directly and indirectly. We believe such disclosure is in shareholders' best interests. Absent a system of accountability, company assets could be used for objectives contrary to Cigna's long-term interests.

For example, Cigna is a member of the U.S. Chamber of Commerce, which has lobbied against the Affordable Care Act. Cigna, however, has described the goal of its advocacy efforts as "Cigna works to make health care reform a success." (http://www.cigna.com/aboutus/healthcare-reform/approach, accessed November 14, 2012). We believe that Cigna's membership in an organization that has opposed health care reform contradicts Cigna's own stated goals.

Cigna spent approximately $2.7 million in 2011 on direct federal and state lobbying activities, according to its "2011 Political Contributions and Related Activity Report." However, these figures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition and do not include lobbying expenditures to influence legislation or regulation in states that do not require disclosure.

For these reasons, we urge you to vote FOR this resolution.

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SHAREHOLDER PROPOSAL

Statement of the Board Recommending a Vote AGAINST the Proposal

The Board of Directors has considered the Proposal and recommends that our shareholders vote against it as unnecessary and duplicative of the actions that Cigna has already undertaken. Political contributions and lobbying disclosure is an area that is evolving with no agreed upon standards of best practices. As described in greater detail below, Cigna has been actively involved in the dialogue around this issue and has been working consistently with our shareholders to provide information that is meaningful while at the same time ensuring that the Company is not competitively disadvantaged in its lobbying efforts. We believe that Cigna has struck an appropriate balance and, as evidenced by our exceptionally strong corporate governance framework, we are confident that the Company will continue to keep pace with emerging practices in this area.

Background of Cigna's Efforts

In 2011, Cigna began publishing an annual Political Contributions and Lobbying Activity Report (the "Report") that provides information on its political contributions and lobbying activities. Despite the fact that shareholder proposals requesting this type of information were receiving limited support, Cigna supported the goals of transparency and accountability. The 2011 Report provided information on Cigna's political contributions, trade association affiliations and related matters. On the basis of this disclosure, in 2011, Cigna was recognized by the Center for Political Accountability as a leader in corporate disclosure. Cigna continued to have robust dialogue with its shareholders regarding the usefulness of the information it discloses and has also kept abreast of practices emerging in this area — including by (1) conducting benchmarking to keep informed of the information that other companies (including Cigna's competitors) are disclosing; (2) observing the level of interest that shareholders have demonstrated regarding this issue, including the level of support political contribution shareholder proposals have received (which is generally less than a majority); and (3) consulting with its outside advisors to gain additional insights and perspectives on emerging practices and views.

Cigna's Current Disclosures

Consistent with our desire and willingness to improve and be responsive to the views of our shareholders who have expressed an interest in this area (including the proponents of the Proposal), Cigna significantly enhanced its 2012 Report. Specifically, the Report reinforces our commitment to transparency by providing greater clarity on our overall lobbying framework, including our goals and positions related to Cigna's federal and state lobbying and advocacy efforts, as well as why we believe active engagement in the public policy arena is so important to our mission, business and to our customers.

The Report also includes details regarding: (1) the direct political contributions that Cigna makes at a corporate level; (2) contributions that Cigna makes through the Cigna Political Action Committee ("CignaPAC"); and (3) the total amount of dues paid to any industry trade association to which Cigna pays $50,000 or more in annual dues, as well as the portion of any such dues allocable to any non-deductible lobbying expenses.

We urge our shareholders to review our 2012 Report currently available on Cigna's website at www.cigna.com/assets/docs/corporate-governance/politicalContribution.pdf. The Report has been reviewed by the Corporate Governance Committee of Cigna's Board of Directors as part of its bi-annual review of the Company's political and lobbying activities.

Summary

In light of Cigna's existing public disclosure regarding federal and state lobbying activities, corporate political contributions and trade association memberships, we believe that the information sought by the Proposal is readily available. Accordingly, the Proposal would not enhance the comprehensive public disclosures that Cigna already provides and, therefore, the Board recommends voting against the Proposal.

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STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table provides information as of January 31, 2013 about the amount of Cigna common stock beneficially owned by each director, nominee and executive officer named in the Summary Compensation table (named executive officers) and the amount of Cigna common stock beneficially owned by the directors, nominees and named executive officers as a group. In general, "beneficial ownership" includes those shares a director, nominee or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of January 31, 2013 or that become exercisable within 60 days.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Directors and Nominees(2)
Isaiah Harris, Jr.	3,881	*
Eric J. Foss	5,183	*
Jane E. Henney, M.D.	1,837	*
Roman Martinez, IV	9,496	*
John M. Partridge	12,764	*
James E. Rogers	-	*
Joseph P. Sullivan	3,881	*
Eric C. Wiseman	-	*
Donna F. Zarcone	5,881	*
William D. Zollars	854	*
Named Executive Officers
David M. Cordani	1,263,726	*
Ralph J. Nicoletti	44,209	*
Herbert A. Fritch	788,442	*
Nicole S. Jones	44,529	*
Matthew G. Manders	178,375	*
All Directors, Nominees and Executive Officers as a group including those named above (19 Persons)	2,751,802	1.0%

*

Indicates less than 1% of common stock outstanding.

(1)

Includes, in addition to wholly-owned shares:

•

shares of restricted common stock in the amount of 5,940 for Mr. Nicoletti; 108,608 for Mr. Fritch; 5,166 for Ms. Jones; and 32,115 for Mr. Manders;

•

shares acquirable within 60 days of January 31, 2013 by exercising vested stock options in the amount of 903,362 for Mr. Cordani; 17,149 for Mr. Nicoletti; 507,760 for Mr. Fritch; 13,102 for Ms. Jones; 103,329 for Mr. Manders; and an aggregate of 213,869 for the other executive officers;

•

shares acquirable within 60 days of January 31, 2013 resulting from payout of the 2010 - 2012 Strategic Performance Shares in the amount of 190,477 for Mr. Cordani; 21,120 for Mr. Nicoletti; 36,016 for Mr. Fritch; 21,408 for Ms. Jones; and 24,296 for Mr. Manders; and an aggregate of 49,891 for the other executive officers;

•

holdings in Cigna Stock Funds of 401(k) Plans in the amount of 1,638 for Mr. Cordani; and 1,313 for Ms. Jones.

(2)

The amounts reflected in the table do not include restricted share equivalents, deferred stock units or hypothetical shares of Cigna stock held by directors; a more comprehensive representation of directors' equity-based holdings is presented in the Director Ownership Table on page 24.

Additional Information about Stock Held by Directors and Executive Officers

Directors, nominees, and named executive officers as a group beneficially own approximately 1.0% of the outstanding common stock. These beneficial ownership percentages do not include any common stock equivalents and are based on 285,954,499 shares of common stock outstanding on January 31, 2013.

On January 31, 2013, the Cigna Stock Funds of Cigna's two 401(k) plans for employees held a total of 7,013,436 shares, or approximately 2.5% of the outstanding common stock on that date. A Cigna management advisory committee determines how the shares held in the Cigna Stock Funds will be voted only to the extent the plans' individual participants do not give voting instructions.

The directors and named executive officers control the voting and investment of all shares of common stock they own beneficially.

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LARGEST SECURITY HOLDERS

This table and the note below provide information about a shareholder that filed with the SEC an amendment to a Schedule 13G indicating that it beneficially owned more than five percent of Cigna's common stock as of December 31, 2012. Cigna prepared the table using information from the amended Schedule 13G filing made by the beneficial owner. The percent of class reported in the table below is based on 285,954,499 shares of Cigna common stock outstanding as of January 31, 2013.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of 12/31/2012	Percent of Class

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	16,410,400	5.74%

BlackRock, Inc. reported that it held these shares as a parent holding company or control person; various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of Cigna; it has sole power to vote or direct the disposition of any of these shares; and it acquired these shares in the ordinary course of business with no intention of influencing control of Cigna.

ADDITIONAL QUESTIONS AND ANSWERS: 2014 ANNUAL MEETING, SHAREHOLDER PROPOSALS, COMMUNICATIONS AND COMPANY DOCUMENTS

When is the 2014 annual meeting of shareholders?

The 2014 annual meeting will be held on Wednesday, April 23, 2014, at a time and location to be announced later. The Board may change this date in its discretion.

How does a shareholder submit a proposal or nomination of a director candidate for the 2014 annual meeting?

The following summarizes the requirements for shareholder proposals.

•

If you intend to submit a proposal to be included in next year's proxy statement pursuant to Securities and Exchange Commission (SEC) Rule 14a-8, the Corporate Secretary must receive your proposal on or before November 15, 2013. Submitting a shareholder proposal does not guarantee that Cigna will include the proposal in its proxy statement if the proposal does not satisfy the SEC's rules.

•

If you want to present your proposal at the 2014 annual meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal by the close of business on January 23, 2014 and it must satisfy the requirements set forth in Article II, Section 12 of Cigna's By-Laws.

If you would like to nominate a candidate for director at the 2014 annual meeting, you must notify the Corporate Secretary by the close of business on January 23, 2014. The notice must include certain information, specified in Cigna's By-Laws, about you and your nominee. If you would like to make a suggestion for a Board nominee to the Corporate Governance Committee, your suggestion should be submitted by Tuesday, October 1, 2013 to ensure consideration for the 2014 annual meeting.

Correspondence to the Corporate Secretary may be addressed to: Corporate Secretary, Cigna Corporation, Two Liberty Place, 16th Floor, 1601 Chestnut Street, Philadelphia, PA, 19192-1550.

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ADDITIONAL QUESTIONS AND ANSWERS

How can I communicate with the Board of Directors?

Shareholders and interested parties may contact the Board of Directors, the Chairman, the independent directors, or specific individual directors by submitting an e-mail to DirectorAccessMailbox@cigna.com. Shareholders and interested parties may also send written correspondence to Director Access, Attention: Office of the Corporate Secretary at the address listed above under the questions and answers about shareholder proposals.

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to Cigna's products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

How do I obtain copies of Cigna's corporate governance and other company documents?

The Board Practices, committee charters and Cigna's Code of Ethics are posted at www.cigna.com/aboutus/corporate-governance. In addition, these documents are available in print to any shareholder who submits a written request to the Corporate Secretary at the address listed above.

The Company's filings with the SEC, including its annual report on Form 10-K, are available through www.cigna.com/aboutus/sec-filings.

If you are a shareholder and did not receive an individual copy of this year's proxy statement, annual report or notice of Internet availability of proxy materials, we will promptly send a copy to you if you address a written request to Shareholder Services, Cigna Corporation, Two Liberty Place, 5th Floor, 1601 Chestnut Street, Philadelphia, PA 19192-1550. You may also contact Shareholder Services at (215) 761-3516 or shareholderservices@cigna.com.

What is householding and how does it affect me?

If you and other residents at your mailing address own shares of Cigna stock in "street name," your broker or bank should have notified you that your household will receive only one proxy statement and annual report or one notice of Internet availability of proxy materials for each company in which you hold stock through that broker or bank. This practice is known as "householding." Unless you responded that you did not want to participate in "householding," you were deemed to have consented to the process.

Your broker or bank will send one copy of our proxy statement and annual report or one copy of our notice of Internet availability of proxy materials to your address. Each shareholder who receives a paper copy of the proxy statement and annual report will continue to receive a separate proxy card or voting instruction card. Householding benefits both you and Cigna because it reduces the volume of duplicate information received at your household and helps Cigna reduce expenses and conserve natural resources.

If you would like to receive your own set of Cigna's annual report and proxy statement or your own notice of Internet availability of proxy materials in the future, or if you share an address with another Cigna shareholder and together both of you would like to receive only a single set of Cigna annual disclosure documents or notice of Internet availability of proxy materials, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

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APPENDIX A	SURVEY DATA FOR EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

The survey data below was used as the primary market reference for the target and actual compensation for the Executive Vice President and General Counsel position.

Salary Survey	Benchmarks	Participants

Aon Hewitt U.S. TCM Financial Services Executive Total Compensation	Law Corporate	The survey includes Financial Services companies with Corporate Assets of $40-$75 billion, representing primarily the insurance, diversified financial and banking sectors. Participants include, but are not limited to, Aetna, Chubb, Northern Trust, Protective Life, United Healthcare and Wellpoint.
Aon Hewitt U.S. TCM General Industry Executive Total Compensation	Law Corporate	This survey provides total compensation data for General Industry and Retail executives in organizations with corporate revenues between $10 and $20 billion including Air Products, Baxter International, Duke Energy, Eaton, Genuine Parts, HJ Heinz, Kellogg, Marriott, Navistar, Time Warner Cable, Waste Management and Yum!Brand.
Mercer US Global Premium Executive Renumeration Suite — Fortune 500 Organizations	Top Legal Executive/General Counsel	Fortune 500 participants with Annual Net Revenues between $15 and $30 billion include Aetna, AFLAC, Capital One, Hartford, Mass Mutual, Nationwide, Nike, PNC Financial, Progressive, Rite Aid, Staples, Travelers, and US Bank.
Pearl Meyer & Partners Executive and Senior Management Total Compensation Survey	Top Legal Counsel	Participants with Global Corporate Revenues greater than $10 billon are include, but are not limited to, Aetna, AT&T, Bristol-Myers Squibb, Cisco Systems, Comcast, CVS/Caremark, EMC Corporation, General Motors, Hewitt Packard, IBM, Macy's, Northwestern Mutual, TJX Companies, Tyson Foods, USAA, Viacom and Xerox.
Towers Watson CDB General Industry Executive	Top Legal Executive	The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 Billon include, but are not limited to, Aon, ARAMARK, Colgate-Palmolive, Coventry, CSX, General Mills, HealthNet, Lincoln National, Marriott, Office Depot, RR Donnelly, Time Warner Cable, UNUM, Union Pacific, US Airways and Whirlpool.

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APPENDIX B  AMENDMENT NO. 3 TO THE CIGNA LONG-TERM INCENTIVE PLAN

Under Article 14 of the Cigna Long-Term Incentive Plan (Amended and Restated Effective as of April 28, 2010) (the "Plan"), the Plan is amended, effective on April 24, 2013, as follows:

1. Section 11.1(b) of Article 11 of the Plan is amended to read:

11.1 Maximum Number Authorized.

***

(b)
Effective as of April 24, 2013, the number of shares of Common Stock authorized to be issued pursuant to Options, SARs, rights, grants or other awards made under this Plan from and after that date shall be 12,414,425 shares plus the number of:

(1)
shares reserved for issuance upon exercise of Options granted under Prior Plans, to the extent the Options are outstanding on March 7, 2013, and subsequently expire or are canceled or surrendered;

(2)
shares reserved for issuance under Article 9 upon vesting of restricted stock units granted under Qualifying Plans, or upon payment of Strategic Performance Shares under Section 10.1, to the extent the restricted stock units or Strategic Performance Shares are outstanding on March 7, 2013, and subsequently expire or are canceled or surrendered or the number of shares of Common Stock issued upon vesting of the Strategic Performance Shares is subsequently less than the maximum number of shares of Common Stock reserved; and

(3)
shares of Restricted Stock granted under Prior Plans, to the extent the applicable Restricted Period has not expired as of March 7, 2013, and the Restricted Stock is subsequently forfeited under Section 7.5 or is otherwise surrendered to the Company before the Restricted Period expires.

  For purposes of this Section 11.1, Prior Plans shall include the Cigna Long-Term Incentive Plan as restated effective January 1, 2000, as further amended and restated through April 28, 2010 and as amended April 27, 2011.

***

2. The first sentence of Section 11.3(a) of Article 11 of the Plan is amended to read:

11.3 Share Counting.

(a)
Effective as of April 24, 2013, and subject to the other provisions of Section 11.3, the following rules shall apply in determining whether shares of Common Stock remain available for issuance under Section 11.1(a) of the Plan.

3. Section 11.3(a)(4) of Article 11 of the Plan is amended to read:

  (4)
  The "Applicable Limit" is 5,499,842 shares plus any shares described in Section 11.1(b)(2) and (3).

4. Section 11.3(b) of Article 11 of the Plan is amended to read:

(b)
The following shall not reduce the number of authorized shares of Common Stock available for issuance under this Plan:

(1)
Common Stock reserved for issuance upon exercise or settlement, as applicable, of awards granted under the Plan, to the extent the awards expire or are canceled or surrendered;

(2)
Restricted Stock granted under the Plan, to the extent such Restricted Stock is forfeited under Section 7.5 or is otherwise surrendered to the Company before the Restricted Period expires;

(3)
Common Stock reserved, upon the grant of restricted stock units under any Qualifying Plans, for issuance under Article 9 when such restricted stock units vest, to the extent the restricted stock units are forfeited, canceled or surrendered;

(4)
Common Stock reserved for issuance under Section 10.1 upon vesting of Strategic Performance Shares, to the extent that the Strategic Performance Shares are forfeited, canceled or surrendered or the number of shares of Common Stock issued upon vesting of the Strategic Performance Shares is less than the maximum number of shares of Common Stock reserved; and

(5)
Awards, to the extent the payment is actually made in cash.

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DRIVING DIRECTIONS
FOR THE 2013 ANNUAL MEETING

Windsor Marriott Hotel

28 Day Hill Road

Windsor, CT 06095

Driving Directions

From Bradley International Airport:

Take Rt. 20 to I-91 South. Exit Day Hill Road (#38B). Hotel is on right.

From the South and Downtown:

Take I-91 North. Exit Route 75/Poquonock (#38). Turn right at the end of the exit ramp onto Rt. 75 North. Go through three quick traffic lights, then bear right at Day Hill Road Exit. Hotel is on right.

. Admission Ticket IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 23, 2013. Vote by Internet • Go to www.envisionreports.com/ci • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. • Follow the instructions provided by the recorded message X Annual Meeting Proxy Card . IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE . A Proposals — The Board recommends a vote FOR all nominees, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5. 1. Election of Directors: For Against Abstain 01 - David M. Cordani 04 - Donna F. Zarcone For Against Abstain 02 - Isaiah Harris, Jr. For Against Abstain 03 - Jane E. Henney, M.D. + 2. Ratification of the appointment of PricewaterhouseCoopers, LLP as Cigna’s independent registered public accounting firm for 2013. 4. Approval of an amendment to the Cigna Long-Term Incentive Plan. B Non-Voting Items Change of Address — Please print your new address below. For Against Abstain For Against Abstain 3. Advisory approval of Cigna’s executive compensation. 5. Consideration of a shareholder proposal on lobbying disclosure. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. 44D M Signature 2 — Please keep signature within the box. + 01LOLE

. Admission Ticket Cigna Corporation 2013 Annual Meeting of Shareholders Wednesday, April 24, 2013 10:00 a.m. Windsor Marriott Hotel Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095 Please bring a valid photo ID to be admitted to the meeting. In addition, if you own shares in street name, bring your most recent brokerage statement or a letter from your broker or other nominee with you to the meeting so that we can verify your ownership of common stock. Please note: no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted. . IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE . . . . . Proxy/Voting Instruction Card CIGNA CORPORATION THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints Danthu Thi Phan, Corporate Secretary, and Shermona S. Mapp, Assistant Corporate Secretary, or either of them, as proxies with full power of substitution. Each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 25, 2013, and all of the shares as to which the undersigned then had the right to give voting instruction to the record holder (trustee) under the Cigna 401(k) Plan and the Cigna Health Management 401(k) Plan, at the Annual Meeting of Shareholders, to be held at the Windsor Marriott Hotel, Ballroom 4, 28 Day Hill Road, Windsor, Connecticut 06095, on Wednesday, April 24, 2013, at 10:00 a.m. or at any postponement or adjournment thereof, on the matters set forth below: 1. Election of Director nominees for terms expiring in April 2016: 1.1 David M. Cordani, 1.2 Isaiah Harris, Jr., 1.3 Jane E. Henney, M.D. and 1.4 Donna F. Zarcone. 2. Ratification of appointment of PricewaterhouseCoopers, LLP as Cigna’s independent registered public accounting firm for 2013. 3. Advisory approval of Cigna’s executive compensation. 4. Approval of an amendment to the Cigna Long-Term Incentive Plan. 5. Consideration of a shareholder proposal on lobbying disclosure. In their discretion, upon such other matters as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not specify any choices if you wish to vote in accordance with the Board of Directors’ recommendations, so long as you submit your proxy. If you use this card to vote, you must sign it on the reverse side in order for your vote to be counted.